FIDELITY(REGISTERED TRADEMARK)
BALANCED
FUND

ANNUAL REPORT

JULY 31, 1999

(fidelity logo graphic)(registered trademark)

CONTENTS

PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              6   The managers' review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     9   A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            10  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   30  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.

NOTES                  34  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  39  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS          40

PROXY VOTING RESULTS   41

OF SPECIAL NOTE        43

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(recycle logo) This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE
INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE

(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

In July, the steadily growing U.S. economy again sparked fears of inflation and posed the threat of another Federal Reserve Board interest-rate hike at its August policy meeting. Despite rising profits and continued productivity gains at many U.S. corporations, stock and bond markets sold off sharply toward the month's end. Renewed jitters about inflation were sparked by a government report that showed a larger-than-expected increase in the employment-cost index.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-8888, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JULY 31, 1999        PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY BALANCED                  17.48%       97.35%        221.84%

Fidelity Balanced Composite        13.48%       134.48%       260.95%

 S&P 500 (registered trademark)    20.20%       220.67%       396.75%

 LB Aggregate Bond                 2.49%        42.30%        113.47%

Balanced Funds Average             9.57%        103.64%       201.30%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Fidelity Balanced Composite Index - a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. To measure how the fund's performance stacked up against its peers, you can compare it to the balanced funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 426 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JULY 31, 1999  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY BALANCED            17.48%       14.56%        12.40%

Fidelity Balanced Composite  13.48%       18.58%        13.70%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 OVER 10 YEARS
             Balanced                    S&P 500                     LB Aggregate Bond           60 S&P/40 LB Agg
             00304                       SP001                       LB001                       F0021
  1989/07/31      10000.00                    10000.00                    10000.00                    10000.00
  1989/08/31      10058.97                    10196.00                     9852.00                    10058.40
  1989/09/30      10066.86                    10154.20                     9902.25                    10054.18
  1989/10/31      10100.99                     9918.62                    10145.84                    10013.15
  1989/11/30      10254.55                    10120.96                    10242.23                    10173.77
  1989/12/31      10357.50                    10363.86                    10269.88                    10331.26
  1990/01/31       9974.90                     9668.45                    10147.67                     9866.14
  1990/02/28      10047.78                     9793.17                    10180.14                     9955.13
  1990/03/31      10129.77                    10052.69                    10187.27                    10116.21
  1990/04/30       9991.26                     9801.37                    10093.54                     9927.24
  1990/05/31      10323.68                    10757.01                    10392.31                    10625.52
  1990/06/30      10369.60                    10683.86                    10559.63                    10650.60
  1990/07/31      10397.68                    10649.67                    10705.35                    10688.94
  1990/08/31       9957.81                     9686.94                    10561.90                    10051.88
  1990/09/30       9795.13                     9215.19                    10649.56                     9791.53
  1990/10/31       9747.68                     9175.56                    10784.81                     9816.01
  1990/11/30      10089.37                     9768.30                    11016.69                    10280.90
  1990/12/31      10309.33                    10040.84                    11188.55                    10517.15
  1991/01/31      10736.05                    10478.62                    11327.29                    10844.45
  1991/02/28      11220.97                    11227.84                    11423.57                    11346.55
  1991/03/31      11435.59                    11499.55                    11502.39                    11542.61
  1991/04/30      11622.26                    11527.15                    11626.62                    11609.10
  1991/05/31      11995.58                    12025.12                    11694.05                    11936.94
  1991/06/30      11777.48                    11474.37                    11688.20                    11606.53
  1991/07/31      12085.84                    12009.08                    11850.67                    11995.58
  1991/08/31      12364.37                    12293.69                    12106.64                    12269.80
  1991/09/30      12469.60                    12088.39                    12352.41                    12246.48
  1991/10/31      12748.53                    12250.37                    12489.52                    12399.32
  1991/11/30      12521.25                    11756.68                    12604.42                    12145.13
  1991/12/31      13070.32                    13101.65                    12978.78                    13123.06
  1992/01/31      13070.32                    12857.96                    12802.26                    12905.22
  1992/02/29      13260.82                    13025.11                    12885.48                    13039.43
  1992/03/31      13176.28                    12771.12                    12813.32                    12857.66
  1992/04/30      13336.97                    13146.59                    12905.58                    13121.50
  1992/05/31      13583.35                    13211.01                    13149.49                    13259.28
  1992/06/30      13540.76                    13014.17                    13330.95                    13213.93
  1992/07/31      13866.00                    13546.45                    13602.91                    13646.03
  1992/08/31      13941.89                    13268.74                    13740.30                    13533.31
  1992/09/30      14038.35                    13425.32                    13903.80                    13693.54
  1992/10/31      13971.07                    13472.30                    13718.88                    13649.45
  1992/11/30      14004.71                    13931.71                    13721.63                    13929.81
  1992/12/31      14108.83                    14103.07                    13939.80                    14121.21
  1993/01/31      14418.79                    14221.54                    14207.45                    14300.83
  1993/02/28      14809.10                    14414.95                    14456.08                    14517.63
  1993/03/31      15281.37                    14719.10                    14516.79                    14725.81
  1993/04/30      15769.07                    14362.90                    14618.41                    14553.22
  1993/05/31      16024.53                    14747.83                    14637.41                    14794.81
  1993/06/30      16037.17                    14790.60                    14902.35                    14927.66
  1993/07/31      16248.49                    14731.43                    14987.29                    14925.87
  1993/08/31      16776.81                    15289.75                    15249.57                    15369.77
  1993/09/30      16615.25                    15172.02                    15290.75                    15315.36
  1993/10/31      16750.53                    15486.08                    15347.32                    15528.24
  1993/11/30      16455.37                    15338.97                    15216.87                    15386.94
  1993/12/31      16828.64                    15524.57                    15299.04                    15531.88
  1994/01/31      17281.09                    16052.40                    15505.58                    15932.60
  1994/02/28      16979.45                    15617.38                    15235.78                    15562.65
  1994/03/31      16282.56                    14936.47                    14859.46                    15001.77
  1994/04/30      16142.95                    15127.65                    14740.58                    15068.98
  1994/05/31      16168.34                    15375.75                    14739.11                    15216.66
  1994/06/30      16001.56                    14999.04                    14706.68                    14979.58
  1994/07/31      16308.30                    15491.01                    14999.34                    15393.62
  1994/08/31      16461.67                    16126.14                    15017.34                    15779.69
  1994/09/30      16345.92                    15731.05                    14796.59                    15454.94
  1994/10/31      16152.86                    16085.00                    14783.27                    15658.02
  1994/11/30      15921.18                    15499.18                    14750.75                    15302.08
  1994/12/31      15934.34                    15729.04                    14852.53                    15480.47
  1995/01/31      15934.34                    16136.89                    15146.61                    15843.92
  1995/02/28      16284.40                    16765.74                    15507.10                    16365.22
  1995/03/31      16558.29                    17260.50                    15601.69                    16694.91
  1995/04/30      16728.45                    17768.82                    15820.11                    17083.40
  1995/05/31      17042.60                    18479.04                    16432.35                    17757.55
  1995/06/30      17228.61                    18908.31                    16552.31                    18056.91
  1995/07/31      17480.22                    19535.31                    16515.89                    18400.28
  1995/08/31      17519.95                    19584.34                    16715.74                    18517.04
  1995/09/30      17678.11                    20410.80                    16877.88                    19057.74
  1995/10/31      17517.40                    20337.94                    17097.29                    19116.02
  1995/11/30      18012.92                    21230.77                    17353.75                    19734.23
  1995/12/31      18309.05                    21639.68                    17596.70                    20072.79
  1996/01/31      18471.56                    22376.29                    17712.84                    20535.75
  1996/02/29      18133.00                    22583.72                    17404.64                    20507.04
  1996/03/31      17986.86                    22801.20                    17282.80                    20568.11
  1996/04/30      18041.66                    23137.29                    17186.02                    20703.95
  1996/05/31      18164.95                    23734.00                    17151.65                    21007.75
  1996/06/30      18302.88                    23824.43                    17381.48                    21168.38
  1996/07/31      17873.36                    22771.86                    17428.41                    20630.11
  1996/08/31      18081.19                    23252.12                    17398.78                    20877.14
  1996/09/30      18669.05                    24560.75                    17701.52                    21727.42
  1996/10/31      19271.73                    25238.14                    18094.50                    22279.90
  1996/11/30      20210.79                    27145.89                    18403.91                    23442.78
  1996/12/31      20018.82                    26608.13                    18232.75                    23076.93
  1997/01/31      20587.53                    28270.60                    18289.28                    23970.66
  1997/02/28      20800.80                    28492.25                    18335.00                    24107.39
  1997/03/31      20265.90                    27321.50                    18131.48                    23406.01
  1997/04/30      20768.60                    28952.59                    18403.45                    24384.84
  1997/05/31      21802.72                    30715.23                    18578.29                    25368.24
  1997/06/30      22554.26                    32091.27                    18799.37                    26170.89
  1997/07/31      23917.66                    34644.77                    19306.95                    27702.98
  1997/08/31      23206.95                    32703.97                    19142.84                    26677.64
  1997/09/30      24317.13                    34495.17                    19426.16                    27712.25
  1997/10/31      23825.56                    33343.03                    19707.83                    27317.63
  1997/11/30      24255.68                    34886.48                    19798.49                    28126.61
  1997/12/31      24712.68                    35485.48                    19998.46                    28530.01
  1998/01/31      24987.80                    35877.95                    20254.44                    28865.41
  1998/02/28      25991.20                    38465.47                    20238.23                    30105.23
  1998/03/31      26936.50                    40435.28                    20307.04                    31071.19
  1998/04/30      27116.08                    40842.06                    20412.64                    31323.36
  1998/05/31      27050.78                    40139.99                    20606.56                    31119.32
  1998/06/30      27558.98                    41770.47                    20781.37                    31983.36
  1998/07/31      27394.55                    41325.62                    20825.47                    31806.13
  1998/08/31      24928.05                    35350.76                    21164.44                    29254.09
  1998/09/30      26354.29                    37615.33                    21659.93                    30652.46
  1998/10/31      27522.00                    40674.96                    21545.65                    32083.73
  1998/11/30      28563.96                    43140.27                    21667.68                    33323.17
  1998/12/31      29708.98                    45626.01                    21732.84                    34515.30
  1999/01/31      30635.12                    47534.09                    21888.07                    35479.98
  1999/02/28      30181.13                    46056.73                    21505.90                    34570.55
  1999/03/31      31270.49                    47899.46                    21625.23                    35477.18
  1999/04/30      32823.05                    49754.61                    21693.78                    36346.58
  1999/05/31      32293.35                    48579.90                    21502.87                    35703.76
  1999/06/30      32790.19                    51276.09                    21434.20                    36847.08
  1999/07/30      32183.65                    49675.25                    21344.18                    36094.96
IMATRL PRASUN   SHR__CHT 19990731 19990824 100733 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Balanced Fund on July 31, 1989. As the chart shows, by July 31, 1999, the value of the investment would have grown to $32,184 - a 221.84% increase on the initial investment. For comparison, look at how both the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the Standard & Poor's 500 Index would have grown to $49,675 - a 396.75% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $21,347 - a 113.47% increase. You can also look at how the Fidelity Balanced Composite Index did over the same period. The composite index combines the total returns of the Standard & Poor's 500 Index (60%) and the Lehman Brothers Aggregate Bond Index (40%). With dividends and interest, if any, reinvested, the same $10,000 would have grown to $36,095 - a 260.95% increase.

(checkmark)
UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

FUND TALK: THE MANAGERS' OVERVIEW

MARKET RECAP

One big question on investors' minds
throughout the 12-month period was,
"What will the Federal Reserve Board
do next?" After a series of
interest-rate cuts by the Fed in the
fall of 1998, a buoyant domestic
economy, combined with signs of
improvement overseas, caused
nervousness about inflationary
pressures and resulted in a shift in
Fed policy to a tightening bias in May.
While the equity markets churned in
response to prospects of higher
interest rates, the bond market sold
off. For the 12-month period that
ended July 31, 1999, the Standard &
Poor's 500 Index posted a total return
of 20.20%. In comparison, the
Lehman Brothers Aggregate Bond
Index - a broad measure of the
U.S. taxable investment-grade bond
market - returned 2.49% during
the same period. On June 30, 1999, in
a surprising change of events
following the Fed's decision to
increase the federal-funds rate from
4.75% to 5.00%, they caught the
markets off-guard with another shift
in monetary policy, switching from a
tightening bias to neutral. While the
bond market showed some signs of
strength in mid-July, a
larger-than-expected increase in the
employment-cost index caused
further volatility. As stock and bond
prices faltered in response, many
market watchers felt there was a
strong possibility that the Fed would
raise interest rates at its August
meeting.

(photographs of Stephen DuFour and Kevin Grant)

An interview with Stephen DuFour (right), Lead Portfolio Manager of Fidelity Balanced Fund, and Kevin Grant, Co-Manager for fixed-income investments

Q. HOW DID THE FUND PERFORM, STEVE?

S.D. Since the fund is made up of stocks and bonds, its performance typically falls between that of its two benchmarks, the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. For the 12 months that ended July 31, 1999, the fund returned 17.48%, while the S&P 500 returned 20.20% and the Lehman Brothers index returned 2.49%. During the same period, the fund outperformed the 9.57% return of the balanced funds average - as measured by Lipper Inc. - as well as the 13.48% return of the Fidelity Balanced Composite Index.

Q. THE FUND PERFORMED VERY WELL VERSUS ITS PEERS. TO WHAT DO YOU
ATTRIBUTE THIS SUCCESS?

S.D. Solid stock picks among the fund's top holdings, along with favorable sector weightings, fueled performance of the equity subportfolio during the 12-month period. I increased the fund's stake in some of the larger-cap integrated oil companies such as Exxon and Mobil, which were in merger talks during the period, as well as in energy services and equipment stocks such as Weatherford International. This strategy was rewarded handsomely as supply/demand imbalances began to correct themselves in the spring, boosting the price of oil, just as OPEC announced its supply cuts.

Q. WHAT WERE YOUR PRINCIPAL INVESTMENT STRATEGIES DURING THE 12-MONTH
PERIOD?

S.D. I always try to buy securities that are significantly undervalued by the market. My feeling is that there aren't that many of these stocks out there to choose from. So, when I do find names in which I have great conviction, I buy them in large positions to get the full payoff. Depending on where those names are, it can look like I'm taking a sector bet, but it's more of a function of making a big bet on specific stocks. This concentrated investment style paid off for the fund over the past 12 months.

Q. WHICH OTHER STOCKS PERFORMED WELL?

S.D. Unisys, the fund's largest position at the end of the period, benefited from strong demand for the company's high-end computer hardware and computer services, as well as the company's restructured operations and improved financial condition. Shares of MediaOne provided strong gains, rallying around increased demand for digital services over enhanced cable systems, most notably high-speed Internet access. The stock rose further in response to the bidding war for it between AT&T and Comcast in April, from which AT&T emerged the victor. The fund no longer owned MediaOne at the end of the period.

Q. WHICH STOCKS DISAPPOINTED?

S.D. Banc One, a casualty of last year's global meltdown, suffered from disappointing second-quarter earnings and worries surrounding its merger with First Chicago. Citigroup also fell sharply during last summer's correction due in large part to its heavy exposure to emerging markets. Shares of Waste Management, a consolidator of trash haulers, plunged in July after the company pre-announced weaker-than-expected earnings for the upcoming quarter due to revenue shortfalls. The fund no longer owns Banc One and Waste Management.

Q. TURNING TO YOU, KEVIN, HOW DID THE BOND SUBPORTFOLIO FARE?

K.G. We've completed a round trip from last fall's massive flight-to-safety in the Treasury market, as interest rates rose steadily during the second half of the period. The story in the first quarter of 1999 was one of recovery in the spread sectors - mortgages, corporates and the like - from the depressed levels of last fall. These bonds outperformed Treasuries by wide margins, supported by strengthening global economies. The fund's bond subportfolio was well-positioned to take advantage of these favorable conditions, with its significant overweighting in corporates and mortgages, and underweighting in Treasuries relative to the Lehman index. Although investors' concerns about the possibility of an interest-rate hike, as well as a high level of debt issuance, halted the rally in spread sectors in the second quarter, our overweighting in this area was critical to the positive performance of the subportfolio over the 12-month period.

Q. STEVE, WHAT'S YOUR OUTLOOK?

S.D. My outlook remains positive. With economies recovering around the world, the value part of the stock market is looking better today than it did 12 months ago. These recoveries could lead to some of the cyclical names doing better than their growth counterparts have done over the last three years. Since this is a value-oriented fund, this development could bode well for investors.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)
FUND FACTS

GOAL: high income with
preservation of capital by
investing in a broadly
diversified portfolio of
high-yielding equity and debt
securities

FUND NUMBER: 304

TRADING SYMBOL: FBALX

START DATE: November 6,
1986

SIZE: as of July 31, 1999,
more than $5.9 billion

MANAGER: Stephen DuFour,
since 1997; manager,
Fidelity Convertible Securities
Fund January 1997-July
1997; various Fidelity
Select Portfolios,
1993-1997; joined Fidelity
in 1992; Kevin Grant,
since 1997; joined Fidelity in
1993

STEVE DUFOUR ON THE VALUE
SIDE OF THE MARKET:

"Over the past three years, as
economies around the world slowed
and even collapsed, the market
turned toward the stable growth
names and afforded them very high
price-to-earnings ratios given their
consistency for reporting earnings.
Conversely, the companies in the
cyclical part of the market - those
more sensitive to the strength of the
economy - traded down to very low
multiples due to the weakness in
their earnings. As Asia recovers and
Latin America begins to stabilize,
some of these value names in the
cyclical market should start to see
recoveries in their orders, which
should turn into revenues in the
next six to 12 months.

"These companies could thus
enjoy a rate of earnings growth,
on a year-over-year basis, that is
considerably higher than that of
growth companies, which have
performed exceedingly well in
recent years. This turn of events
has begun to, and may continue to,
result in the flow of cash out of these
consistent growth stocks and into
more of the cyclical recovery names.
I have woven this trend into the
fabric of the Balanced Fund, and I
intend to monitor the situation very
closely in considering future
potential investments for the fund."

INVESTMENT CHANGES

TOP FIVE STOCKS AS OF JULY
31, 1999

                                 % OF FUND'S INVESTMENTS      % OF FUND'S INVESTMENTS IN
                                                              THESE STOCKS 6 MONTHS AGO

Unisys Corp.                      4.0                          3.1

Exxon Corp.                       3.3                          1.6

Chase Manhattan Corp.             2.9                          3.6

Navistar International Corp.      2.2                          1.8

Weatherford International, Inc.   2.0                          0.5

TOP FIVE BOND ISSUERS AS OF
JULY 31, 1999

(WITH MATURITIES MORE THAN       % OF FUND'S INVESTMENTS      % OF FUND'S INVESTMENTS IN
ONE YEAR)                                                     THESE ISSUERS 6 MONTHS AGO

Fannie Mae                        10.3                         10.4

U.S. Treasury Obligations         5.3                          4.0

Government National Mortgage      3.0                          2.3
Association

MCI WorldCom, Inc.                0.6                          0.6

TCI Communications, Inc.          0.5                          0.6

TOP FIVE MARKET SECTORS AS OF
JULY 31, 1999

                                 % OF FUND'S INVESTMENTS      % OF FUND'S INVESTMENTS IN
                                                              THESE MARKET SECTORS 6
                                                              MONTHS AGO

FINANCE                           17.7                         20.9

ENERGY                            9.4                          5.0

UTILITIES                         9.2                          10.1

TECHNOLOGY                        8.1                          9.0

MEDIA & LEISURE                   6.4                          9.7

ASSET ALLOCATION (% OF FUND'S
INVESTMENTS)

AS OF JULY 31, 1999 *

                                 Stocks 59.4%

                                 Bonds 34.3%

                                 Convertible Securities 0.0%

                                 Short-term Investments 6.3%

* FOREIGN INVESTMENTS                                         3.0%

AS OF JANUARY 31, 1999 **

                                 Stocks 64.2%

                                 Bonds 33.5%

                                 Convertible Securities 0.3%

                                 Short-term Investments 2.0%

** FOREIGN INVESTMENTS                                        3.8%



Row: 1, Col: 1, Value: 59.4
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 34.3
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 6.3

Row: 1, Col: 1, Value: 64.2
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 33.5
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.3
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 2.0

INVESTMENTS JULY 31, 1999
Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 59.4%

                                 SHARES                  VALUE (NOTE 1) (000S)

AEROSPACE & DEFENSE - 1.0%

AEROSPACE & DEFENSE - 0.9%

Boeing Co.                        399,700                $ 18,136

Harsco Corp.                      232,600                 6,687

Textron, Inc.                     364,700                 29,997

                                                          54,820

DEFENSE ELECTRONICS - 0.1%

Raytheon Co. Class B              107,600                 7,566

TOTAL AEROSPACE & DEFENSE                                 62,386

BASIC INDUSTRIES - 3.6%

CHEMICALS & PLASTICS - 2.9%

Crompton & Knowles Corp.          948,000                 18,605

Dexter Corp.                      120,200                 4,718

E.I. du Pont de Nemours and       373,900                 26,944
Co.

Engelhard Corp.                   539,200                 12,031

Georgia Gulf Corp.                372,800                 5,126

Great Lakes Chemical Corp.        174,500                 7,722

Lyondell Chemical Co.             953,500                 17,401

Millennium Chemicals, Inc.        322,600                 7,581

PPG Industries, Inc.              194,900                 11,621

Rogers Corp. (a)                  105,100                 3,481

Rohm & Haas Co.                   607,100                 25,878

Schulman (A.), Inc.               182,700                 3,528

Union Carbide Corp.               191,700                 9,202

W.R. Grace & Co. (a)              498,200                 9,372

Witco Corp.                       514,000                 9,413

                                                          172,623

IRON & STEEL - 0.1%

Ispat International NV            69,000                  802

Quanex Corp.                      104,900                 2,767

                                                          3,569

METALS & MINING - 0.4%

Alcoa, Inc.                       261,700                 15,669

Olin Corp.                        861,300                 11,358

                                                          27,027

PACKAGING & CONTAINERS - 0.1%

Bemis Co., Inc.                   133,500                 4,940

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

BASIC INDUSTRIES - CONTINUED

PAPER & FOREST PRODUCTS - 0.1%

Fort James Corp.                  169,500                $ 6,187

TOTAL BASIC INDUSTRIES                                    214,346

CONSTRUCTION & REAL ESTATE -
0.8%

BUILDING MATERIALS - 0.1%

Robbins & Myers, Inc.             54,600                  1,246

York International Corp.          52,600                  2,351

                                                          3,597

ENGINEERING - 0.1%

Fluor Corp.                       188,700                 7,560

REAL ESTATE INVESTMENT TRUSTS
- 0.6%

Apartment Investment &            228,300                 9,317
Management Co. Class A

Equity Office Properties Trust    446,800                 11,226

Equity Residential Properties     353,700                 14,612
Trust (SBI)

                                                          35,155

TOTAL CONSTRUCTION & REAL                                 46,312
ESTATE

DURABLES - 4.2%

AUTOS, TIRES, & ACCESSORIES -
3.1%

Delphi Automotive Systems         427,277                 7,691
Corp.

Eaton Corp.                       190,900                 18,887

Ford Motor Co.                    406,100                 19,747

Modine Manufacturing Co.          256,700                 8,222

Navistar International Corp.      2,980,000               132,424
(a)

                                                          186,971

CONSUMER DURABLES - 0.9%

Minnesota Mining &                583,200                 51,285
Manufacturing Co.

TEXTILES & APPAREL - 0.2%

NIKE, Inc. Class B                191,000                 9,932

TOTAL DURABLES                                            248,188

ENERGY - 8.9%

ENERGY SERVICES - 1.6%

BJ Services Co. (a)               567,100                 17,332

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

ENERGY - CONTINUED

ENERGY SERVICES - CONTINUED

Nabors Industries, Inc. (a)       547,600                $ 12,766

Noble Drilling Corp. (a)          1,377,600               31,254

Schlumberger Ltd.                 497,600                 30,136

Tidewater, Inc.                   178,400                 5,898

                                                          97,386

OIL & GAS - 7.3%

Exxon Corp.                       2,510,400               199,263

Kerr-McGee Corp.                  204,700                 10,542

Mobil Corp.                       1,022,200               104,520

Norsk Hydro AS ADR                64,900                  2,555

Weatherford International,        2,965,900               116,226
Inc. (a)

                                                          433,106

TOTAL ENERGY                                              530,492

FINANCE - 13.0%

BANKS - 4.6%

AmSouth Bancorp.                  336,400                 7,695

Bank of America Corp.             1,003,800               66,627

Chase Manhattan Corp.             2,239,100               172,131

Mellon Bank Corp.                 533,700                 18,012

Union Planters Corp.              114,200                 5,060

UnionBanCal Corp.                 110,100                 3,964

                                                          273,489

CREDIT & OTHER FINANCE - 1.8%

Associates First Capital          255,600                 9,793
Corp. Class A

Citigroup, Inc.                   2,074,350               92,438

Concord EFS, Inc. (a)             162,100                 5,522

                                                          107,753

FEDERAL SPONSORED CREDIT - 2.6%

Fannie Mae                        1,584,400               109,324

Freddie Mac                       606,500                 34,798

SLM Holding Corp.                 155,800                 7,089

                                                          151,211

INSURANCE - 3.1%

Allmerica Financial Corp.         543,000                 32,139

Ambac Financial Group, Inc.       568,800                 31,640

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

FINANCE - CONTINUED

INSURANCE - CONTINUED

American International Group,     580,550                $ 67,416
Inc.

CIGNA Corp.                       214,000                 18,872

Hartford Financial Services       457,400                 24,700
Group, Inc.

MBIA, Inc.                        143,900                 8,238

UICI (a)                          105,900                 2,985

                                                          185,990

SECURITIES INDUSTRY - 0.9%

Lehman Brothers Holdings,         365,100                 19,624
Inc.

Morgan Stanley, Dean Witter &     199,900                 18,016
Co.

Schwab (Charles) Corp.            379,000                 16,700

                                                          54,340

TOTAL FINANCE                                             772,783

HEALTH - 2.8%

DRUGS & PHARMACEUTICALS - 2.1%

Lilly (Eli) & Co.                 804,900                 52,822

Merck & Co., Inc.                 315,800                 21,376

Pharmacia & Upjohn, Inc.          337,600                 18,167

Schering-Plough Corp.             555,700                 27,229

Sigma-Aldrich Corp.               80,800                  2,717

                                                          122,311

MEDICAL EQUIPMENT & SUPPLIES
- 0.7%

Abbott Laboratories               591,600                 25,402

Johnson & Johnson                 189,800                 17,485

                                                          42,887

TOTAL HEALTH                                              165,198

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.5%

ELECTRICAL EQUIPMENT - 0.1%

Harris Corp.                      45,200                  1,370

Roper Industries, Inc.            227,500                 7,963

                                                          9,333

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.4%

Caterpillar, Inc.                 167,100                 9,796

Deere & Co.                       247,100                 9,452

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

INDUSTRIAL MACHINERY &
EQUIPMENT - CONTINUED

INDUSTRIAL MACHINERY &
EQUIPMENT - CONTINUED

Donaldson Co., Inc.               196,200                $ 4,868

IDEX Corp.                        131,200                 3,698

Ingersoll-Rand Co.                427,800                 27,513

Kaydon Corp.                      185,000                 5,770

Kennametal, Inc.                  204,100                 4,924

New Holland NV                    447,500                 6,713

Parker-Hannifin Corp.             210,400                 9,928

                                                          82,662

TOTAL INDUSTRIAL MACHINERY &                              91,995
EQUIPMENT

MEDIA & LEISURE - 4.8%

BROADCASTING - 2.1%

AT&T Corp. (Liberty Media         485,400                 17,960
Group) Class A (a)

CBS Corp. (a)                     358,800                 15,765

Time Warner, Inc.                 1,252,471               90,178

                                                          123,903

ENTERTAINMENT - 0.7%

Disney (Walt) Co.                 932,700                 25,766

News Corp. Ltd. sponsored ADR     542,100                 18,906

                                                          44,672

LODGING & GAMING - 0.2%

Promus Hotel Corp. (a)            345,300                 9,302

PUBLISHING - 1.8%

Belo (A.H.) Corp. Class A         964,900                 19,479

Gannet, Inc.                      164,200                 11,863

Knight-Ridder, Inc.               428,900                 23,000

Meredith Corp.                    1,132,000               40,681

Washington Post Co. Class B       17,700                  10,001

                                                          105,024

TOTAL MEDIA & LEISURE                                     282,901

NONDURABLES - 0.7%

FOODS - 0.4%

Earthgrains Co.                   19,800                  517

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

NONDURABLES - CONTINUED

FOODS - CONTINUED

Nabisco Holdings Corp. Class A    206,600                $ 8,600

Quaker Oats Co.                   191,600                 13,041

                                                          22,158

HOUSEHOLD PRODUCTS - 0.3%

Gillette Co.                      480,900                 21,069

TOTAL NONDURABLES                                         43,227

PRECIOUS METALS - 0.3%

Franco Nevada Mining Corp.        142,300                 1,998
Ltd.

Newmont Mining Corp.              913,800                 16,905

                                                          18,903

RETAIL & WHOLESALE - 1.1%

GENERAL MERCHANDISE STORES -
0.5%

Consolidated Stores Corp. (a)     871,600                 13,619

Dollar General Corp.              613,050                 16,208

                                                          29,827

GROCERY STORES - 0.4%

Albertson's, Inc.                 196,400                 9,759

Fleming Companies, Inc.           831,500                 10,030

SUPERVALU, Inc.                   127,800                 2,907

                                                          22,696

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.2%

CDnow, Inc. (a)                   345,700                 6,828

Newpark Resources, Inc. (a)       611,100                 5,805

                                                          12,633

TOTAL RETAIL & WHOLESALE                                  65,156

SERVICES - 0.5%

LEASING & RENTAL - 0.1%

Hanover Compressor Co. (a)        186,700                 6,838

PRINTING - 0.2%

Deluxe Corp.                      298,700                 11,201

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

SERVICES - CONTINUED

SERVICES - 0.2%

Block (H&R), Inc.                 112,700                $ 6,156

CheckFree Holdings Corp. (a)      32,700                  967

Gartner Group, Inc. Class B       83,380                  1,803
(a)

                                                          8,926

TOTAL SERVICES                                            26,965

TECHNOLOGY - 7.6%

COMMUNICATIONS EQUIPMENT - 0.7%

ADC Telecommunications, Inc.      782,500                 34,821
(a)

Andrew Corp. (a)                  274,800                 5,496

                                                          40,317

COMPUTER SERVICES & SOFTWARE
- 5.0%

At Home Corp. Series A (a)        313,600                 14,328

Electronic Data Systems Corp.     224,300                 13,528

IMS Health, Inc.                  640,400                 17,851

National Instrument Corp. (a)     222,300                 9,948

NCR Corp. (a)                     136,700                 6,408

Unisys Corp. (a)                  5,854,300               238,929

                                                          300,992

COMPUTERS & OFFICE EQUIPMENT
- 1.9%

Compaq Computer Corp.             614,800                 14,755

Gadzoox Networks, Inc.            2,200                   166

Hewlett-Packard Co.               869,600                 91,036

Nihon Unisys Ltd.                 256,000                 6,995

                                                          112,952

TOTAL TECHNOLOGY                                          454,261

TRANSPORTATION - 1.8%

RAILROADS - 1.8%

Burlington Northern Santa Fe      1,751,400               56,045
Corp.

Union Pacific Corp.               943,200                 51,228

                                                          107,273

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

UTILITIES - 6.8%

ELECTRIC UTILITY - 1.0%

Dominion Resources, Inc.          151,900                $ 6,693

Entergy Corp.                     577,400                 17,502

Florida Progress Corp.            88,500                  3,623

Illinova Corp.                    63,200                  2,078

IPALCO Enterprises, Inc.          1,064,900               22,829

PG&E Corp.                        280,968                 8,886

                                                          61,611

GAS - 0.4%

Dynegy, Inc.                      601,300                 14,431

K N Energy, Inc.                  406,200                 7,921

                                                          22,352

TELEPHONE SERVICES - 5.4%

AT&T Corp.                        1,751,950               90,992

BellSouth Corp.                   869,100                 41,717

MCI WorldCom, Inc. (a)            880,747                 72,662

SBC Communications, Inc.          1,614,300               92,318

Sprint Corp. (FON Group)          386,600                 19,982

                                                          317,671

TOTAL UTILITIES                                           401,634

TOTAL COMMON STOCKS                                       3,532,020
(Cost $2,844,711)



NONCONVERTIBLE BONDS - 12.8%

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)

AEROSPACE & DEFENSE - 0.1%

DEFENSE ELECTRONICS - 0.1%

Raytheon Co. 6.45% 8/15/02        Baa1      $ 4,450                             4,431

BASIC INDUSTRIES - 0.3%

CHEMICALS & PLASTICS - 0.3%

Equistar Chemicals                Baa3       5,000                              4,934
LP/Equistar Funding Corp.
8.75% 2/15/09

NONCONVERTIBLE BONDS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

BASIC INDUSTRIES - CONTINUED

CHEMICALS & PLASTICS -
CONTINUED

Praxair, Inc. 6.15% 4/15/03       A3        $ 10,925                           $ 10,682

Rohm & Haas Co. 7.85% 7/15/29     A3         3,600                              3,617
(d)

                                                                                19,233

PAPER & FOREST PRODUCTS - 0.0%

Fort James Corp. 6.625%           Baa2       910                                896
9/15/04

TOTAL BASIC INDUSTRIES                                                          20,129

CONSTRUCTION & REAL ESTATE -
0.7%

REAL ESTATE - 0.1%

Duke Realty LP 7.3% 6/30/03       Baa1       5,000                              5,013

REAL ESTATE INVESTMENT TRUSTS
- 0.6%

CenterPoint Properties Trust      Baa2       2,600                              2,435
6.75% 4/1/05

Equity Office Properties Trust:

6.5% 1/15/04                      Baa1       6,000                              5,777

6.625% 2/15/05                    Baa1       2,500                              2,382

6.75% 2/15/08                     Baa1       4,590                              4,280

7.25% 2/15/18                     Baa1       15,000                             13,428

ProLogis Trust 6.7% 4/15/04       Baa1       1,550                              1,486

Spieker Properties, Inc.          Baa2       9,700                              9,167
7.125% 7/1/09

                                                                                38,955

TOTAL CONSTRUCTION & REAL                                                       43,968
ESTATE

DURABLES - 0.1%

AUTOS, TIRES, & ACCESSORIES -
0.1%

Ford Motor Co. 7.45% 7/16/31      A1         4,000                              3,930

ENERGY - 0.5%

ENERGY SERVICES - 0.0%

Baker Hughes, Inc. 6.875%         A2         1,395                              1,292
1/15/29 (d)

OIL & GAS - 0.5%

Anadarko Petroleum Corp. 7.2%     Baa1       6,970                              6,392
3/15/29

Apache Corp.:

7.625% 7/1/19                     Baa1       5,000                              4,844

7.7% 3/15/26                      Baa1       1,500                              1,473

Apache Finance Property Ltd.      Baa1       2,600                              2,444
6.5% 12/15/07

NONCONVERTIBLE BONDS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

ENERGY - CONTINUED

OIL & GAS - CONTINUED

Conoco, Inc.:

5.9% 4/15/04                      A3        $ 2,300                            $ 2,219

6.95% 4/15/29                     A3         3,790                              3,501

Petro-Canada 7% 11/15/28          A3         9,030                              8,126

                                                                                28,999

TOTAL ENERGY                                                                    30,291

FINANCE - 4.7%

BANKS - 1.9%

ABN-Amro Bank NV, Chicago         A1         6,750                              6,739
6.625% 10/31/01

Banco Latinoamericano             Baa2       2,300                              2,282
Exportaciones SA euro 6.9%
12/4/99 (d)

Bank of New York                  A1         2,000                              1,929
Institutional Capital Trust
A 7.78% 12/1/26 (d)

BankAmerica Corp.:

6.625% 6/15/04                    Aa2        4,365                              4,315

10% 2/1/03                        Aa3        850                                926

BankBoston NA 6.375% 3/25/08      A2         5,000                              4,674

BanPonce Financial Corp.:

6.69% 9/21/00                     A3         500                                502

6.75% 8/9/01                      A3         770                                766

6.88% 6/16/00                     A3         2,500                              2,513

Barclays Bank PLC yankee:

5.875% 7/15/00                    A1         11,000                             10,964

5.95% 7/15/01                     A1         12,450                             12,326

Capital One Bank 6.375%           Baa2       5,300                              5,149
2/15/03

Chase Manhattan Corp. 5.5%        Aa3        2,400                              2,375
2/15/01

Korea Development Bank:

6.625% 11/21/03                   Baa3       4,045                              3,804

7.125% 9/17/01                    Baa3       1,195                              1,172

MBNA Corp.:

6.34% 6/2/03                      Baa2       1,800                              1,746

6.875% 11/15/02                   Baa2       8,350                              8,315

NationsBank NA 5.92% 6/8/01       Aa2        6,500                              6,404

NB Capital Trust IV 8.25%         Aa2        6,630                              6,557
4/15/27

NONCONVERTIBLE BONDS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

FINANCE - CONTINUED

BANKS - CONTINUED

Providian National Bank:

6.25% 5/7/01                      Baa3      $ 2,345                            $ 2,314

6.75% 3/15/02                     Baa3       905                                899

Sanwa Finance Aruba A E C         A3         14,100                             13,937
8.35% 7/15/09

Union Planters National Bank      A3         4,000                              4,028
6.81% 8/20/01

Zions Bancorp 8.625% 10/15/02     Baa1       6,000                              6,298

                                                                                110,934

CREDIT & OTHER FINANCE - 2.5%

Associates Corp. of North
America:

6% 4/15/03                        Aa3        5,550                              5,448

6% 7/15/05                        Aa3        20,000                             18,923

AT&T Capital Corp. 7.5%           Baa3       15,850                             15,912
11/15/00

BankBoston Capital Trust II       A2         2,250                              2,105
7.75% 12/15/26

BanPonce Trust I 8.327% 2/1/27    A3         4,350                              4,138

Chase Capital I 7.67% 12/1/26     Aa3        4,500                              4,242

Citigroup, Inc. 5.8% 3/15/04      Aa2        7,635                              7,284

ERP Operating LP:

6.55% 11/15/01                    A3         2,000                              1,981

7.1% 6/23/04                      A3         4,000                              3,948

Finova Capital Corp. 6.12%        Baa1       5,000                              4,932
5/28/02

First Security Capital I          A3         3,490                              3,475
8.41% 12/15/26

Fleet Capital Trust II 7.92%      A2         1,300                              1,260
12/11/26

Ford Motor Credit Co. 6.2%        A1         20,000                             19,998
3/12/01

Household Finance Corp. 6%        A2         15,000                             15,007
5/8/00

KeyCorp Institutional Capital     A1         2,000                              1,929
A 7.826% 12/1/26

Money Store, Inc. 7.3% 12/1/02    A2         3,850                              3,906

Spieker Properties LP 6.8%        Baa2       2,050                              1,998
5/1/04

Sprint Capital Corp.:

5.7% 11/15/03                     Baa1       4,070                              3,889

5.875% 5/1/04                     Baa1       8,670                              8,290

6.875% 11/15/28                   Baa1       7,790                              6,965

6.9% 5/1/19                       Baa1       7,225                              6,630

Trizec Finance Ltd. yankee        Baa3       2,270                              2,431
10.875% 10/15/05

U.S. West Capital Funding,        Baa1       7,900                              7,067
Inc. 6.875% 7/15/28

                                                                                151,758

NONCONVERTIBLE BONDS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

FINANCE - CONTINUED

INSURANCE - 0.2%

Executive Risk Capital Trust      Baa3      $ 10,000                           $ 9,818
8.675% 2/1/27

SAVINGS & LOANS - 0.1%

Great Western Finance Trust       A3         1,500                              1,454
II 8.206% 2/1/27

Long Island Savings Bank FSB      Baa3       3,750                              3,718
6.2% 4/2/01

                                                                                5,172

SECURITIES INDUSTRY - 0.0%

Amvescap PLC yankee 6.375%        A3         3,600                              3,513
5/15/03

TOTAL FINANCE                                                                   281,195

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.2%

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.2%

Tyco International Group SA       Baa1       12,500                             12,409
yankee 6.125% 6/15/01

POLLUTION CONTROL - 0.0%

WMX Technologies, Inc. 8.25%      Baa2       1,920                              1,927
11/15/99

TOTAL INDUSTRIAL MACHINERY &                                                    14,336
EQUIPMENT

MEDIA & LEISURE - 1.6%

BROADCASTING - 1.2%

Clear Channel Communications,
Inc.:

6.875% 6/15/18                    Baa3       10,000                             8,864

7.25% 10/15/27                    Baa3       5,000                              4,503

Continental Cablevision, Inc.:

8.3% 5/15/06                      Baa3       3,835                              4,062

9% 9/1/08                         Baa3       4,040                              4,484

Nielsen Media Research, Inc.      Baa2       3,495                              3,492
7.6% 6/15/09

TCI Communications, Inc.:

8.25% 1/15/03                     A2         4,120                              4,327

8.75% 8/1/15                      A2         14,710                             16,554

9.8% 2/1/12                       A2         6,290                              7,591

TCI Communications Financing      A3         4,100                              4,633
III 9.65% 3/31/27

Time Warner, Inc. 6.85%           Baa3       10,000                             9,975
1/15/26

                                                                                68,485

PUBLISHING - 0.4%

News America Holdings, Inc.       Baa3       13,000                             12,939
8% 10/17/16

NONCONVERTIBLE BONDS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

MEDIA & LEISURE - CONTINUED

PUBLISHING - CONTINUED

News America, Inc. 6.625%         Baa3      $ 950                              $ 893
1/9/08

Time Warner Entertainment Co.
LP:

8.375% 3/15/23                    Baa2       4,770                              5,091

8.375% 7/15/33                    Baa2       6,500                              6,944

                                                                                25,867

RESTAURANTS - 0.0%

Darden Restaurants, Inc.          Baa1       105                                96
6.375% 2/1/06

TOTAL MEDIA & LEISURE                                                           94,448

NONDURABLES - 0.6%

BEVERAGES - 0.3%

Seagram Co. Ltd. yankee           Baa3       950                                830
6.875% 9/1/23

Seagram JE & Sons, Inc.:

6.625% 12/15/05                   Baa3       13,805                             13,267

7.6% 12/15/28                     Baa3       5,000                              4,775

                                                                                18,872

FOODS - 0.1%

ConAgra, Inc. 7.125% 10/1/26      Baa1       5,000                              4,882

TOBACCO - 0.2%

Philip Morris Companies, Inc.     A2         8,980                              9,051
6.95% 6/1/06

RJR Nabisco, Inc. 7.375%          Baa2       5,100                              5,010
5/15/03 (d)

                                                                                14,061

TOTAL NONDURABLES                                                               37,815

RETAIL & WHOLESALE - 0.5%

DRUG STORES - 0.1%

Rite Aid Corp. 6% 12/15/05 (d)    Baa1       8,000                              7,344

GENERAL MERCHANDISE STORES -
0.2%

Dayton Hudson Corp. 6.4%          A3         1,000                              984
2/15/03

Federated Department Stores,
Inc.:

6.79% 7/15/27                     Baa2       6,000                              5,894

8.5% 6/15/03                      Baa2       4,000                              4,183

                                                                                11,061

GROCERY STORES - 0.1%

Kroger Co. 6% 7/1/00              Baa3       6,070                              6,018

NONCONVERTIBLE BONDS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

RETAIL & WHOLESALE - CONTINUED

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.1%

USA Networks, Inc./USANI LLC      Ba1       $ 6,500                            $ 6,161
6.75% 11/15/05

TOTAL RETAIL & WHOLESALE                                                        30,584

TECHNOLOGY - 0.5%

COMPUTERS & OFFICE EQUIPMENT
- 0.5%

Comdisco, Inc.:

5.95% 4/30/02                     Baa1       6,000                              5,851

6.375% 11/30/01                   Baa1       12,000                             11,892

9.3% 6/27/00                      Baa2       3,750                              3,858

9.45% 6/8/00                      Baa2       6,000                              6,170

                                                                                27,771

TRANSPORTATION - 0.6%

AIR TRANSPORTATION - 0.2%

Continental Airlines, Inc.
Pass Through Trust
Certificates:

7.434% 3/15/06                    Baa1       1,615                              1,616

7.73% 9/15/12                     Baa1       1,050                              1,046

Delta Air Lines, Inc.:

equipment trust certificate       Baa1       782                                802
8.54% 1/2/07

9.875% 5/15/00                    Baa3       2,000                              2,051

9.875% 4/30/08                    Baa1       4,617                              4,951

                                                                                10,466

RAILROADS - 0.4%

Burlington Northern Santa Fe
Corp.:

6.53% 7/15/37                     Baa2       12,000                             11,638

6.875% 12/1/27                    Baa2       5,000                              4,512

Norfolk Southern Corp. 7.05%      Baa1       8,820                              8,862
5/1/37

                                                                                25,012

TOTAL TRANSPORTATION                                                            35,478

UTILITIES - 2.4%

CELLULAR - 0.3%

Cable & Wireless                  Baa1       15,425                             15,430
Communications PLC 6.375%
3/6/03

NONCONVERTIBLE BONDS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

UTILITIES - CONTINUED

ELECTRIC UTILITY - 0.9%

Avon Energy Partners Holdings:

6.46% 3/4/08 (d)                  Baa2      $ 6,800                            $ 6,457

7.05% 12/11/07 (d)                Baa2       20,000                             19,862

DR Investments UK PLC yankee      A2         7,500                              7,545
7.1% 5/15/02 (d)

Israel Electric Corp. Ltd.:

7.75% 12/15/27 (d)                A3         12,795                             11,461

yankee 7.25% 12/15/06 (d)         A3         3,000                              2,857

Texas Utilities Co. 6.375%        Baa3       8,055                              7,541
1/1/08

                                                                                55,723

GAS - 0.3%

CMS Panhandle Holding Co.:

6.125% 3/15/04 (d)                Baa3       3,500                              3,369

7% 7/15/29 (d)                    Baa3       2,650                              2,393

Southwest Gas Corp. 9.75%         Baa2       8,700                              9,302
6/15/02

                                                                                15,064

TELEPHONE SERVICES - 0.9%

MCI WorldCom, Inc.:

6.4% 8/15/05                      A3         23,490                             22,804

8.875% 1/15/06                    A3         9,592                              10,179

Telecomunicaciones de P R,        Baa2       5,020                              4,827
Inc. 6.65% 5/15/06 (d)

Teleglobe Canada, Inc.:

7.2% 7/20/09                      Baa1       2,375                              2,338

7.7% 7/20/29                      Baa1       13,255                             12,895

                                                                                53,043

TOTAL UTILITIES                                                                 139,260

TOTAL NONCONVERTIBLE BONDS                                                      763,636
(Cost $791,198)

U.S. GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS - 5.9%

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

U.S. GOVERNMENT AGENCY
OBLIGATIONS - 0.6%

Fannie Mae 5.25% 1/15/09          Aaa       $ 1,850                            $ 1,663

Federal Agricultural Mortgage
Corp.:

7.01% 2/10/05                     Aaa        1,530                              1,559

7.04% 8/10/05                     Aaa        2,400                              2,452

Federal Home Loan Bank:

7.36% 7/1/04                      Aaa        2,990                              3,092

7.46% 9/9/04                      Aaa        1,540                              1,598

7.87% 10/20/04                    Aaa        6,400                              6,748

Financing Corp. stripped          Aaa        4,574                              3,417
principal 0% 3/26/04

Freddie Mac 8.115% 1/31/05        Aaa        4,750                              5,079

Government Trust Certificates
(assets of Trust guaranteed
by U.S. Government through
Defense Security Assistance
Agency):

Class 1-C, 9.25% 11/15/01         Aaa        4,611                              4,791

Class T-3, 9.625% 5/15/02         Aaa        1,201                              1,248

Guaranteed Export Trust           Aaa        62                                 62
Certificates (assets of
Trust guaranteed by U.S.
Government through
Export-Import Bank) Series
1994 C, 6.61% 9/15/99

Private Export Funding Corp.      Aaa        1,205                              1,221
secured 6.86% 4/30/04

                                                                                32,930

U.S. TREASURY OBLIGATIONS -
5.3%

U.S. Treasury Bonds:

8.75% 5/15/17                     Aaa        7,665                              9,563

8.875% 8/15/17                    Aaa        8,000                              10,104

9.875% 11/15/15                   Aaa        28,960                             39,114

14% 11/15/11                      Aaa        13,720                             19,862

U.S. Treasury Notes:

6.5% 5/31/02                      Aaa        87,150                             88,811

6.625% 5/15/07                    Aaa        4,500                              4,648

7% 7/15/06                        Aaa        104,349                            109,665

U.S. GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

U.S. TREASURY OBLIGATIONS -
CONTINUED

U.S. Treasury Notes: -
continued

7.5% 11/15/01                     Aaa       $ 8,510                            $ 8,833

U.S. Treasury Notes - coupon      Aaa        54,800                             25,138
STRIPS 0% 11/15/11

                                                                                315,738

TOTAL U.S. GOVERNMENT AND                                                       348,668
GOVERNMENT AGENCY OBLIGATIONS
(Cost $358,003)

U.S. GOVERNMENT AGENCY -
MORTGAGE SECURITIES - 13.3%



FANNIE MAE - 10.3%

5.5% 11/1/08 to 3/1/14            Aaa        15,162                             14,349

6% 1/1/12 to 1/1/29               Aaa        100,848                            94,865

6.5% 7/1/08 to 8/1/29             Aaa        308,849                            294,346

7% 12/1/08 to 2/1/29              Aaa        85,074                             83,230

7% 8/1/29 (e)                     Aaa        12,708                             12,422

7.5% 6/1/07 to 7/1/29             Aaa        90,598                             90,588

7.5% 8/1/29 (e)                   Aaa        15,000                             14,995

8% 9/1/17 to 12/1/27              Aaa        4,650                              4,747

                                                                                609,542

FREDDIE MAC - 0.0%

7% 6/1/01 to 7/1/01               Aaa        904                                906

GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION - 3.0%

6.5% 3/15/26 to 5/15/29           Aaa        69,437                             65,921

7% 10/15/27 to 12/15/28           Aaa        85,754                             83,585

7.5% 1/15/26 to 7/15/29           Aaa        25,978                             25,942

8% 1/15/17 to 8/15/25             Aaa        957                                977

U.S. GOVERNMENT AGENCY -
MORTGAGE SECURITIES -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION - CONTINUED

9% 11/15/14 to 1/15/23            Aaa       $ 780                              $ 828

9.5% 6/15/09 to 3/15/23           Aaa        1,809                              1,937

                                                                                179,190

TOTAL U.S. GOVERNMENT AGENCY                                                    789,638
- MORTGAGE SECURITIES
(Cost $815,171)

ASSET-BACKED SECURITIES - 0.9%



American Express Credit           A1         4,200                              4,101
Account Master Trust 6.1%
12/15/06

Capita Equipment Receivables      Baa2       4,680                              4,557
Trust 6.48% 10/15/06

Chevy Chase Auto Receivables      Aaa        2,339                              2,335
Trust 5.91% 12/15/04

Contimortgage Home Equity         Aaa        9,583                              9,547
Loan Trust 6.26% 7/15/12

Discover Card Master Trust I      A2         5,000                              4,850
5.85% 11/16/04

Ford Credit Auto Owner Trust:

6.2% 12/15/02                     Baa3       3,850                              3,795

6.4% 5/15/02                      A1         4,250                              4,247

6.4% 12/15/02                     Baa3       2,360                              2,296

Key Auto Finance Trust:

6.3% 10/15/03                     A2         3,186                              3,173

6.65% 10/15/03                    Baa3       935                                939

Premier Auto Trust 5.59%          Aaa        15,000                             14,606
2/9/04

Union Acceptance Corp. 7.075%     Baa2       284                                284
7/10/02

TOTAL ASSET-BACKED SECURITIES                                                   54,730
(Cost $55,583)

COMMERCIAL MORTGAGE
SECURITIES - 1.2%



CS First Boston Mortgage
Securities Corp.:

Series 1997 C2 Class D, 7.27%     Baa2       5,790                              5,361
1/17/35

Series 1998 FLI Class E,          Baa2       12,180                             11,936
6.07% 1/10/13 (d)(f)

5.4013% 12/10/00 (d)(f)           A2         6,100                              6,037

Equitable Life Assurance
Society of the United States
(The) Series 174:

Class B1, 7.33% 5/15/06 (d)       Aa2        4,000                              4,027

COMMERCIAL MORTGAGE
SECURITIES - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

Equitable Life Assurance
Society of the United States
(The) Series 174: - continued

Class C1, 7.52% 5/15/06 (d)       A2        $ 4,000                            $ 4,036

GS Mortgage Securities Corp.      Baa3       5,000                              4,290
II Series 1998-GLII Class E,
7.1905% 4/13/31 (d)(f)

Morgan Stanley Capital I,
Inc. Series 1998 CF1:

Class D, 7.35% 1/15/12            Baa2       5,605                              5,067

Class E, 7.35% 12/15/12           Baa3       1,934                              1,588

Nomura Asset Securities Corp.     Baa2       20,000                             17,981
Series 1998-D6 Class A-4,
7.3503% 3/17/28 (f)

Thirteen Affiliates of            Aaa        8,000                              7,656
General Growth Properties,
Inc. sequential pay Series 1
Class A2, 6.602% 11/15/07 (d)

Wells Fargo Capital Markets       Aaa        2,590                              2,565
Apartment Financing Trust
Series APT Class 1, 6.56%
12/29/05 (d)

TOTAL COMMERCIAL MORTGAGE                                                       70,544
SECURITIES
(Cost $74,536)

FOREIGN GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS (G) - 0.2%



Korean Republic yankee:

8.75% 4/15/03                     Baa3       3,600                              3,664

8.875% 4/15/08                    Baa3       2,946                              2,981

Quebec Province yankee:

7.125% 2/9/24                     A2         680                                648

7.5% 7/15/23                      A2         2,880                              2,894

TOTAL FOREIGN GOVERNMENT AND                                                    10,187
GOVERNMENT AGENCY OBLIGATIONS
(Cost $10,831)

SUPRANATIONAL OBLIGATIONS -
0.0%



Inter American Development        Aaa        3,000                              2,956
Bank yankee  6.29% 7/16/27
(Cost $2,981)



CASH EQUIVALENTS - 6.3%

                               SHARES                     VALUE (NOTE 1) (000S)

Taxable Central Cash Fund (c)   372,510,444               $ 372,510
(Cost $372,510)

TOTAL INVESTMENT IN                                       $ 5,944,889
SECURITIES - 100%
(Cost $5,325,524)


LEGEND

(a) Non-income producing

(b) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(c) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.06%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $120,792,000 or 2.0% of net assets.

(e) Security purchased on a delayed delivery or when-issued basis.

(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(g) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

OTHER INFORMATION

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS              S&P RATINGS

Aaa, Aa, A        25.3%      AAA, AA, A    25.2%

Baa               8.9%       BBB           8.3%

Ba                0.1%       BB            0.0%

B                 0.0%       B             0.0%

Caa               0.0%       CCC           0.0%

Ca, C             0.0%       CC, C         0.0%

                             D             0.0%

INCOME TAX INFORMATION

At July 31, 1999, the aggregate cost of investment securities for income tax purposes was $5,333,568,000. Net unrealized appreciation aggregated $611,321,000, of which $742,781,000 related to appreciated investment securities and $131,460,000 related to depreciated investment securities.

The fund hereby designates approximately $354,277,000 as a capital gain dividend for the purpose of the dividend paid deduction.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNT)                        JULY 31,
                                         1999

ASSETS

Investment in securities, at             $ 5,944,889
value (cost $5,325,524) -
See accompanying schedule

Receivable for investments                78,813
sold

Receivable for fund shares                7,660
sold

Dividends receivable                      3,568

Interest receivable                       21,879

Other receivables                         464

 TOTAL ASSETS                             6,057,273

LIABILITIES

Payable for investments        $ 80,257
purchased Regular delivery

 Delayed delivery               27,760

Payable for fund shares         5,026
redeemed

Accrued management fee          2,178

Other payables and accrued      750
expenses

 TOTAL LIABILITIES                        115,971

NET ASSETS                               $ 5,941,302

Net Assets consist of:

Paid in capital                          $ 4,642,932

Undistributed net investment              22,329
income

Accumulated undistributed net             656,671
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation               619,370
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS, for 339,377                  $ 5,941,302
shares outstanding

NET ASSET VALUE, offering                 $17.51
price and redemption price
per share ($5,941,302
(divided by) 339,377 shares)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS                       YEAR
                                           ENDED JULY 31, 1999

INVESTMENT INCOME                          $ 38,454
Dividends

Interest (including income on               139,745
securities loaned of $464)

 TOTAL INCOME                               178,199

EXPENSES

Management fee                   $ 23,341

Transfer agent fees               11,697

Accounting and security           897
lending fees

Non-interested trustees'          29
compensation

Custodian fees and expenses       157

Registration fees                 105

Audit                             84

Legal                             19

Interest                          2

Reports to shareholders           372

Miscellaneous                     16

 Total expenses before            36,719
reductions

 Expense reductions               (1,956)   34,763

NET INVESTMENT INCOME                       143,436

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            683,296

 Foreign currency transactions    91        683,387

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            15,317

 Assets and liabilities in        1         15,318
foreign currencies

NET GAIN (LOSS)                             698,705

NET INCREASE (DECREASE) IN                 $ 842,141
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS             YEAR ENDED  JULY 31, 1999  YEAR ENDED JULY 31, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 143,436                  $ 134,510
income

 Net realized gain (loss)         683,387                    589,388

 Change in net unrealized         15,318                     (108,105)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       842,141                    615,793
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (128,130)                  (143,536)
From net investment income

 From net realized gain           (378,957)                  (378,462)

 TOTAL DISTRIBUTIONS              (507,087)                  (521,998)

Share transactions Net            1,527,019                  1,387,837
proceeds from sales of shares

 Reinvestment of distributions    495,851                    512,005

 Cost of shares redeemed          (1,379,305)                (1,204,221)

 NET INCREASE (DECREASE) IN       643,565                    695,621
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       978,619                    789,416
IN NET ASSETS

NET ASSETS

 Beginning of period              4,962,683                  4,173,267

 End of period (including        $ 5,941,302                $ 4,962,683
undistributed net investment
income of $22,329 and
$5,932, respectively)

OTHER INFORMATION
Shares

 Sold                             91,041                     86,120

 Issued in reinvestment of        33,987                     33,230
distributions

 Redeemed                         (83,449)                   (74,686)

 Net increase (decrease)          41,579                     44,664


FINANCIAL HIGHLIGHTS

YEARS ENDED JULY 31,             1999       1998     1997     1996     1995

SELECTED PER-SHARE DATA

Net asset value, beginning       $ 16.66    $ 16.49  $ 12.90  $ 13.20  $ 12.76
of period

Income from Investment
Operations

Net investment income             .44 B      .48 B    .51 B    .57      .62

Net realized and unrealized       2.09       1.67     3.73     (.27)    .27
gain (loss)

Total from investment             2.53       2.15     4.24     .30      .89
operations

Less Distributions

 From net investment income       (.40) D    (.52)    (.65)    (.60)    (.45)

From net realized gain            (1.28) D   (1.46)   -        -        -

Total distributions               (1.68)     (1.98)   (.65)    (.60)    (.45)

Net asset value, end of period   $ 17.51    $ 16.66  $ 16.49  $ 12.90  $ 13.20

TOTAL RETURN A                    17.48%     14.54%   33.82%   2.25%    7.19%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 5,941    $ 4,963  $ 4,173  $ 4,022  $ 5,070
(in millions)

Ratio of expenses to average      .68%       .70%     .75%     .82%     .91%
net assets

Ratio of expenses to average      .65% C     .67% C   .74% C   .79% C   .90% C
net assets after expense
reductions

Ratio of net investment           2.67%      2.97%    3.58%    4.12%    5.33%
income to average net assets

Portfolio turnover rate           157%       135%     70%      247%     269%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

D THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.

NOTES TO FINANCIAL STATEMENTS
For the period ended July 31, 1999

1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Balanced Fund (the fund) is a fund of Fidelity Puritan Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

INVESTMENT INCOME - CONTINUED

the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, option transactions, paydown gains/losses on certain securities, foreign currency transactions, market discount, non-taxable dividends and losses deferred due to wash sales and options. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

2. OPERATING POLICIES - CONTINUED

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

DELAYED DELIVERY TRANSACTIONS. The fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market values of the securities purchased on a delayed delivery basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery security. With respect to purchase commitments, the fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $8,206,274,000 and $8,078,476,000, respectively, of which U.S. government and government agency obligations aggregated
$2,035,824,000 and $1,936,901,000, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .15%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .44% of average net assets.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .22% of average net assets.

ACCOUNTING AND SECURITY LENDING FEES. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $1,172,000 for the period.

5. SECURITY LENDING.

The fund loaned securities to certain brokers who paid the fund negotiated lenders' fees. These fees are included in interest income. The fund receives U.S. Treasury obligations and/or cash as collateral against the loaned securities, in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. At period end there were no loans outstanding.

6. BANK BORROWINGS.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which the loan was outstanding amounted to $14,853,000. The weighted average interest rate was 5.50%.

7. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $1,521,000 under this arrangement.

In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $9,000 and $426,000, respectively, under these arrangements.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Fidelity Puritan Trust and the Shareholders of
Fidelity Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Balanced Fund (a fund of Fidelity Puritan Trust ) at July 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Balanced Fund management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   September 13, 1999

DISTRIBUTIONS

The Board of Trustees of Fidelity Balanced Fund voted to pay on September 7, 1999, to shareholders of record at the opening of business on September 3, 1999, a distribution of $1.81 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.11 per share from net investment income.

A total of 9.76% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

A total of 20% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

The fund will notify shareholders in January 2000 of amounts for use in preparing 1999 income tax returns.

PROXY VOTING RESULTS

A special meeting of the fund's shareholders was held on July 14, 1999, and re-convened on August 6, 1999. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect as Trustees the following twelve nominees.*

               # OF                % OF
               VOTES CAST          VOTES CAST
RALPH F. COX
Affirmative    17,986,401,866.48   90.961

Withheld       1,787,259,914.33    9.039

TOTAL          19,773,661,780.81   100.000

PHYLLIS BURKE DAVIS
Affirmative    17,983,245,089.81   90.945

Withheld       1,790,416,691.00    9.055

TOTAL          19,773,661,780.81   100.000

ROBERT M. GATES
Affirmative    17,981,467,048.37   90.936

Withheld       1,792,194,732.44    9.064

TOTAL          19,773,661,780.81   100.000

EDWARD C. JOHNSON 3D
Affirmative    17,985,106,706.94   90.955

Withheld       1,788,555,073.87    9.045

TOTAL          19,773,661,780.81   100.000

E. BRADLEY JONES
Affirmative    17,965,545,653.74   90.856

Withheld       1,808,116,127.07    9.144

TOTAL          19,773,661,780.81   100.000

DONALD J. KIRK
Affirmative    17,992,374,635.26   90.992

Withheld       1,781,287,145.55    9.008

TOTAL          19,773,661,780.81   100.000

               # OF                % OF
               VOTES CAST          VOTES CAST

 PETER S. LYNCH
Affirmative    17,994,511,667.79   91.002

Withheld       1,779,150,113.02    8.998

TOTAL          19,773,661,780.81   100.000

WILLIAM O. MCCOY
Affirmative    17,995,708,043.17   91.008

Withheld       1,777,953,737.64    8.992

TOTAL          19,773,661,780.81   100.000

GERALD C. MCDONOUGH
Affirmative    17,967,133,594.73   90.864

Withheld       1,806,528,186.08    9.136

TOTAL          19,773,661,780.81   100.000

MARVIN L. MANN
Affirmative    17,995,084,785.78   91.005

Withheld       1,778,576,995.03    8.995

TOTAL          19,773,661,780.81   100.000

ROBERT C. POZEN
Affirmative    17,993,340,616.44   90.997

Withheld       1,780,321,164.37    9.003

TOTAL          19,773,661,780.81   100.000

THOMAS R. WILLIAMS
Affirmative    17,973,227,575.79   90.895

Withheld       1,800,434,205.02    9.105

TOTAL          19,773,661,780.81   100.000

PROPOSAL 2

To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.

                # OF              % OF
                VOTES CAST        VOTES CAST

Affirmative    2,585,920,825.43   87.205

Against        74,448,204.34      2.511

Abstain        304,962,106.76     10.284

TOTAL          2,965,331,136.53   100.000

PROPOSAL 3

To adopt an amended and restated Declaration of Trust.*

               # OF                % OF
               VOTES CAST          VOTES CAST

Affirmative    16,134,178,216.02   81.594

Against        999,390,653.54      5.054

Abstain        2,640,092,911.25    13.352

TOTAL          19,773,661,780.81   100.000

PROPOSAL 4

To approve an amended management contract for the fund that would reduce the management fee payable to FMR by the fund as FMR's assets under management increase, allow future modifications of the contract without a shareholder vote if permitted by the 1940 Act, and reduce the fund's individual fund fee rate.

                # OF              % OF
                VOTES CAST        VOTES CAST

Affirmative    2,340,899,138.81   78.942

Against        87,379,933.64      2.947

Abstain        537,052,064.10     18.111

TOTAL          2,965,331,136.55   100.000

PROPOSAL 5

To amend the fund's fundamental investment objective and eliminate certain fundamental investment policies.

                # OF              % OF
                VOTES CAST        VOTES CAST

Affirmative    2,240,051,526.32   75.541

Against        136,743,835.96     4.612

Abstain        588,535,774.27     19.847

TOTAL          2,965,331,136.55   100.000

PROPOSAL 6

To amend the fund's fundamental investment limitation concerning diversification to exclude securities of other investment companies from the limitation.

                # OF              % OF
                VOTES CAST        VOTES CAST
Affirmative    2,220,537,089.48   74.883

Against        160,011,983.52     5.396

Abstain        584,782,063.55     19.721

TOTAL          2,965,331,136.55   100.000

PROPOSAL 7

To amend the fund's fundamental investment limitation concerning concentration.

               # OF               % OF
               VOTES CAST         VOTES CAST

Affirmative    2,244,842,399.08   75.703

Against        127,865,964.10     4.312

Abstain        592,622,773.37     19.985

TOTAL          2,965,331,136.55   100.000

*DENOTES TRUST-WIDE PROPOSALS AND VOTING RESULTS.

OF SPECIAL NOTE

INTRODUCING FIDELITY'S NEW, REORGANIZED PROSPECTUS

Recently, the SEC issued new disclosure requirements for all mutual fund prospectuses. While Fidelity could have complied by simply following the new requirements, we saw a different opportunity. We saw the chance to create a brand new prospectus: one that is better organized, easier to use and more informative than ever.

The new format of the Fidelity mutual fund prospectus puts the information you need to make informed investment decisions right at your fingertips. In the opening pages, you will find the SEC-mandated summary that highlights the fund's investment objectives, strategies and risks. There's also an easy-to-read performance chart and fee table right up front.

Inside, you will find additional features we've introduced to make the fund prospectus a more useful tool. In our new Shareholder Information section, for example, we have provided practical, beneficial information - from how to buy or sell shares, key contact information, investment services, ways to set up your account and more - all in one convenient location.

We invite you to spend a moment and review our new prospectus. It is designed to help make your investment decision easier, no matter which of the Fidelity funds you invest in.

MANAGING YOUR INVESTMENTS

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)
FIDELITY AUTOMATED
SERVICE TELEPHONE (FAST SM)
1-800-544-5555

PRESS

1 For mutual fund and brokerage trading.
2 For quotes.*
3 For account balances and holdings.
4 To review orders and mutual fund activity.
5 To change your PIN.
*0  To speak to a Fidelity representative.

BY PC

Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)
FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

TO WRITE FIDELITY

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(LETTER_GRAPHIC)
MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(LETTER_GRAPHIC)
FOR NON-RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

OVERNIGHT EXPRESS

Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS

Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75039-5587

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(LETTER_GRAPHIC)
FOR RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS

Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75039-5517

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

TO VISIT FIDELITY

For directions and hours,
please call 1-800-544-9797.

ARIZONA

7373 N. Scottsdale Road
Scottsdale, AZ

CALIFORNIA

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

455 Market Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

COLORADO

1625 Broadway
Denver, CO

CONNECTICUT

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

DELAWARE

222 Delaware Avenue
Wilmington, DE

FLORIDA

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

GEORGIA

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

ILLINOIS

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

INDIANA

4729 East 82nd Street
Indianapolis, IN

MAINE

3 Canal Plaza
Portland, ME

MARYLAND

7401 Wisconsin Avenue
Bethesda, MD

1 West Pennsylvania Ave.
Towson, MD

MASSACHUSETTS

470 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

MICHIGAN

280 North Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

MINNESOTA

7600 France Avenue South
Edina, MN

MISSOURI

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

200 North Broadway
St. Louis, MO

NEW JERSEY

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

NEW YORK

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

NORTH CAROLINA

4611 Sharon Road
Charlotte, NC

OHIO

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

OREGON

16850 SW 72 Avenue
Tigard, OR

PENNSYLVANIA

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

TENNESSEE

6150 Poplar Road
Memphis, TN

TEXAS

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

UTAH

215 South State Street
Salt Lake City, UT

VIRGINIA

8180 Greensboro Drive
McLean, VA

WASHINGTON

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

WASHINGTON, DC

1900 K Street, N.W.
Washington, DC

WISCONSIN

595 North Barker Road
Brookfield, WI

INVESTMENT ADVISER

Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS

Fidelity Investments
 Money Management, Inc. (FIMM),
 Merrimack, NH

Fidelity Management & Research
 (U.K.) Inc., London, England

Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan

OFFICERS

Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Stephen M. DuFour, Vice President
Kevin E. Grant, Vice President
Richard A. Spillane, Jr., Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer

BOARD OF TRUSTEES

Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
William O. McCoy *
Marvin L. Mann *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD

J. Gary Burkhead
Abigail P. Johnson

* INDEPENDENT TRUSTEES

GENERAL DISTRIBUTOR

Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT

Fidelity Service Company, Inc.
Boston, MA

CUSTODIAN

Brown Brothers Harriman & Co.
Boston, MA

FIDELITY'S GROWTH AND INCOME FUNDS

Balanced Fund
Convertible Securities Fund
Equity-Income Fund
Equity-Income II Fund
Fidelity (registered trademark) Fund
Global Balanced Fund
Growth & Income Portfolio
Growth & Income II Portfolio
Puritan(registered trademark) Fund
Real Estate Investment Portfolio
Utilities Fund

THE FIDELITY TELEPHONE CONNECTION

MUTUAL FUND 24-HOUR SERVICE

Exchanges/Redemptions  1-800-544-7777

Account Assistance 1-800-544-6666

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 (8 a.m. - 9 p.m.)

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 for the deaf and hearing impaired
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(AUTOMATED GRAPHIC) AUTOMATED LINE FOR QUICKEST SERVICE

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Corporate Headquarters
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FIDELITY(REGISTERED TRADEMARK)
LOW-PRICED STOCK
FUND

ANNUAL REPORT

JULY 31, 1999

(Fidelity logo graphics)(registered trademark)

CONTENTS

PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              6   The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     9   A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            10  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   42  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.

NOTES                  46  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  59  The auditors' opinion
ACCOUNTANTS

DISTRIBUTIONS          60

PROXY VOTING RESULTS   61

OF SPECIAL NOTE        63

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(recycle logo)This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE
INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE

(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

In July, the steadily growing U.S. economy again sparked fears of inflation and posed the threat of another Federal Reserve Board interest-rate hike at its August policy meeting. Despite rising profits and continued productivity gains at many U.S. corporations, stock and bond markets sold off sharply toward the month's end. Renewed jitters about inflation were sparked by a government report that showed a larger-than-expected increase in the employment-cost index.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-8888, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JULY 31, 1999    PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY LOW-PRICED STOCK      3.72%        120.69%       403.61%

FIDELITY LOW-PRICED STOCK      0.61%        114.07%       388.50%
(INCL. 3.00% SALES CHARGE)

Russell 2000 (registered       7.41%        95.86%        212.63%
trademark)

Small Cap Funds Average        9.12%        113.13%       n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on December 27, 1989. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Russell 2000 Index - a market capitalization-weighted index of 2,000 small company stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the small cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 702 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JULY 31, 1999    PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY LOW-PRICED STOCK      3.72%        17.15%        18.35%

FIDELITY LOW-PRICED STOCK      0.61%        16.44%        17.97%
(INCL. 3.00% SALES CHARGE)

Russell 2000                   7.41%        14.38%        12.61%

Small Cap Funds Average        9.12%        15.97%        n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER LIFE OF FUND
             Low-Priced Stock            Russell 2000
             00316                       RS002
  1989/12/27       9700.00                    10000.00
  1989/12/31       9593.30                    10142.97
  1990/01/31       9535.10                     9256.82
  1990/02/28       9719.40                     9544.23
  1990/03/31       9816.40                     9915.46
  1990/04/30       9447.80                     9591.71
  1990/05/31      10194.70                    10270.61
  1990/06/30      10476.00                    10291.43
  1990/07/31      10417.80                     9838.77
  1990/08/31       9379.90                     8528.44
  1990/09/30       8968.27                     7773.76
  1990/10/31       8816.43                     7299.19
  1990/11/30       9292.18                     7855.75
  1990/12/31       9585.72                     8167.44
  1991/01/31      10466.35                     8906.05
  1991/02/28      11397.59                     9899.21
  1991/03/31      12156.76                    10596.00
  1991/04/30      12622.38                    10569.34
  1991/05/31      12814.70                    11073.13
  1991/06/30      12045.42                    10427.83
  1991/07/31      12784.34                    10793.76
  1991/08/31      13138.61                    11193.28
  1991/09/30      13192.71                    11280.93
  1991/10/31      13653.40                    11579.29
  1991/11/30      13098.47                    11043.73
  1991/12/31      14019.94                    11928.06
  1992/01/31      15233.92                    12894.55
  1992/02/29      16211.56                    13270.70
  1992/03/31      15674.40                    12821.51
  1992/04/30      15824.80                    12372.32
  1992/05/31      15932.23                    12536.84
  1992/06/30      15545.48                    11943.94
  1992/07/31      16050.41                    12359.54
  1992/08/31      16007.44                    12010.77
  1992/09/30      16137.72                    12287.78
  1992/10/31      16406.50                    12678.35
  1992/11/30      17515.20                    13648.50
  1992/12/31      18079.01                    14123.98
  1993/01/31      18543.44                    14602.03
  1993/02/28      18384.85                    14264.77
  1993/03/31      18939.91                    14727.65
  1993/04/30      18758.67                    14323.38
  1993/05/31      19155.14                    14957.18
  1993/06/30      19223.10                    15050.49
  1993/07/31      19472.31                    15258.29
  1993/08/31      20163.30                    15917.47
  1993/09/30      20327.14                    16366.66
  1993/10/31      21075.97                    16787.91
  1993/11/30      20713.64                    16235.37
  1993/12/31      21733.10                    16790.47
  1994/01/31      22863.72                    17316.90
  1994/02/28      22851.16                    17254.27
  1994/03/31      21846.16                    16343.28
  1994/04/30      22034.60                    16440.43
  1994/05/31      21959.22                    16255.82
  1994/06/30      21645.16                    15703.83
  1994/07/31      22135.10                    15961.84
  1994/08/31      22964.22                    16851.27
  1994/09/30      23073.27                    16794.85
  1994/10/31      23252.45                    16728.57
  1994/11/30      22632.20                    16052.95
  1994/12/31      22778.19                    16484.25
  1995/01/31      22763.95                    16276.27
  1995/02/28      23418.83                    16953.35
  1995/03/31      23575.43                    17245.32
  1995/04/30      24344.19                    17628.78
  1995/05/31      24842.46                    17931.89
  1995/06/30      25796.30                    18862.12
  1995/07/31      27405.01                    19948.62
  1995/08/31      27661.27                    20361.30
  1995/09/30      28155.35                    20724.91
  1995/10/31      27354.31                    19798.05
  1995/11/30      28066.35                    20629.85
  1995/12/31      28448.62                    21174.16
  1996/01/31      28756.17                    21151.47
  1996/02/29      29678.83                    21810.65
  1996/03/31      30170.91                    22254.62
  1996/04/30      31431.88                    23444.61
  1996/05/31      32385.29                    24368.50
  1996/06/30      31770.18                    23367.84
  1996/07/31      30555.35                    21326.81
  1996/08/31      31724.05                    22565.05
  1996/09/30      32717.98                    23446.88
  1996/10/31      33317.40                    23085.51
  1996/11/30      35082.34                    24036.74
  1996/12/31      36098.62                    24666.68
  1997/01/31      36504.41                    25159.64
  1997/02/28      36927.11                    24549.60
  1997/03/31      36250.79                    23391.20
  1997/04/30      36200.07                    23456.40
  1997/05/31      38922.26                    26065.92
  1997/06/30      40494.70                    27182.99
  1997/07/31      42608.21                    28447.87
  1997/08/31      42963.28                    29098.79
  1997/09/30      45766.34                    31228.66
  1997/10/31      45019.86                    29856.82
  1997/11/30      45233.14                    29663.71
  1997/12/31      45748.92                    30182.91
  1998/01/31      45767.12                    29706.57
  1998/02/28      48279.40                    31903.16
  1998/03/31      50063.48                    33218.93
  1998/04/30      50773.47                    33402.75
  1998/05/31      49608.36                    31603.78
  1998/06/30      49371.69                    31670.26
  1998/07/31      47096.08                    29106.43
  1998/08/31      39686.69                    23454.55
  1998/09/30      41093.86                    25290.05
  1998/10/31      42727.25                    26321.47
  1998/11/30      44480.17                    27700.52
  1998/12/31      45991.83                    29414.67
  1999/01/31      45528.89                    29805.56
  1999/02/28      43455.74                    27391.48
  1999/03/31      42751.27                    27819.10
  1999/04/30      45911.32                    30311.90
  1999/05/31      47159.24                    30754.66
  1999/06/30      49393.41                    32145.38
  1999/07/30      48849.96                    31263.33
IMATRL PRASUN   SHR__CHT 19990731 19990817 170033 R00000000000119

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Low-Priced Stock Fund on December 27, 1989, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by July 31, 1999, the value of the investment would have grown to $48,850 - a 388.50% increase on the initial investment. For comparison, look at how the Russell 2000 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $31,263 - a 212.63% increase.

(checkmark)
UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

FUND TALK: THE MANAGER'S OVERVIEW

MARKET RECAP

Federal Reserve Board monetary
policy, Internet stock mania and
Y2K concerns all played key roles
in the direction of the U.S. equity
market for the 12 months that ended
July 31, 1999. As we entered the
period, investors were still leery of
troubled overseas markets and
overall liquidity. The Fed then made
three successive interest-rate cuts
in the fall and confidence was
restored. The second quarter of 1999
saw more sharing of the market's
gains by smaller stocks, many of
which rely on borrowed money to
fund their growth. The Russell 2000
Index - a measure of small-stock
performance - handily outpaced
the large-cap oriented Standard &
Poor's 500
Index during that time. For the entire
12 months, though, the S&P 500(registered trademark) returned 20.20%, while the Russell
2000 could only muster 7.41%.
The Dow Jones Industrial Average -
an index of 30 blue-chip stocks -
returned 21.88%. Internet stocks
continued to attract investors, with
many stock valuations peaking
around April, then cooling off some
as the period ended. Technology
stocks prospered - the tech-heavy
NASDAQ index returned a tidy
41.42% during the period - as
did telecommunications stocks with
Internet exposure. Y2K concerns
mounted toward the end of the
period, as many investors
anticipated a spending freeze within
the technology sector.

(photograph of Joel Tillinghast)

An interview with Joel Tillinghast, Portfolio Manager of Fidelity
Low-Priced Stock Fund

Q. HOW DID THE FUND PERFORM, JOEL?

A. For the 12 months that ended July 31, 1999, the fund returned
3.72%. This trailed both the Russell 2000 Index, which returned 7.41% during that time, and the small cap funds average, which returned
9.12% according to Lipper Inc.

Q. WHAT FACTORS CAUSED THE FUND TO TRAIL THE INDEX AND LIPPER GROUP?

A. In a word, the Internet. The fund had almost no pure Internet holdings during the period, and the average Internet stock in the Russell 2000 more than tripled during that time despite some slippage since April. I've avoided these stocks because it's impossible to estimate their inherent value. Most have never made a profit, and rapid changes in their business models indicate that future earnings prospects are simply a guess. Also, it's extremely difficult to separate winners and losers in any emerging industry. Consider the personal computer industry, where early frontrunners included companies such as Tandy and Commodore. I also mistimed some shifts on semiconductor stocks. Last fall, the most commodity-like semiconductor stocks were under severe pricing pressure from distressed Asian producers. At the time, I cut back on the stocks most exposed to that pressure and held on to smaller, more niche-oriented producers. As pricing pressures waned and investors anticipated a boom, stocks of commodity-like semiconductor producers rallied and the fund didn't fully participate.

Q. THE FUND STILL HAD JUST UNDER 13% OF ITS TOTAL INVESTMENTS TIED UP IN TECHNOLOGY STOCKS AT THE END OF THE PERIOD. WHERE DID YOU FIND
OPPORTUNITIES?

A. Technology companies with recurring service-related revenue streams were appealing. For instance, the fund's stakes in Affiliated Computer Services - a business solutions outsourcing firm - and Kronos, which makes electronic timekeeping systems, performed well. Recurring revenue was important because it increases the predictability of a stock's performance and reduces its risk of a Y2K sales slowdown.

Q. AT OVER 16% OF TOTAL INVESTMENTS, FINANCE STOCKS CONTINUED TO BE THE FUND'S LARGEST SECTOR EXPOSURE. HOW DID THESE HOLDINGS PERFORM DURING THE PERIOD?

A. Finance stocks had a tough period due mostly to rising interest rates. Catastrophe reinsurance companies did especially poorly due to an above-average number of weather-related catastrophes during the period, combined with falling premium rates. The fund's stakes in IPC Holdings, LaSalle Re Holdings and RenaissanceRe suffered as a result. Banks and insurance stocks also stumbled due to fewer takeovers and mergers. This may have been attributable to fears of buying another company's Y2K problems. If so, takeover activity could reaccelerate in the new year.

Q. YOU ADDED TO THE FUND'S INVESTMENTS IN SEVERAL AREAS DURING THE PERIOD, NAMELY THE MEDIA AND LEISURE AND THE RETAIL SECTORS. WHAT DID YOU LIKE ABOUT THESE GROUPS?

A. Several of the fund's cable TV and media stocks helped performance significantly. Cable companies have developed into viable portals to the Internet and many have prospered accordingly. Moffat Communications, Cogeco Cable and TCA Cable all contributed positively to the fund's return. King World Productions - the company that distributes Jeopardy! and the Oprah Winfrey Show - also performed well, partly due to its acquisition by CBS. Restaurant holdings such as Sonic, Benihana and Applebee's also contributed positively. Lastly, strong consumer spending trends helped many of the fund's retail stocks, including BJ's Wholesale Club, Claire's Stores and Ross Stores.

Q. YOU ALSO INCREASED THE FUND'S EXPOSURE TO HEALTH CARE STOCKS, JOEL.
WHY?

A. As the population gets older, health care becomes more and more of a long-term growth industry. Some of the more service-oriented stocks became attractively valued during the period due to changes in government reimbursement. While these changes have hurt companies such as Universal Health and Quorum, they have hurt many non-profit hospitals even more and a better reimbursement program may result. Device companies such as Biomet and OEC Medical benefited from new product introductions.

Q. WHAT'S YOUR OUTLOOK?

A. The buoyant economy produced faster profit growth during the latter stages of the period, particularly among energy and economically sensitive stocks. Future profit growth, however, could be constrained by the tight labor market and recent increases in interest rates. If profits can continue to improve and relative valuations remain at low levels, the outlook should be fairly positive.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)
FUND FACTS

GOAL: capital appreciation by
investing mainly in low-priced
common stocks ($35 or less
at time of purchase)

FUND NUMBER: 316

TRADING SYMBOL: FLPSX

START DATE: December 27,
1989

SIZE: as of July 31, 1999,
more than $7.7 billion
MANAGER: Joel Tillinghast,
since 1989; analyst for
natural gas, personal care
products, appliance and
tobacco industries,
1986-1989; joined Fidelity
in 1986

JOEL TILLINGHAST TALKS
ABOUT RELATIVE VALUATIONS
OF SMALL COMPANIES:

"The widening gap between the
valuations of large and small
companies has been a drag on fund
performance, but many now
present an opportunity. Over the
last few years, small-cap stocks
have underperformed larger stocks
to a greater extent than any other
time in market history, including the
1929 crash and the early 1970s.

"The rising price-to-earnings (P/E)
multiples of the large-cap-heavy
S&P 500 has actually contributed
more to its appreciation over the
last four years than earnings
growth. Small-cap stocks, like those
in the Russell 2000, have generally
risen more in line with earnings.
Currently, the price of a dollar of
earnings for S&P 500 companies is
roughly double the price of a
dollar of earnings for companies
in the fund. That is, the P/E ratio
for the fund is about half that of
the S&P 500, despite higher
historical earnings growth.

"The cheap relative valuations of
small stocks present a great
opportunity for investors who can
hang on, or buy more. I'm hoping
that the somewhat better relative
returns we've seen recently signal
a return of small-cap stocks to
favor."

INVESTMENT CHANGES

TOP TEN STOCKS AS OF JULY 31,
1999

                                 % OF FUND'S INVESTMENTS       % OF FUND'S INVESTMENTS IN
                                                               THESE STOCKS 6 MONTHS AGO

USEC, Inc.                        1.4                           1.5

Dallas Semiconductor Corp.        1.3                           0.9

Gallaher Group PLC sponsored      1.3                           1.5
ADR

Reynolds & Reynolds Co. Class A   1.2                           1.0

Hyder PLC                         1.1                           1.2

King World Productions, Inc.      1.1                           1.1

UICI                              1.1                           0.7

Viad Corp.                        1.0                           0.9

Biomet, Inc.                      1.0                           1.0

Black Box Corp.                   1.0                           0.6

TOP FIVE MARKET SECTORS AS OF
JULY 31, 1999

                                 % OF FUND'S INVESTMENTS       % OF FUND'S INVESTMENTS IN
                                                               THESE MARKET SECTORS 6
                                                               MONTHS AGO

FINANCE                           16.6                          16.3

TECHNOLOGY                        12.8                          11.9

HEALTH                            8.8                           8.0

RETAIL & WHOLESALE                8.4                           7.9

MEDIA & LEISURE                   8.2                           7.3

ASSET ALLOCATION (% OF FUND'S
INVESTMENTS)

AS OF JULY 31, 1999 *

                                 Stocks 98.5%

                                 Convertible  Securities 0.1%

                                 Short-term  Investments 1.4%

* FOREIGN INVESTMENTS                                          22.6%

AS OF JANUARY 31, 1999 **

                                 Stocks 94.2%

                                 Convertible  Securities 0.0%

                                 Short-term  Investments 5.8%

** FOREIGN INVESTMENTS                                         22.8%



Row: 1, Col: 1, Value: 98.5
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.1
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 1.4

Row: 1, Col: 1, Value: 94.2
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 5.8

INVESTMENTS JULY 31, 1999
Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 98.5%

                                 SHARES                   VALUE (NOTE 1) (000S)

AEROSPACE & DEFENSE - 0.3%

AEROSPACE & DEFENSE - 0.1%

Allied Research Corp. (a)(d)      473,000                 $ 2,572

Howmet International, Inc. (a)    12,900                   240

Primex Technologies, Inc.         117,700                  2,501

                                                           5,313

DEFENSE ELECTRONICS - 0.2%

Ducommun, Inc. (a)(d)             1,095,500                13,146

Flir Systems, Inc. (a)            203,000                  3,578

Herley Industries, Inc.           3,000                    42

                                                           16,766

SHIP BUILDING & REPAIR - 0.0%

Newport News Shipbuilding,        10,000                   322
Inc.

TOTAL AEROSPACE & DEFENSE                                  22,401

BASIC INDUSTRIES - 4.8%

CHEMICALS & PLASTICS - 3.0%

Aronkasei Co. Ltd.                741,000                  2,717

CFC International, Inc. (a)       119,900                  1,139

E.I. du Pont de Nemours and       250,000                  18,016
Co.

Ellis & Everard PLC               300,000                  1,149

European Colour PLC               675,000                  745

Georgia Gulf Corp.                420,000                  5,775

International Specialty           1,377,200                12,309
Products, Inc. (a)

Low & Bonar PLC                   150,000                  511

Lydall, Inc. (a)                  31,000                   364

Nihon Kagaku Sangyo Co. Ltd.      200,000                  663

Nippon Chemical Industrial        300,000                  843
Co. Ltd.

Octel Corp. (a)(d)                1,472,000                18,124

OM Group, Inc.                    50,000                   1,872

Park Electrochemical Corp.        5,000                    154

Rogers Corp. (a)                  9,900                    328

Solutia, Inc.                     1,300,800                27,805

Spartech Corp.                    835,000                  24,424

Synthetech, Inc. (a)              323,500                  1,779

Tokyo Printing Ink                375,000                  1,097
Manufacturing Co. Ltd.

USEC, Inc. (d)                    8,600,000                103,705

COMMON STOCKS - CONTINUED

                                 SHARES                   VALUE (NOTE 1) (000S)

BASIC INDUSTRIES - CONTINUED

CHEMICALS & PLASTICS -
CONTINUED

Wardle Storeys PLC                200,000                 $ 1,012

Yule Catto & Co. PLC              750,443                  4,335

                                                           228,866

IRON & STEEL - 0.2%

Beltecno Corp. (a)                125,000                  360

Bunka Shutter Co. Ltd.            150,000                  458

Chubu Steel Plate Co. Ltd.        1,000,000                1,973

Cold Metal Products, Inc. (a)     310,000                  1,279

Harris Steel Group, Inc.          210,700                  2,833
Class A

Japan Steel Tower Co. Ltd.        500,000                  1,576

Nittetsu Steel Drum Co. Ltd.      100,000                  315

Northwest Pipe Co. (a)            109,000                  1,948

Richardsons Westgarth PLC (d)     3,632,300                1,945

Roanoke Electric Steel Corp.      281,500                  4,680

Takigami Steel Construction       300,000                  1,296
Co. Ltd.

                                                           18,663

METALS & MINING - 0.6%

Acier Leroux, Inc. Class B (a)    190,000                  624

AFC Cable Systems, Inc. (a)       400,100                  15,229

Cable Design Technology Corp.     500,000                  9,063
(a)

Chase Industries, Inc. (a)(d)     908,200                  7,606

Draka Holding NV                  60,000                   2,215

General Cable Corp.               100,000                  1,594

Lindberg Corp.                    25,000                   328

Major Drilling Group              100,000                  329
International, Inc. (a)

Nagahori Corp.                    200,000                  594

Special Metals Corp. (a)          474,200                  2,401

Toami Corp. (d)                   350,000                  3,086

Zemex Cda Corp.                   13,400                   97

                                                           43,166

PACKAGING & CONTAINERS - 0.4%

Astronics Corp. (a)(d)            379,950                  4,132

Boxmore International PLC         300,000                  608

Liqui-Box Corp.                   29,000                   1,573

Owens-Illinois, Inc. (a)          416,000                  10,374

COMMON STOCKS - CONTINUED

                                 SHARES                   VALUE (NOTE 1) (000S)

BASIC INDUSTRIES - CONTINUED

PACKAGING & CONTAINERS -
CONTINUED

Silgan Holdings, Inc. (a)         497,600                 $ 10,792

Tupperware Corp.                  50,000                   1,181

                                                           28,660

PAPER & FOREST PRODUCTS - 0.6%

Clondalkin Group Ltd. unit        1,250,000                7,891

CVG (Crown Van Gelder)            300,000                  4,461

Mercer International, Inc.        202,200                  1,011
(SBI)

Metsa-Serla Oyj Class B Free      3,000,000                27,218
Shares

Noda Corp.                        100,000                  537

Rolland, Inc.                     200,000                  790

Uehara Sei Shoji Co. Ltd.         1,050,000                3,850

                                                           45,758

TOTAL BASIC INDUSTRIES                                     365,113

CONSTRUCTION & REAL ESTATE -
6.8%

BUILDING MATERIALS - 1.2%

American Woodmark Corp.           167,300                  5,500

Ameron International Corp.        35,200                   1,498

Asahi Concrete Works Co. Ltd.     1,150,000                4,718
(d)

Barnett, Inc. (a)                 730,000                  5,931

Brampton Brick Ltd. Class A       440,000                  1,563
(a)(d)

Devcon International Corp.        302,700                  832
(a)(d)

Domco, Inc.                       550,000                  3,469

Drew Industries, Inc. (a)(d)      1,146,000                13,680

Florida Rock Industries, Inc.     38,200                   1,471

Giant Cement Holding, Inc.        598,300                  13,013
(a)(d)

Heywood Williams Group PLC        350,000                  1,635

Hibiya Engineering Ltd.           1,500,000                10,476

Kingspan Group PLC                50,000                   126

Komai Tekko, Inc.                 100,000                  528

Kondotec, Inc.                    275,000                  1,945

Kyushu Fujisash Co. Ltd.          112,000                  345

Matsuo Bridge Co. Ltd.            500,000                  1,235

McClain Industries, Inc. (a)      6,000                    43

Nichiha Corp.                     300,000                  3,405

Patrick Industries, Inc. (d)      593,000                  8,710

Polynorm NV                       19,950                   1,385

COMMON STOCKS - CONTINUED

                                 SHARES                   VALUE (NOTE 1) (000S)

CONSTRUCTION & REAL ESTATE -
CONTINUED

BUILDING MATERIALS - CONTINUED

Quixote Corp. (d)                 720,000                 $ 9,360

Richelieu Hardware Ltd. (a)       10,000                   64

ROHN Industries, Inc. (a)         250,000                  406

Shaw Group (a)                    60,400                   1,200

Watsco, Inc. Class A              52,900                   770

                                                           93,308

CONSTRUCTION - 4.2%

American Homestar Corp. (a)       839,200                  6,084

Aoki Marine Co. Ltd.              150,000                  485

Barratt Developments PLC          500,000                  2,839

Beazer Homes USA, Inc. (a)(d)     632,700                  16,055

Clayton Homes, Inc.               4,540,000                47,670

Crossman Communities, Inc.        1,147,600                36,149
(a)(d)

D.R. Horton, Inc.                 1,056,600                17,170

Dominion Homes, Inc. (a)(d)       578,000                  3,685

Engle Homes, Inc. (d)             1,003,500                13,171

Fortress Group, Inc.              69,700                   89

Henry Boot & Sons PLC             1,100,000                3,837

Jacobs Engineering Group,         1,100,000                37,813
Inc. (a)

Kaneshita Construction Co.        400,000                  2,794
Ltd.

M/I Schottenstein Homes, Inc.     880,000                  16,720
(d)

Matsui Construction Co. Ltd.      400,000                  1,372

Meritage Corp. (a)                260,000                  3,266

NCI Building Systems, Inc. (a)    619,500                  11,848

Oakwood Homes Corp. (d)           3,177,000                33,557

Oriole Homes Corp. Class B        261,800                  655
(a)(d)

Palm Harbor Homes, Inc. (a)       45,900                   843

Persimmon PLC                     100,000                  409

Redrow Group PLC Class L          700,000                  2,544

Robertson Ceco Corp. (a)(d)       1,017,600                8,904

Southern Energy Homes, Inc.       1,426,000                5,348
(a)(d)

Swan Hill Group PLC               2,000,000                2,304

Takada Kiko Co. Ltd.              700,000                  4,094

Tay Homes PLC                     1,400,000                2,555

Technip SA (a)(e)                 50,000                   4,911

U.S. Home Corp. (a)               665,045                  22,861

Volker Wessels Stevin NV          10,000                   180

Willbros Group, Inc. (a)(d)       690,700                  5,094

COMMON STOCKS - CONTINUED

                                 SHARES                   VALUE (NOTE 1) (000S)

CONSTRUCTION & REAL ESTATE -
CONTINUED

CONSTRUCTION - CONTINUED

Writer Corp. (a)                  82,000                  $ 159

Yokogawa Bridge Corp.             1,000,000                3,614

Yokogawa Construction Co.         300,000                  1,205
Ltd.

                                                           320,284

ENGINEERING - 0.9%

Dai-Dan Co. Ltd.                  300,000                  2,213

Fugro NV                          304,700                  8,737

Hoan Kogyo Co. Ltd.               500,000                  1,349

Japan Engineering Consultants     300,000                  969

Kawasaki Setsubi Kogyo Co.        200,000                  856
Ltd.

Metalrax Group PLC Class L        2,100,000                2,811

MYR Group, Inc. (d)               524,300                  10,093

Ohba Co. Ltd.                     125,000                  442

Sanshin Corp.                     250,000                  709

Sanyo Engineering &               900,000                  4,007
Construction, Inc.

Stantec, Inc. (a)                 250,000                  1,685

Taihei Dengyo Kaisha Ltd.         100,000                  354

URS Corp. (a)(d)                  1,250,000                32,500

                                                           66,725

REAL ESTATE - 0.1%

Chuo Warehouse Co. Ltd.           300,000                  1,836

Echelon International Corp.       46,000                   998
(a)

FRM Nexus, Inc. (a)(d)            156,649                  274

Kennedy-Wilson, Inc. (a)          133,400                  1,309

Nagawa Co. Ltd.                   825,000                  6,266

Wilshire Oil of Texas (a)         391,000                  1,955

                                                           12,638

REAL ESTATE INVESTMENT TRUSTS
- 0.4%

AMRESCO Capital Trust, Inc.       486,100                  4,952

Banyan Strategic Realty Trust     919,250                  5,458
(SBI) (d)

Meditrust Corp. unit              465,000                  5,057

Redwood Trust, Inc. (d)           1,020,000                17,021

                                                           32,488

TOTAL CONSTRUCTION & REAL                                  525,443
ESTATE

COMMON STOCKS - CONTINUED

                                 SHARES                   VALUE (NOTE 1) (000S)

DURABLES - 7.6%

AUTOS, TIRES, & ACCESSORIES -
3.4%

Airboss of America Corp. (a)      12,500                  $ 39

Autocam Corp. (d)                 430,002                  5,913

AutoZone, Inc. (a)                2,275,000                56,164

Cook (D.C.) Holdings PLC (d)      2,300,000                485

Dixon Motors PLC                  350,000                  704

European Motor Holdings PLC       250,000                  251

FCC Co. Ltd.                      50,000                   856

Federal Screw Works (d)           108,800                  5,467

Fuji Oozx, Inc. (a)               200,000                  379

Giant Industries, Inc.            20,000                   233

Intermet Corp.                    100,000                  1,138

Keiiyu Co. Ltd.                   100,000                  1,135

Koito Industries Ltd.             1,000,000                5,247

Lufkin Industries, Inc.           150,000                  2,475

Meritor Automotive, Inc.          1,296,700                31,445

Monaco Coach Corp. (a)            700,000                  18,506

Monro Muffler Brake, Inc.         600,000                  4,538
(a)(d)

Murakami Corp. (d)                790,000                  5,069

Nissin Shoji Co. Ltd.             250,000                  1,364

Owari Precise Products Co.        300,000                  681
Ltd.

Peugeot SA                        50,000                   8,613

Piolax, Inc. (d)                  676,000                  6,196

Quicks Group PLC (d)              3,999,999                5,873

Raytech Corp. (a)(d)              328,800                  1,603

Rocla OYJ                         50,000                   360

Sanderson Bramal Motor Group      600,000                  2,103
PLC

Strattec Security Corp. (a)(d)    480,500                  17,118

Tachi-S Co. Ltd.                  850,000                  5,639

TBC Corp. (a)(d)                  1,837,500                13,666

Tochigi Fuji Industrial Co.       600,000                  1,729
Ltd.

Transpro, Inc. (d)                660,925                  4,874

Uni-Select, Inc. (d)              1,280,000                13,384

Wynn's International, Inc. (d)    1,774,000                34,371

                                                           257,618

CONSUMER DURABLES - 0.4%

Asko OY Class A                   800,000                  13,010

CompX International, Inc. (a)     218,900                  3,598

Mikasa, Inc.                      523,700                  6,841

COMMON STOCKS - CONTINUED

                                 SHARES                   VALUE (NOTE 1) (000S)

DURABLES - CONTINUED

CONSUMER DURABLES - CONTINUED

Portmeirion Potteries             125,000                 $ 304
Holdings PLC

Sankyo Co. Ltd. (Gunma)           75,000                   4,347

                                                           28,100

CONSUMER ELECTRONICS - 1.1%

Fantom Technologies, Inc.         407,500                  5,573

Fossil, Inc. (a)                  1,000,300                52,516

Koss Corp. (a)(d)                 210,000                  2,599

Movado Group, Inc. (d)            945,000                  22,916

Tulikivi OY Series A              35,000                   524

                                                           84,128

HOME FURNISHINGS - 1.3%

Airsprung Furniture Group PLC     975,000                  2,057

Beter Bed Holding NV              131,666                  3,768

BMTC Group, Inc. Class A          400,000                  5,444
(sub-vtg.) (d)

Bush Industries, Inc. Class       957,500                  12,687
A. (d)

Chromcraft Revington, Inc. (a)    534,500                  7,249

Dorel Industries, Inc.:

Class A (multi-vtg.) (a)(e)       200,000                  4,083

Class B (a)                       550,600                  10,966

Ladd Furniture, Inc. (a)          369,100                  7,613

Miller (Herman), Inc.             60,000                   1,575

Nakayamafuku Co. Ltd.             54,800                   210

Nippon Filing                     100,000                  436

Rosebys PLC                       500,000                  1,979

Samas Groep NV                    110,000                  1,836

Silentnight Holdings PLC          200,000                  811

Stanley Furniture Co., Inc.       694,900                  16,721
(a)(d)

Tosco Co. Ltd.                    452,000                  1,764

Winsloew Furniture, Inc.          574,200                  19,307
(a)(d)

                                                           98,506

TEXTILES & APPAREL - 1.4%

Berisford (S.W.) PLC              1,500,000                6,334

Concord Fabrics, Inc.:

Class A (a)(d)                    169,600                  1,304

Class B (a)(d)                    122,700                  920

Conso International Corp.         748,050                  4,208
(a)(d)

Decorator Industries, Inc. (d)    343,415                  2,404

COMMON STOCKS - CONTINUED

                                 SHARES                   VALUE (NOTE 1) (000S)

DURABLES - CONTINUED

TEXTILES & APPAREL - CONTINUED

Dewhirst (IJ) Group PLC           5,500,000               $ 7,496

Dyersburg Corp.                   610,100                  534

Ellis Perry International,        454,400                  5,751
Inc. (a)(d)

Galey & Lord, Inc. (a)            100,000                  425

Gerber Childrenswear, Inc. (a)    34,300                   247

Hampshire Group Ltd. (a)(d)       388,300                  4,854

Happy Kids, Inc. (a)              190,000                  2,066

JLM Couture, Inc. (a)(d)          181,500                  437

Nautica Enterprises, Inc.         3,610,000                61,370
(a)(d)

Novel Denim Holdings Ltd. (a)     235,000                  1,792

Polo Ralph Lauren Corp. Class     50,000                   975
A (a)

Tandy Brands Accessories,         573,900                  8,250
Inc. (a)(d)

Worldtex, Inc. (a)                674,900                  1,687

                                                           111,054

TOTAL DURABLES                                             579,406

ENERGY - 2.7%

COAL - 0.0%

RJB Mining PLC                    2,450,000                2,186

ENERGY SERVICES - 1.3%

AKITA Drilling Ltd. Class A       863,500                  6,449
(non-vtg.)

Alpine Oil Services Corp.         2,000,000                1,593
(a)(d)

Aztec Manufacturing Co. (d)       415,000                  4,150

Carbo Ceramics, Inc.              623,500                  14,341

Dawson Geophysical Co. (a)(d)     375,900                  4,064

Eagle Geophysical, Inc. (a)       203,401                  153

IHC Caland NV                     40,000                   1,819

Input/Output, Inc. (a)            1,125,000                8,367

Kaneb Services, Inc. (a)          167,000                  752

Oceaneering International,        15,000                   264
Inc. (a)

Offshore Logistics, Inc. (a)      100,000                  1,213

Pe Ben Oilfield Services Ltd.     314,500                  866
(a)(d)

Petroleum Helicopters, Inc.       211,200                  2,904
(d)

Petroleum Helicopters, Inc.       300,000                  3,450
(non-vtg.)

Pool Energy Services Co. (a)      200,000                  4,163

Powell Industries, Inc. (a)(d)    859,500                  7,521

Precision Drilling Corp.          399,000                  9,125
Class A (a)

COMMON STOCKS - CONTINUED

                                 SHARES                   VALUE (NOTE 1) (000S)

ENERGY - CONTINUED

ENERGY SERVICES - CONTINUED

RPC Energy Services, Inc. (d)     2,769,600               $ 19,214

Santa Fe International Corp.      250,000                  5,219

Seitel, Inc.                      246,000                  3,229

                                                           98,856

OIL & GAS - 1.4%

Adams Resources & Energy,         421,300                  3,265
Inc. (d)

British-Borneo Oil & Gas PLC      45,000                   166

Castle Energy Corp. (d)           408,750                  7,051

Columbus Energy Corp. (a)(d)      307,500                  1,768

Crown Central Petroleum Corp.     169,500                  1,462
Class A (a)

Elf Gabon                         10,000                   984

ENEX Resources Corp. (a)(d)       144,300                  361

Fletcher Challenge Ltd.           500,000                  1,446
(Energy Division)

Foremost Industries, Inc.         517,500                  1,117
(a)(d)

Frontier Oil Corp. (a)            100,000                  656

Gulf Island Fabrication, Inc.     69,500                   834
(a)

Hallwood Energy Corp.             394,527                  2,318

Hartland Pipeline Services        185,000                  694
Ltd. (a)

Hokuriku Gas Co.                  1,432,000                5,000

Holly Corp. (d)                   825,000                  12,375

Markwest Hydrocarbon, Inc.        529,200                  4,366
(a)(d)

Maynard Oil Co. (a)(d)            385,900                  3,859

Novus Petroleum Ltd. (a)(d)       6,450,542                7,430

Petroleum Development Corp.       1,573,800                7,279
(a)(d)

Premier Oil PLC (a)               23,250,000               8,016

Renaissance Energy Ltd. (a)       450,000                  6,483

Swift Energy Co. (a)(d)           2,018,100                21,064

Torch Energy Royalty Trust        215,400                  1,198

Total Fina SA warrants 8/5/03     100,000                  2,319
(a)

UNIFAB International, Inc. (a)    192,500                  1,636

                                                           103,147

TOTAL ENERGY                                               204,189

FINANCE - 16.6%

BANKS - 4.2%

Banco Santander Puerto Rico       158,400                  2,950

Bank of The Ozarks, Inc.          181,800                  3,681

COMMON STOCKS - CONTINUED

                                 SHARES                   VALUE (NOTE 1) (000S)

FINANCE - CONTINUED

BANKS - CONTINUED

Bergensbanken ASA (d)             1,200,000               $ 18,210

Canadian Western Bank (d)         815,000                  10,821

Cathay Bancorp, Inc.              283,800                  11,104

Den Norske Bank ASA (e)           900,000                  3,125

Den Norske Bank ASA Class A       650,000                  2,257
Free shares

Financial Institutions, Inc.      110,000                  1,540

Finansbanken ASA (Reg.) (a)       250,000                  1,238

First BanCorp P R (d)             2,850,000                64,659

First Financial Corp. Rhode       5,000                    72
Island

GBC Bancorp (d)                   700,000                  14,088

Gronlandsbanken AS                20,000                   547

Hamilton Bancorp, Inc. (a)        30,000                   810

Hanmi Bank                        237,874                  3,955

Harleysville National Corp.       7,000                    250

Jyske Bank AS (Reg.)              250,000                  23,012

Laurentian Bank                   888,500                  14,186

Midtbank AS                       10,050                   325

National Bank of Canada           2,500,000                30,787

Nordbanken Holding AB             3,975,000                23,397

Nordlandsbanken AS (d)            330,700                  9,144

Nordvestbank (Reg.)               12,000                   1,036

Okobank Class A                   578,000                  5,225

Ringkjoebing Bank (d)             31,730                   3,286

Seacoast Financial Services       495,000                  5,847
Corp. (a)

SouthTrust Corp.                  500,000                  18,375

Sparebanken More                  39,084                   824

Sparebanken NOR primary           1,000,000                19,677
shares certificates

Sparebanken Nord-Norge            100,000                  1,993

Sparebanken Rana                  37,550                   729
Grunnfondsbevis (d)

Sparebanken Rogaland capital      25,000                   682
certificates

Sterling Bancorp (d)              518,500                  10,564

Sydbank AS                        330,000                  14,808

Wing Hang Bank Ltd.               200,000                  761

                                                           323,965

CREDIT & OTHER FINANCE - 1.3%

Aiful Corp.                       10,000                   1,363

Amagerbanken AS                   34,850                   1,454

Amtsspar Fyn Holding AS           45,000                   2,203

COMMON STOCKS - CONTINUED

                                 SHARES                   VALUE (NOTE 1) (000S)

FINANCE - CONTINUED

CREDIT & OTHER FINANCE -
CONTINUED

Credia Co. Ltd.                   410,000                 $ 13,816

Doral Financial Corp.             2,000,000                33,000

FIH AS Class B                    665,000                  14,825

Firstcity Financial Corp. (a)     265,000                  1,491

Home Capital Group Class B        255,000                  753
(sub-vtg.)

JCG Holdings Ltd.                 14,700,000               9,848

Nissin Co. Ltd.                   100,000                  5,412

Paragon Group of Companies PLC    1,300,625                5,318

Resource Bancshares Mortgage      338,700                  2,371
Group, Inc.

Surrey Metro Savings Credit       565,000                  4,876
Union (non-vtg.)

Triad Guaranty, Inc. (a)          208,000                  3,926

WSFS Financial Corp.              3,100                    47

                                                           100,703

INSURANCE - 9.8%

Amerus Life Holdings, Inc.        887,200                  24,453

Blanch E.W. Holdings, Inc.        450,000                  29,475

Brown & Brown, Inc.               92,600                   3,334

Capital Re Corp.                  1,000,000                13,438

Commerce Group, Inc.              670,000                  17,085

Cotton State Life & Health        420,200                  4,648
Insurance Co. (d)

Desjardins-Laurentian Finance     482,500                  5,125
Corp. Class A (sub-vtg.) (d)

Enhance Financial Services        165,000                  3,424
Group, Inc.

Erie Indemnity Co. Class A        275,000                  7,502

Fairfax Financial Holdings        1,117,900                105
Ltd. rights 12/31/07 (a)

Farm Family Holdings, Inc.        525,000                  20,278
(a)(d)

Fidelity National Financial,      475,000                  8,283
Inc.

Financial Industries Corp. (a)    249,700                  3,215

First American Financial          75,000                   1,247
Corp.

First Health Group Corp. (a)      85,000                   2,019

Fremont General Corp.             2,000,000                34,000

HCC Insurance Holdings, Inc.      1,225,000                27,792

Healthcare Recoveries, Inc.       1,000,000                4,625
(a)(d)

Independence Holding Co.          146,000                  1,697

Independent Insurance PLC         1,100,000                5,336

Intercontinental Life Corp.       874,100                  8,960
(a)(d)

Investors Title Co.               131,500                  2,482

IPC Holdings Ltd. (d)             2,503,000                50,060

Lambert Fenchurch Group PLC       1,000,000                1,347

COMMON STOCKS - CONTINUED

                                 SHARES                   VALUE (NOTE 1) (000S)

FINANCE - CONTINUED

INSURANCE - CONTINUED

Lasalle Re Holdings Ltd. (d)      1,502,700               $ 24,513

Life USA Holding, Inc. (d)        1,600,000                32,700

Medical Assurance, Inc. (a)       273,800                  8,214

MEEMIC Holdings, Inc. (a)         77,500                   1,221

MIIX Group, Inc.                  197,500                  3,555

Miller Fisher Group PLC           325,000                  353

MMI Companies, Inc. (d)           1,276,000                20,815

Mobile America Corp.              142,300                  445

National Western Life             170,000                  16,490
Insurance Co. Class A (a)(d)

Nymagic, Inc.                     203,900                  2,906

PAULA Financial (d)               569,300                  4,163

Philadelphia Consolidated         987,000                  21,221
Holding Corp. (a)(d)

PMI Group, Inc.                   400,000                  25,575

Professionals Insurance Co.       291,650                  8,932
Management Group (a)

Protective Life Corp.             1,700,002                60,669

PXRE Corp. (d)                    725,063                  11,692

Radian Group, Inc.                360,000                  18,562

RenaissanceRe Holdings Ltd.       648,300                  24,028

SCPIE Holding, Inc.               380,000                  11,828

Stirling Cooke Brown Holdings     793,700                  3,869
Ltd. (d)

Symons International Group,       392,500                  3,214
Inc. (a)

Terra Nova (Bermuda) Holdings     1,800,000                42,975
Ltd. Class A (d)

UICI (a)(d)                       2,850,000                80,334

Unico American Corp. (d)          361,500                  3,683

Union Assurances Federales SA     300,088                  34,611
(a)

                                                           746,498

SAVINGS & LOANS - 0.9%

American Bank of Connecticut      23,900                   547

CNY Financial Corp.               100,000                  1,375

First Federal Bankshares,         127,000                  1,349
Inc.

Home Port Bancorp, Inc. (d)       135,100                  3,378

Independence Federal Savings      120,200                  1,533
Bank (d)

Iroquois Bancorp, Inc.            106,400                  1,968

PBOC Holdings, Inc. (a)           55,000                   595

Ringerikes Sparebank              10,000                   215

South Jersey Financial Corp.,     30,000                   416
Inc. (a)

COMMON STOCKS - CONTINUED

                                 SHARES                   VALUE (NOTE 1) (000S)

FINANCE - CONTINUED

SAVINGS & LOANS - CONTINUED

UCBH Holdings, Inc. (a)(d)        589,000                 $ 11,559

Washington Federal, Inc.          1,800,000                44,438

                                                           67,373

SECURITIES INDUSTRY - 0.4%

Daiko Shoken Business Co.         100,000                  572

Globaly Corp.                     255,000                  3,272

JWGenesis Financial Corp. (a)     150,000                  2,475

London Pacific Group Ltd.         3,000,030                17,767

MFC Bancorp Ltd. (a)              594,500                  4,645

Nac Co. Ltd.                      100,000                  829

Norvestia OY AB Class B (a)       240,000                  3,387

                                                           32,947

TOTAL FINANCE                                              1,271,486

HEALTH - 8.8%

DRUGS & PHARMACEUTICALS - 1.0%

Embrex, Inc. (a)                  325,800                  2,922

Fuji Pharmaceutical Co. Ltd.      100,000                  558

H. Lundbeck A/S                   63,800                   1,997

Herbalife International, Inc.:

Class A (d)                       1,037,500                11,996

Class B (non-vtg.)                2,010,500                18,911

Medco Research, Inc. (a)          362,500                  9,063

Nature's Sunshine Products,       1,127,500                10,570
Inc. (d)

PAREXEL International Corp.       65,000                   715
(a)

Riken Vitamin Oil Co. Ltd.        350,000                  4,736

Serologicals Corp. (a)(d)         1,412,500                10,682

Theragenics Corp. (a)             340,000                  3,655

Twinlab Corp. (a)                 10,000                   86

USANA, Inc. (a)                   118,000                  907

                                                           76,798

MEDICAL EQUIPMENT & SUPPLIES
- 4.2%

ADAC Laboratories (a)             239,900                  1,694

Ballard Medical Products (d)      2,770,500                67,185

Biomet, Inc.                      2,000,000                72,750

Dentsply International, Inc.      700,000                  18,944

COMMON STOCKS - CONTINUED

                                 SHARES                   VALUE (NOTE 1) (000S)

HEALTH - CONTINUED

MEDICAL EQUIPMENT & SUPPLIES
- CONTINUED

Dianon Systems, Inc. (a)          44,500                  $ 412

Elscint Ltd. (a)(d)               1,465,200                15,293

EMPI, Inc. (a)                    92,500                   2,353

ESC Medical Systems Ltd.          2,208,300                12,560
(a)(d)

Exactech, Inc. (a)                138,200                  2,108

Hokuyaku, Inc.                    250,000                  1,157

HPSC, Inc. (a)                    175,000                  1,805

ICU Medical, Inc. (a)(d)          738,000                  13,561

Medstone International, Inc.      561,200                  3,683
(a)(d)

Moulin International Holding      3,000,000                309
Ltd.

NMT Medical, Inc. (a)             125,100                  399

Ocular Sciences, Inc. (a)(d)      1,165,000                22,936

OEC Medical Systems, Inc. (d)     1,220,000                39,955

Orthofix International NV         950,700                  14,023
(a)(d)

Protocol Systems, Inc. (a)        10,000                   79

Respironics, Inc. (a)(d)          2,130,000                22,898

Utah Medical Products, Inc.       758,800                  5,786
(a)(d)

                                                           319,890

MEDICAL FACILITIES MANAGEMENT
- 3.6%

Community Hospitals Group PLC     350,000                  2,726

Corvel Corp. (a)(d)               654,500                  14,644

Cryolife, Inc. (a)(d)             714,100                  8,569

First Commonwealth, Inc. (d)      280,000                  6,843

Health Management Associates,     2,125,000                17,531
Inc. Class A (a)

HEALTHSOUTH Corp. (a)             1,500,000                18,375

Horizon Health Corp. (a)(d)       644,400                  4,591

Lincare Holdings, Inc. (a)        50,000                   1,500

ProVantage Health Services,       48,400                   895
Inc. (a)

Quest Diagnostics, Inc. (a)(d)    2,000,000                51,500

Quorum Health Group, Inc. (a)     2,730,000                27,471

Ramsay Health Care Ltd.           1,000,000                664

RehabCare Group, Inc. (a)(d)      652,700                  13,666

Res-Care, Inc. (a)(d)             1,365,000                28,665

Safeguard Health Enterprises,     438,000                  1,752
Inc. (a)(d)

Syncor International Corp. (a)    158,500                  4,696

United Wisconsin Services,        673,500                  5,683
Inc.

COMMON STOCKS - CONTINUED

                                 SHARES                   VALUE (NOTE 1) (000S)

HEALTH - CONTINUED

MEDICAL FACILITIES MANAGEMENT
- CONTINUED

Universal Health Services,        1,500,000               $ 63,844
Inc. Class B (a)(d)

US Oncology, Inc. (a)             500,000                  5,938

                                                           279,553

TOTAL HEALTH                                               676,241

HOLDING COMPANIES - 0.5%

DCC PLC:

(Ireland)                         700,000                  5,055

(United Kingdom)                  3,000,000                21,660

Fonciere Financiere et Part SA    25,000                   1,650

Hunting Group PLC                 2,000,000                5,257

Perry Group (d)                   1,900,000                4,747

TOTAL HOLDING COMPANIES                                    38,369

INDUSTRIAL MACHINERY &
EQUIPMENT - 4.6%

ELECTRICAL EQUIPMENT - 2.0%

Aichi Electric Co. Ltd.           1,000,000                1,938

American Power Conversion         2,000,000                41,500
Corp. (a)

Bairnco Corp. (d)                 900,900                  7,038

Blick PLC Class L                 1,315,000                5,057

BMC Industries, Inc.              1,075,100                12,498

C&D Technologies, Inc.            485,600                  14,629

Chase Corp. (d)                   318,500                  3,902

Cobra Electronics Corp. (a)(d)    500,000                  2,000

Denyo Co. Ltd.                    261,000                  2,153

Emcee Broadcast Products,         122,500                  245
Inc. (a)

Genlyte Group, Inc. (a)           568,000                  13,206

Hughes Supply, Inc.               756,700                  21,566

Inaba Denkisangyo Co. Ltd.        725,000                  12,405

NovAtel, Inc. (a)                 90,500                   136

Sigmatron International, Inc.     35,500                   226
(a)

Twentsche Kabel Holding NV        20,004                   659

Vertex Communications Corp.       511,000                  6,324
(a)(d)

Volex Group PLC                   25,000                   276

Yurtec Corp.                      1,150,000                6,265

                                                           152,023

COMMON STOCKS - CONTINUED

                                 SHARES                   VALUE (NOTE 1) (000S)

INDUSTRIAL MACHINERY &
EQUIPMENT - CONTINUED

INDUSTRIAL MACHINERY &
EQUIPMENT - 2.6%

AGCO Corp.                        1,063,000               $ 9,966

Amadasonoike Co. Ltd.             150,000                  458

Baldwin Technology Co., Inc.      265,000                  878
Class A (a)

Chart Industries, Inc.            1,090,000                7,153

DT Industries, Inc.               167,100                  1,044

Engineered Support Systems,       453,250                  6,119
Inc. (d)

Fansteel, Inc. (a)(d)             701,600                  4,078

Fukushima Industries Corp.        25,000                   196

Gardner Denver Machinery,         1,134,200                20,486
Inc. (a)(d)

Gehl Co. (a)(d)                   635,000                  13,573

Hardinge, Inc.                    300,000                  4,950

Hirsch International Corp.        655,000                  1,351
Class A (a)(d)

IDEX Corp. (d)                    1,500,000                42,281

Kaydon Corp.                      835,000                  26,042

KCI (Konecranes                   75,000                   2,387
International) (e)

Linx Printing Technology          380,361                  1,148

MTS Systems Corp.                 65,000                   683

New Holland NV                    837,700                  12,566

Oilgear Co. (d)                   135,300                  1,133

P & F Industries, Inc. Class      287,500                  2,767
A (a)(d)

Sansei Transport                  800,000                  4,295

Shin Nippon Machinery Co.         479,000                  962
Ltd.

Specialty Equipment               873,700                  22,716
Companies, Inc. (a)

Speizman Industries, Inc.         195,000                  878
(a)(d)

Strongco, Inc. (a)                110,000                  321

TB Wood's Corp. (d)               329,000                  3,352

Twin Disc, Inc. (d)               232,400                  4,590

Valmet Corp./Rauma Corp. (a)      54,458                   728

Wakita & Co. Ltd. (a)             850,000                  4,378

                                                           201,479

POLLUTION CONTROL - 0.0%

Weston (Roy F.), Inc. Class A     183,800                  511
(a)

TOTAL INDUSTRIAL MACHINERY &                               354,013
EQUIPMENT

MEDIA & LEISURE - 8.2%

BROADCASTING - 2.4%

CanWest Global Communications     1,300,006                16,743
Corp. (sub-vtg.)

COMMON STOCKS - CONTINUED

                                 SHARES                   VALUE (NOTE 1) (000S)

MEDIA & LEISURE - CONTINUED

BROADCASTING - CONTINUED

Capital Radio PLC                 850,000                 $ 12,550

Chubu-Nippon Broadcasting Co.     9,200                    84
Ltd.

Cogeco Cable, Inc. (d)            1,000,000                16,597

Cogeco, Inc. (sub. vtg.) (d)      1,391,500                21,247

Hearst-Argyle Television,         130,000                  3,218
Inc. (a)

Matav-Cable System Media Ltd.     220,000                  9,460
sponsored ADR

Moffat Communications Ltd. (d)    2,380,000                32,865

Nielsen Media Research, Inc.      475,000                  15,438
(a)

P4 Radio Hele Norge ASA (a)       650,000                  2,633

Prime Television Ltd.             1,546,499                1,650

Radio Pacific Ltd.                300,000                  1,154

Regional Cablesystems, Inc.       70,000                   674
(a)

Scottish Media Group PLC          500,000                  7,439

Scottish Radio Holdings PLC       500,000                  8,113

Southern Cross Broadcasting       840,410                  4,621
Australia Ltd.

TCA Cable TV, Inc.                300,000                  17,588

TVA Group, Inc. Class B (a)       1,075,000                13,774

Ulster Television PLC Ord.        10,000                   32

                                                           185,880

ENTERTAINMENT - 1.4%

Alliance Atlantis                 221,500                  2,500
Communications Corp. (a)

Alliance Atlantis                 50,000                   564
Communications Corp. (a)(e)

European Leisure PLC              547,000                  870

King World Productions, Inc.      2,325,000                81,084
(a)

Lady Luck Gaming Corp. (a)        143,500                  753

Lakes Gaming, Inc. (d)            853,700                  10,778

Scientific Games Holdings         238,400                  4,902
Corp. (a)

Shingakukai Co.                   175,000                  733

Television & Media Services       1,542,944                2,360
Ltd.

                                                           104,544

LEISURE DURABLES & TOYS - 0.2%

Hamleys PLC                       100,000                  255

K2, Inc.                          113,400                  1,120

National R.V. Holdings, Inc.      304,900                  7,603
(a)

PlayCore, Inc. (a)                297,115                  2,451

Winnebago Industries, Inc.        67,100                   1,644

                                                           13,073

COMMON STOCKS - CONTINUED

                                 SHARES                   VALUE (NOTE 1) (000S)

MEDIA & LEISURE - CONTINUED

LODGING & GAMING - 0.1%

Choice Hotels International,      220,700                 $ 3,573
Inc. (a)

Choice Hotels Skandanavia ASA     150,000                  386
(a)

Dover Downs Entertainment,        5,000                    81
Inc.

Hanover International PLC         450,000                  944

Riviera Holdings Corp. rights     90,900                   205
12/31/99 (a)

Ryan Hotels PLC                   3,500,979                3,408

ShoLodge, Inc. (a)                311,500                  1,733

                                                           10,330

PUBLISHING - 1.3%

A-pressen ASA Series A (a)        50,000                   817

Adscene Group PLC Class L         175,000                  733

Bemrose Corp. PLC                 100,000                  568

Central Newspapers, Inc.          85,000                   3,570
Class A

Fine Art Developments PLC         750,000                  1,621
Class L

Independent Newspapers PLC:

(Ireland)                         50,000                   238

(United Kingdom)                  375,000                  1,795

Johnston Press PLC                1,950,000                9,745

Journal Register Co. (a)          760,000                  12,778

Kauppakaari OY (a)                125,000                  2,407

Reader's Digest Association,      260,000                  9,051
Inc. Class A (non-vtg.)

Roto Smeets de Boer NV            175,000                  5,898

Sanoma-WSOY Oyj (a)               475,000                  25,410

Schibsted AS Series B             100,000                  1,157

Southnews PLC                     150,000                  1,667

Sterling Publishing Group PLC     400,000                  224

Talentum OY Class B (d)           1,000,000                16,797

VLT AB Class B                    175,000                  1,962

Wegener Arcade NV                 50,000                   711

                                                           97,149

RESTAURANTS - 2.8%

Applebee's International,         2,150,000                67,994
Inc. (d)

ARK Restaurants Corp. (a)(d)      270,000                  3,038

Benihana, Inc. (a)(d)             346,400                  5,542

Benihana, Inc. Class A (a)(d)     266,800                  3,869

Consolidated Products, Inc.       1,250,000                19,922
(a)

Elxsi Corp. (a)(d)                282,500                  3,178

Flanigans Enterprises, Inc.       177,700                  822
(d)

COMMON STOCKS - CONTINUED

                                 SHARES                   VALUE (NOTE 1) (000S)

MEDIA & LEISURE - CONTINUED

RESTAURANTS - CONTINUED

IHOP Corp. (a)(d)                 1,860,200               $ 43,250

Mikes Restaurants, Inc. (a)(d)    272,500                  362

Morton's Restaurant Group,        360,000                  6,795
Inc. (a)(d)

Restaurant Brands NZ Ltd.         500,000                  379

Sonic Corp. (a)(d)                1,925,000                61,841

Sportscene Restaurants, Inc.      2,800                    13
Class A

                                                           217,005

TOTAL MEDIA & LEISURE                                      627,981

NONDURABLES - 3.7%

AGRICULTURE - 0.1%

IAWS Group PLC                    1,650,000                6,532

IAWS Group PLC Class A (UK        500,000                  1,866
Reg.)

Sylvan, Inc. (a)                  235,200                  2,617

                                                           11,015

BEVERAGES - 0.1%

Golden State Vinters, Inc.        13,000                   80
Class B (a)

National Beverage Corp. (a)       292,500                  2,669

Shikoku Coca-Cola Bottling        100,000                  1,536
Co. Ltd.

Sleeman Breweries Ltd. (a)        150,000                  737

Todhunter International, Inc.     256,400                  2,564
(a)(d)

                                                           7,586

FOODS - 0.8%

Agribrands International,         105,200                  4,780
Inc. (a)

Benson's Crisps PLC               1,850,000                1,493

Cagle's, Inc.                     209,700                  3,879

Corn Products International,      465,000                  14,648
Inc.

Greggs PLC                        70,000                   2,726

Hazlewood Foods PLC               125,000                  238

Matthews (Bernard) PLC            600,000                  1,156

Monterey Pasta Co. (a)            71,500                   203

Perkins Foods PLC                 1,900,320                3,176

Raisio Group PLC                  250,000                  3,009

Riviana Foods, Inc. (d)           839,000                  16,256

Robert Wiseman Dairies PLC        400,000                  1,246

Shoei Foods Corp.                 250,000                  1,093

COMMON STOCKS - CONTINUED

                                 SHARES                   VALUE (NOTE 1) (000S)

NONDURABLES - CONTINUED

FOODS - CONTINUED

Suprema Specialties, Inc.         447,000                 $ 3,548
(a)(d)

Tokatsu Foods Co.                 34,000                   122

Vlasic Foods International,       50,000                   372
Inc. (a)

                                                           57,945

HOUSEHOLD PRODUCTS - 1.3%

Alberto-Culver Co. Class A        350,000                  7,591

Comany, Inc.                      100,000                  482

CPAC, Inc. (d)                    683,000                  5,293

Del Laboratories, Inc.            364,400                  5,238

DSG International Ltd. (a)(d)     645,000                  4,797

Helen of Troy Corp. (a)(d)        2,750,000                45,891

IWP International PLC:

(Dublin Reg.)                     525,000                  1,123

(United Kingdom Reg.)             800,000                  1,752

Luxottica Group Spa sponsored     50,000                   772
ADR

Mayborn Group PLC                 75,000                   100

Paterson Zochonis PLC Class A     50,000                   217
(non-vtg.)

Premark International, Inc.       550,000                  20,831

Stephan Co. (d)                   329,500                  1,318

Swallowfield PLC Class L          100,000                  105

                                                           95,510

TOBACCO - 1.4%

Gallaher Group PLC sponsored      4,430,000                100,229
ADR

RJ Reynolds Tobacco Holdings,     100,000                  2,738
Inc.

Standard Commercial Corp. (d)     1,248,900                6,635

                                                           109,602

TOTAL NONDURABLES                                          281,658

PRECIOUS METALS - 0.7%

De Beers Consolidated Mines       1,125,000                27,844
Ltd. ADR

Industrias Penoles SA             4,700,000                12,487

Normandy Mt. Leyshon Ltd.         1,000,000                1,412

Orogen Minerals Ltd.              1,600,000                2,020

Orogen Minerals Ltd. GDR (e)      265,000                  3,313

Richmont Mines, Inc. (a)(d)       800,000                  1,434

COMMON STOCKS - CONTINUED

                                 SHARES                   VALUE (NOTE 1) (000S)

PRECIOUS METALS - CONTINUED

Ross Mining NL                    1,022,747               $ 439

Sons of Gwalia NL                 1,632,272                4,249

TOTAL PRECIOUS METALS                                      53,198

RETAIL & WHOLESALE - 8.4%

APPAREL STORES - 3.1%

Braun's Fashions Corp. (a)        57,500                   1,013

Buckle, Inc. (The) (a)            140,000                  4,235

Catherines Stores Corp. (a)       309,000                  4,056

Chateau Stores of Canada Ltd.     192,900                  1,024
Class A (d)

Chicos Fas, Inc. (a)              239,600                  6,230

Claire's Stores, Inc.             2,360,000                56,050

Footstar, Inc. (a)(d)             1,490,004                53,640

Goldlion Holdings Ltd.            1,000,000                211

Gymboree Corp. (a)                600,000                  3,113

Just for Feet, Inc. (a)           200,000                  731

Kenneth Cole Productions,         675,000                  23,625
Inc. Class A (a)(d)

Men's Wearhouse, Inc. (The)       80,000                   1,990
(a)

New Look Group PLC (e)            1,000,000                3,553

One Price Clothing Stores,        655,000                  3,275
Inc. (a)(d)

PrimeSource Corp.                 47,500                   344

Ross Stores, Inc.                 1,335,000                64,247

S & K Famous Brands, Inc.         420,000                  3,623
(a)(d)

Shirmax Fashions Ltd. (a)         450,000                  783

United Retail Group, Inc. (a)     280,000                  2,870

                                                           234,613

DRUG STORES - 0.5%

Jean Coutu Group, Inc. Class      1,690,000                37,024
A (d)

GENERAL MERCHANDISE STORES -
1.3%

Arnotts PLC                       100,387                  827

BJ's Wholesale Club, Inc. (a)     2,185,000                66,916

Daiwa Co. Ltd.                    300,000                  773

Jo-Ann Stores, Inc.:

Class A (a)                       374,200                  5,262

Class B (non vtg.) (a)            1,090,900                12,682

Shopko Stores, Inc. (a)           200,500                  7,682

Stein Mart, Inc. (a)              1,175,000                7,821

                                                           101,963

COMMON STOCKS - CONTINUED

                                 SHARES                   VALUE (NOTE 1) (000S)

RETAIL & WHOLESALE - CONTINUED

GROCERY STORES - 1.4%

Food Lion, Inc. Class A           2,600,000               $ 31,038

Iceland Group PLC                 4,700,000                20,933

Metro Richelieu, Inc. Class A     3,200,000                44,082
(d)

Schultz Sav-O Stores, Inc. (d)    395,100                  6,470

Western Beef, Inc. (a)(d)         423,400                  3,480

Whittard of Chelsea PLC           431,950                  442

                                                           106,445

RETAIL & WHOLESALE,
MISCELLANEOUS - 2.1%

Advanced Marketing Services,      343,300                  5,579
Inc.

Amway Asia Pacific Ltd.           100,000                  1,369

Amway Japan Ltd. sponsored ADR    10,900                   57

Blair Corp. (d)                   791,100                  15,723

Brookstone, Inc. (a)(d)           744,600                  11,634

Cameron Ashley Building           700,000                  8,619
Products, Inc. (a)(d)

Cole National Corp. Class A       1,058,900                8,604
(a)(d)

Daisytek International Corp.      832,000                  11,960
(a)

Farepak PLC                       1,013,000                4,684

Finish Line, Inc. Class A         1,891,700                19,863
(a)(d)

Finlay Enterprises, Inc.          1,000,000                14,375
(a)(d)

Friedmans, Inc. Class A (d)       1,343,700                11,505

Grafton Group PLC unit            125,000                  2,595

Guitar Center, Inc. (a)           10,000                   121

Heiton Holdings PLC               350,000                  1,254

HomeBase, Inc. (a)                1,177,400                6,108

Oasis Stores Ltd.                 50,000                   195

Partridge Fine Arts PLC           140,000                  132

Piercing Pagoda, Inc. (a)(d)      910,000                  15,243

Rex Stores Corp. (a)(d)           545,000                  20,267

Sound Advice, Inc. (a)(d)         212,500                  1,620

Sportsmans Guide, Inc. (a)        235,000                  1,322

                                                           162,829

TRADING COMPANIES - 0.0%

Mitani Sangyo Co. Ltd.            100,000                  516

TOTAL RETAIL & WHOLESALE                                   643,390

COMMON STOCKS - CONTINUED

                                 SHARES                   VALUE (NOTE 1) (000S)

SERVICES - 5.9%

ADVERTISING - 0.7%

ADVO, Inc. (a)                    81,800                  $ 1,564

InfoUSA, Inc.:

Class A (a)(d)                    1,772,500                13,405

Class B (a)(d)                    1,828,000                14,167

R.H. Donnelley Corp.              1,423,500                25,000

Saatchi & Saatchi PLC             250,000                  867

                                                           55,003

EDUCATIONAL SERVICES - 0.2%

Concorde Career Colleges,         250,000                  141
Inc. (a)

Institution of General            450,000                  2,102
Education (d)

Quest Education Corp. (a)(d)      758,800                  7,351

Up, Inc. (d)                      450,000                  2,711

                                                           12,305

LEASING & RENTAL - 0.5%

Aaron Rents, Inc. Class B         356,800                  7,225

Cort Business Services Corp.      464,200                  11,228
(a)

Gowrings PLC                      200,000                  438

Nishio Rent All Co. Ltd.          500,000                  5,500

Rakentajain Konevuokraamo OY      75,000                   1,003
Class B

Superior Energy Services,         2,000,000                11,500
Inc. (a)(d)

                                                           36,894

PRINTING - 1.4%

Adare Printing Group PLC:

(Ireland)(d)                      679,000                  4,591

(United Kingdom)(d)               710,004                  4,608

Pubco Corp. (a)(d)                319,500                  2,636

Reynolds & Reynolds Co. Class     3,900,000                91,650
A (d)

Wyndeham Press Group PLC          575,000                  3,137

                                                           106,622

SERVICES - 3.1%

Aktiv Kapital ASA                 125,000                  338

Analytical Surveys, Inc. (a)      35,000                   875

Asi Solutions, Inc. (a)           23,000                   196

Caldwell Partners                 400,000                  1,461
International, Inc. Class A
(non-vtg.)

Chodai Co. Ltd.                   200,000                  1,372

Craig (Jenny), Inc. (a)           936,100                  2,691

de la Rue PLC                     100,000                  625

COMMON STOCKS - CONTINUED

                                 SHARES                   VALUE (NOTE 1) (000S)

SERVICES - CONTINUED

SERVICES - CONTINUED

Diversified Corporate             253,200                 $ 1,139
Resources, Inc. (a)(d)

Dun & Bradstreet Corp.            660,000                  20,955

Eyeful Home Technology, Inc.      200,000                  1,554

Go-Ahead Group (The) PLC          300,000                  4,140

Holidaybreak PLC                  275,000                  1,383

Interim Services, Inc. (a)        50,000                   1,056

International Telecom Data        154,500                  1,448
Systems, Inc. (a)

Lai Worldwide, Inc. (a)(d)        700,000                  4,288

Learning Tree International,      15,000                   167
Inc. (a)

NFO Worldwide, Inc. (a)           388,300                  5,825

Personnel Group of America,       832,800                  7,860
Inc. (a)

Pittston Co. (Brinks Group)       2,310,000                62,803
(d)

Pre-Paid Legal Services, Inc.     25,000                   770
(a)

Programming & Systems, Inc.       313,300                  0
(a)(d)

Proudfoot Consulting PLC          250,000                  95

RCM Technologies, Inc. (a)        272,100                  3,792

RemedyTemp, Inc. Class A          517,500                  9,250
(a)(d)

Right Management Consultants,     673,000                  9,632
Inc. (a)(d)

Seattle FilmWorks, Inc. (a)(d)    1,635,000                4,496

SOS Staffing Services, Inc.       217,000                  1,180
(a)

Staffmark, Inc. (a)               822,600                  8,946

Sterile Recoveries, Inc. (a)      138,100                  1,519

Tanabe Management Consulting      200,000                  742
Co.

Telespectrum Worldwide, Inc.      71,500                   505
(a)

Thomas Group (a)                  170,900                  1,538

Unifirst Corp.                    156,900                  2,618

Viad Corp.                        2,225,000                73,564

Wesco, Inc.                       200,000                  1,030

Westaff, Inc. (a)                 56,000                   343

Winston Resources, Inc. (a)(d)    322,000                  1,449

                                                           241,645

TOTAL SERVICES                                             452,469

TECHNOLOGY - 12.7%

COMMUNICATIONS EQUIPMENT - 0.2%

KTK Telecommunications            100,000                  581
Engineering Co. Ltd.

Kyosan Electric Manufacturing     500,000                  1,458
Co. Ltd.

COMMON STOCKS - CONTINUED

                                 SHARES                   VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

COMMUNICATIONS EQUIPMENT -
CONTINUED

Lo Jack Corp. (a)                 110,500                 $ 1,105

Tollgrade Communications,         509,000                  11,516
Inc. (a)(d)

                                                           14,660

COMPUTER SERVICES & SOFTWARE
- 5.4%

Affiliated Computer Services,     1,000,000                46,500
Inc. Class A (a)

Aladdin Knowledge Systems         490,000                  3,828
Ltd. (a)

Analysts International Corp.      210,000                  2,966

Avant! Corp. (a)                  70,000                   1,006

Black Box Corp. (a)(d)            1,425,000                72,319

Computer Learning Centers,        1,693,400                9,314
Inc. (a)(d)

Condor Technology Solutions,      184,000                  667
Inc. (a)

Cotelligent, Inc. (a)             460,300                  2,704

Daitec Co. Ltd.                   411,600                  9,199

Directrix, Inc. (a)               90,000                   602

ECI Telecom Ltd.                  875,000                  29,695

Equitrac Corp. (a)(d)             353,000                  7,237

Fair, Isaac & Co., Inc.           550,000                  18,597

Forsoft Ltd. (a)                  10,000                   70

GSE Systems, Inc. (a)(d)          330,700                  1,654

Industri-Matematik                256,800                  538
International Corp. (a)

Infinium Software, Inc. (a)       180,000                  911

Informa Group PLC                 1,000,000                5,971

JDA Software Group, Inc.          1,325,000                11,925
(a)(d)

Mapics, Inc. (a)                  500,000                  4,063

Melita International Corp. (a)    700,400                  8,055

Meridian Data, Inc. (a)           52,000                   462

Meta Group, Inc. (a)              75,000                   1,088

Metro Information Services,       42,500                   730
Inc. (a)

MMT Computing PLC                 50,000                   564

Ontrack Data International,       217,000                  1,058
Inc. (a)

Orbotech Ltd.                     150,000                  7,988

Phoenix Technologies Ltd. (a)     1,115,000                13,798

Project Software &                375,000                  15,938
Development, Inc. (a)

Rainbow Technologies, Inc. (a)    131,500                  1,816

Remedy Corp. (a)(d)               1,500,000                30,938

Sapiens International Corp.       120,000                  1,215
NV (a)

SPSS, Inc. (a)(d)                 860,000                  21,178

Symantec Corp. (a)                1,900,000                57,475

COMMON STOCKS - CONTINUED

                                 SHARES                   VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

COMPUTER SERVICES & SOFTWARE
- CONTINUED

Symix Systems, Inc. (a)           143,500                 $ 1,238

Timberline Software Corp.         185,700                  3,145

Unigraphics Solutions, Inc.       550,000                  14,025
Class A (a)(d)

                                                           410,477

COMPUTERS & OFFICE EQUIPMENT
- 2.8%

Adaptec, Inc. (a)                 790,000                  30,711

Advanced Digital Information      850,000                  36,125
Corp. (a)(d)

Amplicon, Inc.                    523,400                  6,935

Apex, Inc. (a)                    25,000                   653

Ciprico, Inc. (a)                 50,000                   569

Creo Products, Inc. (a)           9,500                    194

Cybex Corp. (a)(d)                733,200                  19,521

Equinox Systems, Inc. (a)(d)      373,600                  4,717

Inacom Corp. (a)                  350,000                  4,856

Kronos, Inc. (a)(d)               1,000,000                48,375

Maezawa Kasei Industries Co.      200,000                  3,021
Ltd.

Nam Tai Electronics, Inc.         389,000                  4,814

Nam Tai Electronics, Inc.         140,000                  193
warrants 11/24/00 (a)

Pomeroy Computer Resources,       1,162,500                16,784
Inc. (a)(d)

Quantum Corp. (a)                 500,000                  11,156

Scan-Optics, Inc. (a)             251,000                  879

SED International Holdings,       960,000                  2,880
Inc. (a)(d)

Zebra Technologies Corp. (a)      550,000                  25,816

                                                           218,199

ELECTRONIC INSTRUMENTS - 0.6%

BTU International, Inc. (a)(d)    358,800                  1,480

Cohu, Inc.                        160,000                  6,600

Halma PLC                         1,150,000                2,183

Hurco Companies, Inc. (a)(d)      379,028                  1,611

Intest Corp. (a)(d)               652,500                  5,057

Mesa Laboratories, Inc. (a)       135,400                  669

MOCON, Inc.                       137,600                  998

Nanometrics, Inc. (a)(d)          843,500                  6,326

Reliability, Inc. (a)(d)          635,000                  2,858

Sanderson Electronics PLC         1,250,000                3,458

SBS Technologies, Inc. (a)(d)     496,000                  11,966

Toko Seiki Co. Ltd. (a)           300,000                  731

COMMON STOCKS - CONTINUED

                                 SHARES                   VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

ELECTRONIC INSTRUMENTS -
CONTINUED

Wireless Telecom Group, Inc.      1,655,700               $ 3,518
(a)(d)

X-Rite, Inc.                      250,000                  1,875

                                                           49,330

ELECTRONICS - 3.7%

Align-Rite International,         448,000                  6,776
Inc. (a)(d)

Apollo Electronics Co. Ltd.       50,000                   642

ASM Pacific Technology Ltd.       4,124,000                3,374

Bel Fuse, Inc. Class A (a)        13,000                   414

Bergman & Beving AB Class B       487,500                  6,892

Daidensha Co. Ltd.                100,000                  568

Dallas Semiconductor Corp. (d)    2,000,000                101,875

Del Global Technologies Corp      709,800                  5,767
(a)(d)

Diodes, Inc. (a)(d)               490,000                  4,134

Elec & Eltek International        2,000,000                358
Holdings Ltd.

Esterline Technologies Corp.      83,300                   1,286
(a)

General Semiconductor, Inc.       2,910,600                24,922
(a)(d)

Griffon Corp. (a)(d)              2,690,000                20,175

Kingboard Chemical Holdings       7,000,000                2,458
Ltd.

Merix Corp. (a)                   70,000                   551

Methode Electronics, Inc.         1,250,000                27,891
Class A

Micro Linear Corp. (a)(d)         1,182,800                4,657

Microsemi Corp. (a)(d)            1,150,000                8,913

NU Horizons Electronics Corp.     440,000                  3,506
(a)(d)

Percon Acquisition, Inc. (a)      143,300                  1,290

Pericom Semiconductor Corp.       170,000                  2,476
(a)

Sedgemoor PLC                     1,100,000                892

Siliconix, Inc. (a)               397,300                  19,120

Stoneridge, Inc. (a)              484,600                  8,056

Taitron Components, Inc.          559,900                  1,680
Class A (a)(d)

Tech-Sym Corp. (a)(d)             440,700                  10,852

Techtronic Industries Co.         5,000,000                966

TT Group PLC                      3,700,000                8,465

Video Display Corp. (a)(d)        217,600                  986

COMMON STOCKS - CONTINUED

                                 SHARES                   VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

ELECTRONICS - CONTINUED

Wong's International Holdings     10,000,000              $ 2,834
Ltd.

Wong's International Holdings     1,000,000                29
Ltd. warrants 5/31/00 (a)

                                                           282,805

TOTAL TECHNOLOGY                                           975,471

TRANSPORTATION - 4.2%

AIR TRANSPORTATION - 1.8%

Alpha Airports Group PLC          700,000                  681

America West Holding Corp.        650,000                  12,878
Class B (a)

Comair Holdings, Inc.             2,750,000                67,203

Mercury Air Group, Inc. (a)(d)    623,140                  4,362

Mesaba Holdings, Inc. (a)         130,000                  1,690

Midwest Express Holdings,         1,030,000                34,248
Inc. (a)(d)

Transat AT, Inc. (a)              125,000                  589

World Fuel Services Corp. (d)     1,249,906                17,264

                                                           138,915

SHIPPING - 0.1%

Farstad Shipping ASA              200,000                  602

Isewan Terminal Service Co.       1,000,000                2,750
Ltd.

Meiko Transportation Co. Ltd.     500,000                  2,030

Ocean Wilsons Holdings Ltd.       600,000                  954

Peninsular & Oriental Steam       10,000                   162
Navigation Co.

Tokyo Kisen Co. Ltd.              425,000                  1,744

                                                           8,242

TRUCKING & FREIGHT - 2.3%

Air Express International         830,000                  22,203
Corp.

Arkansas Best Corp. (a)           150,000                  1,631

Arnold Industries, Inc. (d)       1,529,200                24,085

Baltrans Holdings Ltd.            4,412,000                489

Boyd Brothers Transportation,     278,100                  2,885
Inc. (a)(d)

Cannon Express, Inc. Class A      253,100                  728
(a)(d)

Covenant Transport, Inc.          75,000                   1,322
Class A (a)

Daiwa Logistics Co. Ltd.          300,000                  2,907

Goodfellow, Inc. (d)              379,500                  2,532

Hub Group, Inc. Class A (a)       80,300                   1,927

Japan Logistic Systems Corp.      134,000                  503

COMMON STOCKS - CONTINUED

                                 SHARES                   VALUE (NOTE 1) (000S)

TRANSPORTATION - CONTINUED

TRUCKING & FREIGHT - CONTINUED

Landstar System, Inc. (a)         95,000                  $ 3,836

Mark VII, Inc. (a)(d)             656,000                  14,924

Marten Transport Ltd. (a)(d)      447,700                  5,372

Old Dominion Freight Lines,       831,200                  12,468
Inc. (a)(d)

P.A.M. Transportation             221,000                  2,500
Services, Inc. (a)

Pittston Co. (BAX Group)(d)       1,600,000                16,000

Trancom Co. Ltd.                  236,000                  1,669

USFreightways Corp.               1,100,000                54,313

                                                           172,294

TOTAL TRANSPORTATION                                       319,451

UTILITIES - 2.0%

ELECTRIC UTILITY - 0.2%

Avista Corp.                      118,000                  1,984

Bangor Hydro-Electric Co.         367,400                  6,108

Central Vermont Public            184,100                  2,554
Service Corp.

CMP Group, Inc.                   160,200                  4,245

Green Mountain Power Corp.        68,000                   922

Maine Public Service Co.          80,600                   1,431

                                                           17,244

GAS - 0.3%

Midcoast Energy Resources,        522,425                  8,881
Inc. (d)

Otaki Gas Co. Ltd.                400,000                  1,697

Southwestern Energy Co. (d)       1,740,900                14,471

                                                           25,049

TELEPHONE SERVICES - 0.1%

Atlantic Tele-Network, Inc.       490,920                  4,786
(d)

WATER - 1.4%

Brockhampton Holdings PLC         4,700,000                6,863
Class A (non-vtg.)

COMMON STOCKS - CONTINUED

                                 SHARES                   VALUE (NOTE 1) (000S)

UTILITIES - CONTINUED

WATER - CONTINUED

Hyder PLC (d)                     8,443,800               $ 87,269

Yorkshire Water PLC               1,525,947                10,844

                                                           104,976

TOTAL UTILITIES                                            152,055

TOTAL COMMON STOCKS                                        7,542,334
(Cost $6,161,677)

PREFERRED STOCKS - 0.0%



CONVERTIBLE PREFERRED STOCKS
- 0.0%

ENERGY - 0.0%

OIL & GAS - 0.0%

Goodrich Petrolem Corp.           73,800                   240
Series A, $0.80

NONCONVERTIBLE PREFERRED
STOCKS - 0.0%

MEDIA & LEISURE - 0.0%

BROADCASTING - 0.0%

Prosieben Media AG (non-vtg.)     5,000                    213

TOTAL PREFERRED STOCKS                                     453
(Cost $1,033)



CONVERTIBLE BONDS - 0.1%

MOODY'S RATINGS (UNAUDITED)(B)            PRINCIPAL AMOUNT (000S)

DURABLES - 0.0%

AUTOS, TIRES, & ACCESSORIES -
0.0%

Mercury Air Group, Inc. 7.75%     B-      $ 500                              525
2/1/06

TECHNOLOGY - 0.1%

COMMUNICATIONS EQUIPMENT - 0.1%

Aspect Telecommunications
Corp.:

0% 8/10/18 (e)                    -        20,000                            4,500

CONVERTIBLE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED)(B)            PRINCIPAL AMOUNT (000S)           VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

COMMUNICATIONS EQUIPMENT -
CONTINUED

Aspect Telecommunications
Corp.: - continued

0% 8/10/18                        -       $ 24,500                          $ 5,513

Trans Lux Corp. 7.5% 12/1/06      -        535                               471

                                                                             10,484

TOTAL CONVERTIBLE BONDS                                                      11,009
(Cost $10,174)

CASH EQUIVALENTS - 1.4%

                                           SHARES

Taxable Central Cash Fund (c)              107,036,763                       107,037
(Cost $107,037)

TOTAL INVESTMENT IN                                                          $ 7,660,833
SECURITIES - 100%
(Cost $6,279,921)

LEGEND

(a) Non-income producing

(b) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(c) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.06%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

(d) Affiliated company

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $26,436,000 or 0.3% of net assets.

OTHER INFORMATION

Distribution of investments by country of issue, as a percentage of total value of investments in securities, is as follows:

United States of America    77.4%

United Kingdom              5.4

Canada                      4.5

Japan                       2.8

Bermuda                     2.0

Finland                     1.5

Israel                      1.1

Others (individually less   5.3
than 1%)

                            100.0%

INCOME TAX INFORMATION

At July 31, 1999, the aggregate cost of investment securities for income tax purposes was $6,287,260,000. Net unrealized appreciation aggregated $1,373,573,000, of which $2,204,683,000 related to appreciated investment securities and $831,110,000 related to depreciated investment securities.

The fund hereby designates approximately $609,722,000 as a capital gain dividend for the purpose of the dividend paid deduction.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNT)                        JULY 31,
                                         1999

ASSETS

Investment in securities, at             $ 7,660,833
value (cost $6,279,921) -
See accompanying schedule

Cash                                      706

Foreign currency held at                  26
value (cost $26)

Receivable for investments                73,869
sold

Receivable for fund shares                6,177
sold

Dividends receivable                      8,122

Interest receivable                       499

Redemption fees receivable                4

Other receivables                         300

 TOTAL ASSETS                             7,750,536

LIABILITIES

Payable for investments        $ 26,831
purchased

Payable for fund shares         14,483
redeemed

Accrued management fee          5,532

Other payables and accrued      1,786
expenses

 TOTAL LIABILITIES                        48,632

NET ASSETS                               $ 7,701,904

Net Assets consist of:

Paid in capital                          $ 5,914,947

Undistributed net investment              28,835
income

Accumulated undistributed net             376,940
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation               1,381,182
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS, for 317,372                  $ 7,701,904
shares outstanding

NET ASSET VALUE and                       $24.27
redemption price per share
($7,701,904 (divided by)
317,372 shares)

Maximum offering price per                $25.02
share (100/97.00 of $24.27)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS                         YEAR
                                             ENDED JULY 31, 1999

INVESTMENT INCOME                            $ 114,592
Dividends (including $39,424
received from
 affiliated issuers)

Interest                                      24,807

                                              139,399

Less foreign taxes withheld                   (7,231)

 TOTAL INCOME                                 132,168

EXPENSES

Management fee Basic fee         $ 52,665

 Performance adjustment           15,550

Transfer agent fees               19,229

Accounting fees and expenses      897

Non-interested trustees'          37
compensation

Custodian fees and expenses       1,212

Audit                             73

Legal                             30

Interest                          94

Reports to shareholders           569

Miscellaneous                     27

 Total expenses before            90,383
reductions

 Expense reductions               (910)       89,473

NET INVESTMENT INCOME                         42,695

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            464,448
(including realized gain of
 $28,923 on sales of
investments in affiliated
issuers)

 Foreign currency transactions    (331)       464,117

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (459,538)

 Assets and liabilities in        404         (459,134)
foreign currencies

NET GAIN (LOSS)                               4,983

NET INCREASE (DECREASE) IN                   $ 47,678
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS             YEAR ENDED JULY 31, 1999  YEAR ENDED  JULY 31, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 42,695                  $ 119,579
income

 Net realized gain (loss)         464,117                   974,263

 Change in net unrealized         (459,134)                 (66,124)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       47,678                    1,027,718
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (77,740)                  (106,826)
From net investment income

 From net realized gain           (752,214)                 (591,880)

 TOTAL DISTRIBUTIONS              (829,954)                 (698,706)

Share transactions Net            1,590,582                 3,991,908
proceeds from sales of shares

 Reinvestment of distributions    800,524                   685,260

 Cost of shares redeemed          (4,423,505)               (3,166,447)

 NET INCREASE (DECREASE) IN       (2,032,399)               1,510,721
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

Redemption fees                   1,485                     2,051

  TOTAL INCREASE (DECREASE)       (2,813,190)               1,841,784
IN NET ASSETS

NET ASSETS

 Beginning of period              10,515,094                8,673,310

 End of period (including        $ 7,701,904               $ 10,515,094
undistributed net investment
income of $28,835 and
$70,720, respectively)

OTHER INFORMATION
Shares

 Sold                             70,854                    153,618

 Issued in reinvestment of        39,125                    27,797
distributions

 Redeemed                         (199,036)                 (119,111)

 Net increase (decrease)          (89,057)                  62,304


FINANCIAL HIGHLIGHTS

YEARS ENDED JULY 31,           1999      1998      1997      1996      1995

SELECTED PER-SHARE DATA

Net asset value, beginning of  $ 25.87   $ 25.20   $ 19.87   $ 19.25   $ 17.62
period

Income from Investment
Operations

Net investment  income          .12 C     .29 C     .30 C     .26       .20

Net realized and unrealized     .42       2.24      6.93      1.83      3.57
gain (loss)

Total from investment           .54       2.53      7.23      2.09      3.77
operations

Less Distributions

 From net investment income     (.20)     (.28)     (.24)     (.23)     (.09)

From net realized gain          (1.94)    (1.58)    (1.66)    (1.24)    (2.05)

Total distributions             (2.14)    (1.86)    (1.90)    (1.47)    (2.14)

Redemption fees added to paid   -         -         -         -         -
in capital

Net asset value, end  of       $ 24.27   $ 25.87   $ 25.20   $ 19.87   $ 19.25
period

TOTAL RETURN A, B               3.72%     10.53%    39.45%    11.50%    23.81%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in  $ 7,702   $ 10,515  $ 8,673   $ 4,019   $ 2,947
millions)

Ratio of expenses to average    1.09%     .97%      1.02%     1.05%     1.12%
net assets

Ratio of expenses to average    1.08% D   .95% D    1.01% D   1.04% D   1.11% D
net assets after expense
reductions

Ratio of net investment         .52%      1.10%     1.36%     1.46%     1.31%
income to average net assets

Portfolio turnover rate         24%       47%       45%       79%       65%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.

C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS

For the period ended July 31, 1999

1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Low-Priced Stock Fund (the fund) is a fund of Fidelity Puritan Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date,

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

INVESTMENT INCOME - CONTINUED

except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, passive foreign investment companies (PFIC), non-taxable dividends and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in the fund less than 90 days are subject to a short-term trading fee equal to 1.50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

2. OPERATING POLICIES -

CONTINUED

FOREIGN CURRENCY CONTRACTS - CONTINUED

The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

INTERFUND LENDING PROGRAM. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating funds.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $1,861,622,000 and $3,745,765,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to
 .5200% for the period. The annual individual fund fee rate is .35%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .82% of average net assets after the performance adjustment.

SALES LOAD. For the period, Fidelity Distributors Corporation (FDC), an affiliate of FMR and the general distributor of the fund, received sales charges of $1,887,000 on sales of shares of the fund of which $1,886,000 was retained.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .23% of average net assets.

ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $463,000 for the period.

5. INTERFUND LENDING PROGRAM.

The fund participated in the interfund lending program as a borrower. The average daily loan balances during the period for which loans were outstanding amounted to $ 46,804,000. The weighted average interest rate was 5.02%. Interest expense includes $91,000 paid under the interfund lending program.

6. BANK BORROWINGS.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balances during the period for which loans were outstanding amounted to $2,542,000. The weighted average interest rate was 5.18%. Interest expense includes $3,000 paid under the bank borrowing program.

7. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $654,000 under this arrangement.

In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $19,000 and $237,000, respectively, under these arrangements.

8. TRANSACTIONS WITH AFFILIATED COMPANIES.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES

AMOUNTS IN THOUSANDS AFFILIATE   PURCHASE COST  SALES COST  DIVIDEND INCOME  VALUE

AFC Cable Systems, Inc.          $ 1,953        $ 9,013      $ -              $ -

ADAC Laboratories                 3,565          7,937       -                -

Adams Resources & Energy, Inc.    590            -           42               3,265

Adare Printing Group Plc          -              -           -                4,591
(Ireland)

Adare Printing Group Plc          -              -           -                4,608
(United Kingdom)

Advanced Digital Information      -              1,884       -                36,125
Corp.

Aladdin Knowledge Systems Ltd.    915            1,294       -                -

Alberto-Culver Co. Class A        -              2,523       -                -

Align-Rite International,         48             -           -                6,776
Inc.

Allied Research Corp.             9              -           -                2,572

Alpine Oil Services Corp.         620            -           -                1,593

American Safety Razor Co.         386            5,870       -                -

AMRESCO Capital Trust, Inc.       -              413         399              -

Applebee's International, Inc.    7,174          510         182              67,994

ARK Restaurants Corp.             -              -           -                3,038

Arnold Industries, Inc.           -              12,220      770              24,085

ASA Holdings, Inc.                2,889          8,155       527              -

Asahi Concrete Works Co. Ltd.     996            -           65               4,718

Astronics Corp.                   1,188          -           -                4,132

Atlantic Tele-Network, Inc.       -              -           221              4,786

Australian Oil & Gas Corp,        171            2,250       147              -
Ltd.

Autocam Corp.                     -              1,937       41               5,913

Award Software International,     756            3,265       -                -
Inc.

Aztec Manufacturing Co.           -              353         51               4,150

BMTC Group, Inc. Class A          -              -           44               5,444
(sub-vtg.)


8. OPERATING POLICIES - CONTINUED

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES - CONTINUED

AMOUNTS IN THOUSANDS AFFILIATE  PURCHASE COST  SALES COST  DIVIDEND INCOME  VALUE

BTU International, Inc.         $ 8            $ 18        $ -              $ 1,480

Bairnco Corp.                    -              -           180              7,038

Ballard Medical Products         2,396          3,126       290              67,185

BancTec, Inc.                    -              18,278      -                -

Banyan Strategic Realty Trust    -              309         441              5,458
(SBI)

Beazer Homes USA, Inc.           4,799          -           -                16,055

Benchmarq Microelectronics,      -              2,671       -                -
Inc.

Benihana, Inc.                   171            406         -                5,542

Benihana, Inc. Class A           220            -           -                3,869

Bergensbanken ASA                -              -           386              18,210

Black Box Corp.                  38             133         -                72,319

Blair Corp.                      2,580          3,220       532              15,723

Boole & Babbage, Inc.            302            2,202       -                -

Boyd Brothers Transportation,    955            -           -                2,885
Inc.

Brampton Brick Ltd. Class A      167            -           -                1,563

Brookstone, Inc.                 -              145         -                11,634

Bush Industries, Inc. Class A    -              1,223       200              12,687

CPAC, Inc.                       -              197         136              5,293

Cameron Ashley Building          2,862          -           -                8,619
Products, Inc.

Canadian Western Bank            1,510          1,498       236              10,821

Cannon Express, Inc. Class A     -              847         -                728

Castle Energy Corp.              -              -           246              7,051

Chase Corp.                      180            -           87               3,902

Chase Industries, Inc.           970            104         -                7,606

Chateau Stores Of Canada Ltd.    -              -           43               1,024
Class A

Chicos Fas, Inc.                 -              848         -                -

Chromcraft Revington, Inc.       201            401         -                -

Claire's Stores, Inc.            7,896          10,400      222              -

Cobra Electronics Corp.          -              209         -                2,000

Cogeco Cable, Inc.               -              -           135              16,597

Cogeco, Inc. (sub-vtg.)          -              -           165              21,247

Cold Metal Products, Inc.        -              779         -                -

Cole National Corp. Class A      78             192         -                8,604

Columbus Energy Corp.            -              918         -                1,768

Compdent Corp.                   3,331          9,675       -                -

Computer Learning Centers,       -              886         -                9,314
Inc.

Concord Fabrics, Inc. Class A    -              -           -                1,304

Concord Fabrics, Inc. Class B    -              76          -                920


8. OPERATING POLICIES - CONTINUED

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES - CONTINUED

AMOUNTS IN THOUSANDS AFFILIATE  PURCHASE COST  SALES COST  DIVIDEND INCOME  VALUE

Conso International Corp.       $ -            $ -         $ -              $ 4,208

Consolidated Products, Inc.      -              2,876       -                -

Cook (D.C.) Holdings PLC         -              -           100              485

Corvel Corp.                     3,249          -           -                14,644

Cotton States Life Health        320            170         67               4,648
Insurance Co.

Crossman Communities, Inc.       604            -           -                36,149

Crown Central Petroleum Corp.    -              1,240       -                -
Class A

Cryolife, Inc.                   920            -           -                8,569

Cybex Corp.                      811            1,611       -                19,521

Dallas Semiconductor Corp.       -              11,171      381              101,875

Dawson Geophysical Co.           1,048          -           -                4,064

Decorator Industries, Inc.       -              181         103              2,404

Del Global Technologies Corp     2,904          -           -                5,767

Del Labs, Inc.                   20             3,099       50               -

Desjardins-Laurentian Finance    -              -           28               5,125
Corp.  Class A (sub-vtg.)

Devcon International Corp.       77             -           -                832

Diodes, Inc.                     27             208         -                4,134

Diversified Corporate            -              46          -                1,139
Resources, Inc.

Dominion Homes, Inc.             701            -           -                3,685

Drew Industries, Inc.            136            -           -                13,680

DSG International Ltd.           331            1,259       -                4,797

Dsp Technology, Inc.             -              500         -                -

Ducommun, Inc.                   -              547         -                13,146

Durakon Industries, Inc.         -              3,047       -                -

Dyersburg Corp.                  -              247         21               -

Edusoft Ltd.                     -              1,508       -                -

Ellis Perry International,       1,741          -           -                5,751
Inc.

Elscint Ltd.                     7,346          200         -                15,293

Elxsi Corp.                      -              26          -                3,178

Emerging Communications, Inc.    -              5,653       -                -

ENEX Resources Corp.             -              -           -                361

Engineered Support Systems,      1,364          -           7                6,119
Inc.

Engle Homes, Inc.                126            -           180              13,171

Equinox Systems, Inc.            1,025          201         -                4,717

Equitrac Corp.                   77             -           -                7,237

ESC Medical Systems Ltd.         3,485          -           -                12,560


8. OPERATING POLICIES - CONTINUED

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES - CONTINUED

AMOUNTS IN THOUSANDS AFFILIATE   PURCHASE COST  SALES COST  DIVIDEND INCOME  VALUE

Fansteel, Inc.                   $ -            $ 1,400     $ -              $ 4,078

Farm Family Holdings, Inc.        -              7           -                20,278

FDP Corp.                         -              2,684       22               -

Federal Screw Works               -              -           239              5,467

Finish Line, Inc. Class A         2,977          -           -                19,863

Finlay Enterprises, Inc.          5,932          -           -                14,375

First BanCorp P R                 8,788          788         854              64,659

First Central Financial Corp.     -              2,811       -                -

First Commonwealth, Inc.          1,072          -           -                6,843

Flanigans Enterprises, Inc.       57             95          18               822

Footstar, Inc.                    -              1,961       -                53,640

Foremost Industries, Inc.         163            -           -                1,117

Fossil, Inc.                      245            8,129       -                -

Friedmans, Inc. Class A           4,196          -           34               11,505

FRM Nexus, Inc.                   -              -           -                274

GBC Bancorp                       960            2,789       248              14,088

Gardner Denver Machinery, Inc.    2,268          699         -                20,486

Gehl Co.                          402            38          -                13,573

General Semiconductor, Inc.       1,249          1,953       -                24,922

Giant Cement Holding, Inc.        251            -           -                13,013

Global Motorsport Group, Inc.     -              6,016       -                -

Goodfellow, Inc.                  339            200         23               2,532

Griffon Corp.                     488            273         -                20,175

GSE System                        500            -           -                1,654

Gymboree Corp.                    -              1,200       -                -

HPSC, Inc.                        -              413         -                -

Hallwood Consolidated             734            1,270       -                -
Resources Corp.

Hampshire Group Ltd.              544            -           -                4,854

Hardinge, Inc.                    -              564         -                -

Healthcare Recoveries, Inc.       3,554          225         -                4,625

Helen of Troy Corp.               1,213          559         -                45,891

Herbalife International, Inc.     -              -           156              11,996
Class A

Hirsch International, Corp.       200            -           -                1,351
Class A

Holly Corp.                       5,621          127         342              12,375

Home Port Bancorp, Inc.           1,004          -           20               3,378

Homebase, Inc.                    -              1,073       -                -

Horizon Health Corp.              2,178          -           -                4,591

Hurco Companies, Inc.             89             -           -                1,611

Hyder PLC                         10,919         400         6,431            87,269


8. OPERATING POLICIES - CONTINUED

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES - CONTINUED

AMOUNTS IN THOUSANDS AFFILIATE   PURCHASE COST  SALES COST  DIVIDEND INCOME  VALUE

ICU Medical, Inc.                $ 5,105        $ 98        $ -              $ 13,561

IDEX Corp.                        20,984         33,716      1,115            42,281

IHOP Corp.                        7,691          -           -                43,250

Independence Federal Savings      15             -           31               1,533
Bank

InfoUSA, Inc. Class A             975            1,210       -                13,405

InfoUSA, Inc. Class B             1,063          1,270       -                14,167

Institution of General            -              -           -                2,102
Education

Intercontinental Life Corp.       60             -           -                8,960

Intest Corp.                      1,173          379         -                5,057

IPC Holdings Ltd.                 2,216          -           3,170            50,060

JDA Software Group Inc.           5,252          4,087       -                11,925

Jean Coutu Group, Inc. Class A    -              1,439       204              37,024

JLM Couture, Inc.                 -              -           -                437

Jo-Ann Stores, Inc. Class A       2,146          1,768       -                -

Kaynar Technologies, Inc.         -              3,727       -                -

Kennedy Wilson, Inc.              -              224         -                -

Kenneth Cole Productions,         1,374          580         -                23,625
Inc. Class A

King World Productions, Inc.      1,556          4,946       -                -

Koss Corp.                        -              -           -                2,599

Kronos, Inc.                      3,656          1,899       -                48,375

Laboratory Specialists            -              180         -                -
America, Inc.

Lai Worldwide, Inc.               1,685          -           -                4,288

Lakes Gaming, Inc.                3,567          -           -                10,778

Lasalle Re Holdings Ltd.          1,091          -           2,808            24,513

Life USA Holding, Inc.            -              4,958       179              32,700

Logans Roadhouse                  474            645         -                -

M/I Schottenstein Homes, Inc.     -              -           176              16,720

Mark VII, Inc.                    2,486          -           -                14,924

Markwest Hydrocarbon, Inc.        765            -           -                4,366

Marten Transport Ltd.             54             -           -                5,372

Martin Color-Fi, Inc.             -              1,834       -                -

Maynard Oil Co.                   809            -           -                3,859

Medstone International, Inc.      -              -           -                3,683

Melita International Corp.        2,063          2,561       -                -

Mercury Air Group, Inc.           -              196         -                4,362

Metro Richelieu, Inc. Class A     2,896          406         432              44,082

Micro Linear Corp.                110            -           -                4,657

Microsemi Corp.                   2,257          163         -                8,913


8. OPERATING POLICIES - CONTINUED

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES - CONTINUED

AMOUNTS IN THOUSANDS AFFILIATE   PURCHASE COST  SALES COST  DIVIDEND INCOME  VALUE

Midcoast Energy Resources,       $ -            $ -         $ -              $ 8,881
Inc.

Midwest Express Holdings, Inc.    6,058          644         -                34,248

Mikes Restaurants, Inc.           -              -           -                362

MMI Companies, Inc.               -              3,007       461              20,815

Moffat Communications Ltd.        582            245         112              32,865

Monro Muffler Brake, Inc.         -              105         -                4,538

Mortons Restaurant Group, Inc.    169            241         -                6,795

Movado Group, Inc.                4,694          -           74               22,916

Murakami Corp.                    499            -           37               5,069

MYR Group, Inc.                   418            512         73               10,093

Mysoftware Company                -              429         -                -

Nagawa Co., Ltd.                  -              99          110              -

Nanometrics, Inc.                 -              193         -                6,326

National Western Life             -              -           -                16,490
Insurance Co. Class A

Natures Sunshine Products,        1,409          178         138              10,570
Inc.

Nautica Enterprises, Inc..        18,465         -           -                61,370

Nordlandsbanken AS                238            -           281              9,144

Norvestia OY AB Class B           -              114         -                -

Novus Petroleum Ltd.              937            -           -                7,430

NSC Corp.                         -              375         -                -

Nu Horizons Electronics Corp.     123            210         -                3,506

Oakwood Homes Corp.               1,437          -           127              33,557

Octel Corp.                       -              -           -                18,124

Ocular Sciences, Inc.             294            -           -                22,936

OEC Medical Systems, Inc.         -              1,280       -                39,955

Oilgear Co.                       32             -           9                1,133

Old Dominion Freight Lines,       3,470          179         -                12,468
Inc.

One Price Clothing Stores,        677            -           -                3,275
Inc.

Orcad, Inc.                       -              850         -                -

Oriole Homes Corp. Class B        -              200         -                655

Orthofix International NV         973            -           -                14,023

P & F Industries, Inc. Class A    977            172         -                2,767

PXRE Corp.                        -              -           747              11,692

Patrick Industries, Inc.          68             -           95               8,710

PAULA Financial                   2,269          210         47               4,163

Pe Ben Oilfield Services Ltd.     49             -           -                866

Performance Food Group Co.        -              529         -                -

Perry Group                       1,005          -           145              4,747

Petroleum Development Corp.       213            -           -                7,279

Petroleum Helicopters, Inc.       -              -           -                2,904


8. OPERATING POLICIES - CONTINUED

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES - CONTINUED

AMOUNTS IN THOUSANDS AFFILIATE  PURCHASE COST  SALES COST  DIVIDEND INCOME  VALUE

Philadelphia Consolidated        2,136          -           -                21,221
Holding Corp.

Phoenix Technology Ltd.          267            421         -                -

Piercing Pagoda, Inc.            89             -           -                15,243

Piolax, Inc.                     439            -           -                6,196

Pittston Co. (BAX Group)         697            -           186              16,000

Pittston Co. (Brink's Group)     7,463          -           53               62,803

Pomeroy Computer Resources,      8,099          -           -                16,784
Inc.

Powell Industries, Inc.          -              3,300       -                7,521

Primesource Corp.                -              785         17               -

Programming & Systems, Inc.      -              -           -                -

Pubco Corp.                      -              -           -                2,636

Quest Diagnostics, Inc.          1,353          716         -                51,500

Quest Education Corp.            2,268          -           -                7,351

Quicks Group PLC                 258            -           284              5,873

Quixote Corp.                    1,880          754         166              9,360

Rainbow Technologies, Inc.       -              1,524       -                -

Raytech Corp.                    4              -           -                1,603

Reliability, Inc.                1,241          -           -                2,858

Redwood Trust, Inc.              -              43          -                17,021

RehabCare Group, Inc.            1,570          -           -                13,666

Remedy Corp.                     2,197          4,736       -                30,938

Remedytemp, Inc. Class A         2,255          -           -                9,250

Res-Care, Inc.                   1,354          1,098       -                28,665

Respironics, Inc.                9,042          200         -                22,898

Rex Stores Corp.                 1,316          794         -                20,267

Reynolds & Reynolds Co. Class    3,948          11,118      1,635            91,650
A

Richardsons Westgarth PLC        140            -           98               1,945

Richmont Mines, Ltd.             58             -           -                1,434

Right Management Consultants,    118            -           -                9,632
Inc.

Ringkjoebing Bank                -              -           63               3,286

Riviana Foods, Inc.              1,244          -           392              16,256

Robertson Ceco Corp.             299            -           -                8,904

RPC Energy Services, Inc.        -              1,762       403              19,214

Ryan Hotels PLC                  -              1,149       48               -

S&K Famous Brands, Inc.          -              562         -                3,623

SCPIE Holding, Inc.              86             3,393       83               -

SPSS, Inc.                       54             120         -                21,178

Safeguard Health Enterprises,    371            360         -                1,752
Inc.


8. OPERATING POLICIES - CONTINUED

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES - CONTINUED

AMOUNTS IN THOUSANDS AFFILIATE   PURCHASE COST  SALES COST  DIVIDEND INCOME  VALUE

San Francisco Boutiques, Inc.    $ -            $ 196       $ -              $ -
 Class B (sub vtg.)

Sanoma-WSOY Oyj                   -              2,556       -                -

SBS Technologies Inc.             3,755          -           -                11,966

Scan-Optics, Inc.                 -              1,574       -                -

Schultz Sav-O Stores, Inc..       457            -           60               6,470

Seattle FilmWorks, Inc.           590            -           -                4,496

SED International Holdings,       -              780         -                2,880
Inc.

Serological Corp.                 2,017          500         -                10,682

Shelby Williams Industries,       -              2,748       53               -
Inc.

Sonic Corp.                       -              149         -                61,841

Sound Advice, Inc.                184            377         -                1,620

Southern Energy Homes, Inc.       -              -           -                5,348

Southwestern Energy Co.           1,955          2,827       378              14,471

Sparebanken Rana                  133            -           49               729
Grunnfondsbevis

Speizman Industries, Inc.         -              249         -                878

Standard Commercial Corp.         -              -           250              6,635

Stanley Furniture Co., Inc.       1,576          -           -                16,721

Stanley Technology Group, Inc.    -              163         -                -

Steel of West Virginia, Inc..     -              3,551       -                -

Stephan Co.                       -              1,435       30               1,318

Sterling Bancorp                  2,138          -           -                10,564

Stewart Information Services      -              3,082       -                -

Stirling Cooke Brown Holdings     1,168          -           22               3,869
Ltd.

Strattec Security Corp.           3,258          -           -                17,118

Summit Holdings Southeast,        -              3,262       -                -
Inc.

Superior Energy Services, Inc.    1,711          205         -                11,500

Suprema Specialties, Inc.         1,421          -           -                3,548

Supreme International Corp.       218            1,599       -                -

Swift Energy Co.                  3,641          -           -                21,064

Sylvan, Inc.                      -              4,545       -                -

TBC Corp.                         415            456         -                13,666

TB Wood's Corp.                   -              1,031       130              3,352

Taitron Components, Inc.          -              70          -                1,680
Class A

Talentum Oy Class B               -              432         230              16,797

Tandy Brands Accessories, Inc.    364            97          -                8,250

Tay Homes PLC                     -              3,722       315              -

Tech-Sym Corp.                    2,229          149         -                10,852

Terra Nova (Bermuda) Holdings     6,426          310         408              42,975
Ltd.
 Class A

Toami Corp.                       -              -           43               3,086


8. OPERATING POLICIES - CONTINUED

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES - CONTINUED

AMOUNTS IN THOUSANDS AFFILIATE   PURCHASE COST  SALES COST  DIVIDEND INCOME  VALUE

Todhunter International, Inc.    $ -            $ -         $ -              $ 2,564

Tollgrade Communications, Inc.    2,439          -           -                11,516

Transpro, Inc.                    -              -           132              4,874

Twin Disc, Inc.                   -              1,667       211              4,590

UCBH Holdings, Inc.               1,961          -           -                11,559

UICI                              -              1,553       -                80,334

Unico American Corp.              187            -           90               3,683

Unigraphics Solutions, Inc.       -              341         -                14,025
Class A

Uni-Select, Inc..                 -              215         73               13,384

United Dental Care, Inc.          -              8,494       -                -

Universal Health Services,        -              -           -                63,844
Inc. Class B

Up, Inc.                          141            -           -                2,711

URS Corp.                         102            107         -                32,500

USEC, Inc.                        4,518          1,931       7,087            103,705

Utah Medical Products, Inc.       -              768         -                5,786

Valley Forge Corp.                20             1,461       41               -

Vertex Communications Corp.       18             -           -                6,324

Video Display Corp.               -              637         -                986

Western Beef, Inc.                -              -           -                3,480

Willbros Group, Inc.              54             877         -                5,094

Winsloew Furniture, Inc.          -              1,349       -                19,307

Winston Resources, Inc.           165            -           -                1,449

Wireless Telecom Group, Inc.      387            1,224       -                3,518

World Fuel Services Corp.         366            -           250              17,264

Worldtex Corp.                    -              3,490       -                -

Wynns International, Inc.         -              -           461              34,371

TOTALS                           $ 343,018      $ 354,921   $ 39,424         $ 3,602,822


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Fidelity Puritan Trust and the Shareholders of
Fidelity Low-Priced Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Low-Priced Stock Fund (a fund of Fidelity Puritan Trust) at July 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Low-Priced Stock Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   September 13, 1999

DISTRIBUTIONS

The Board of Trustees of Fidelity Low-Priced Stock Fund voted to pay on September 7, 1999, to shareholders of record at the opening of business on September 3, 1999, a distribution of $.99 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.10 per share from net investment income.

A total of 14% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

The fund will notify shareholders in January 2000 of amounts for use in preparing 1999 income tax returns.

PROXY VOTING RESULTS

A special meeting of the fund's shareholders was held on July 14, 1999, and re-convened on August 6, 1999. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect as Trustees the following twelve nominees.*

               # OF               % OF
               VOTES CAST          VOTES CAST
RALPH F. COX
Affirmative    17,986,401,866.48   90.961

Withheld       1,787,259,914.33    9.039

TOTAL          19,773,661,780.81   100.000

PHYLLIS BURKE DAVIS
Affirmative    17,983,245,089.81   90.945

Withheld       1,790,416,691.00    9.055

TOTAL          19,773,661,780.81   100.000

ROBERT M. GATES
Affirmative    17,981,467,048.37   90.936

Withheld       1,792,194,732.44    9.064

TOTAL          19,773,661,780.81   100.000

EDWARD C. JOHNSON 3D
Affirmative    17,985,106,706.94   90.955

Withheld       1,788,555,073.87    9.045

TOTAL          19,773,661,780.81   100.000

E. BRADLEY JONES
Affirmative    17,965,545,653.74   90.856

Withheld       1,808,116,127.07    9.144

TOTAL          19,773,661,780.81   100.000

DONALD J. KIRK
Affirmative    17,992,374,635.26   90.992

Withheld       1,781,287,145.55    9.008

TOTAL          19,773,661,780.81   100.000

               # OF                % OF
               VOTES CAST          VOTES CAST

 PETER S. LYNCH
Affirmative    17,994,511,667.79   91.002

Withheld       1,779,150,113.02    8.998

TOTAL          19,773,661,780.81   100.000

WILLIAM O. MCCOY
Affirmative    17,995,708,043.17   91.008

Withheld       1,777,953,737.64    8.992

TOTAL          19,773,661,780.81   100.000

GERALD C. MCDONOUGH
Affirmative    17,967,133,594.73   90.864

Withheld       1,806,528,186.08    9.136

TOTAL          19,773,661,780.81   100.000

MARVIN L. MANN
Affirmative    17,995,084,785.78   91.005

Withheld       1,778,576,995.03    8.995

TOTAL          19,773,661,780.81   100.000

ROBERT C. POZEN
Affirmative    17,993,340,616.44   90.997

Withheld       1,780,321,164.37    9.003

TOTAL          19,773,661,780.81   100.000

THOMAS R. WILLIAMS
Affirmative    17,973,227,575.79   90.895

Withheld       1,800,434,205.02    9.105

TOTAL          19,773,661,780.81   100.000

PROPOSAL 2

To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.

                # OF              % OF
                VOTES CAST         VOTES CAST
Affirmative    3,475,730,842.31   94.497

Against        89,195,074.47      2.425

Abstain        113,231,845.53     3.078

TOTAL          3,678,157,762.31   100.000

PROPOSAL 3

To adopt an amended and restated Declaration of Trust.*

                # OF               % OF
                VOTES CAST          VOTES CAST

Affirmative    16,134,178,216.02   81.594

Against        999,390,653.54      5.054

Abstain        2,640,092,911.25    13.352

TOTAL          19,773,661,780.81   100.000

PROPOSAL 4

To approve an amended management contract for the fund that would reduce the management fee payable to FMR by the fund as FMR's assets under management increase, allow future modifications of the contract without a shareholder vote if permitted by the 1940 Act, and modify the performance adjustment calculations.

                # OF              % OF
               VOTES CAST         VOTES CAST
Affirmative    3,136,479,638.43   85.273

Against        135,551,052.42     3.685

Abstain        406,123,571.91     11.042

TOTAL          3,678,154,262.76   100.000

PROPOSAL 5

To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.

                # OF              % OF
                VOTES CAST         VOTES CAST
Affirmative    2,990,973,783.91   81.317

Against        266,691,770.38     7.251

Abstain        420,488,708.47     11.432

TOTAL          3,678,154,262.76   100.000

PROPOSAL 6

To eliminate a fundamental investment policy of the fund.

                 # OF             % OF
                 VOTES CAST       VOTES CAST

Affirmative    2,877,105,591.60   78.221

Against        276,540,165.18     7.519

Abstain        524,508,505.98     14.260

TOTAL          3,678,154,262.76   100.000

PROPOSAL 7

To amend the fund's fundamental investment limitation concerning diversification to exclude securities of other investment companies from the limitation.

                # OF              % OF
                VOTES CAST        VOTES CAST
Affirmative    2,924,158,658.63   79.501

Against        244,604,426.45     6.650

Abstain        509,391,177.68     13.849

TOTAL          3,678,154,262.76   100.000

*DENOTES TRUST-WIDE PROPOSALS AND VOTING RESULTS.

OF SPECIAL NOTE

INTRODUCING FIDELITY'S NEW, REORGANIZED PROSPECTUS

Recently, the SEC issued new disclosure requirements for all mutual fund prospectuses. While Fidelity could have complied by simply following the new requirements, we saw a different opportunity. We saw the chance to create a brand new prospectus: one that is better organized, easier to use and more informative than ever.

The new format of the Fidelity mutual fund prospectus puts the information you need to make informed investment decisions right at your fingertips. In the opening pages, you will find the SEC-mandated summary that highlights the fund's investment objectives, strategies and risks. There's also an easy-to-read performance chart and fee table right up front.

Inside, you will find additional features we've introduced to make the fund prospectus a more useful tool. In our new Shareholder Information section, for example, we have provided practical, beneficial information - from how to buy or sell shares, key contact information, investment services, ways to set up your account and more - all in one convenient location.

We invite you to spend a moment and review our new prospectus. It is designed to help make your investment decision easier, no matter which of the Fidelity funds you invest in.

INVESTMENT ADVISER

Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISER

Fidelity Management & Research
 (U.K.) Inc., London, England

Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan

OFFICERS

Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Bart A. Grenier, Vice President
Joel C. Tillinghast, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer

BOARD OF TRUSTEES

Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD

J. Gary Burkhead
Abigail P. Johnson

GENERAL DISTRIBUTOR

Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT

Fidelity Service Company, Inc.
Boston, MA

* INDEPENDENT TRUSTEES

CUSTODIAN

Brown Brothers Harriman & Co.
Boston, MA

FIDELITY'S GROWTH FUNDS

Aggressive Growth Fund
Blue Chip Growth Fund
Capital Appreciation Fund
Contrafund (registered trademark)
Contrafund(registered trademark) II
Disciplined Equity Fund
Dividend Growth Fund
Export and Multinational Fund
Fidelity Fifty SM
Growth Company Fund
Large Cap Stock Fund
Low-Priced Stock Fund
Magellan(registered trademark) Fund
Mid-Cap Stock Fund
New Millennium Fund(registered trademark)
OTC Portfolio
Retirement Growth Fund
Small Cap Selector
Small Cap Stock Fund
Stock Selector
Tax Managed Stock Fund
TechnoQuant (registered trademark) Growth Fund
Trend Fund
Value Fund

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE

Exchanges/Redemptions  1-800-544-7777

Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
 Telephone (FAST SM) (Automated graphic)  1-800-544-5555

(automated graphic) AUTOMATED LINE FOR QUICKEST SERVICE

LPS-ANN-0999  84107
1.536378.102

(Fidelity Logo Graphic)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

FIDELITY(REGISTERED TRADEMARK)
GLOBAL BALANCED
FUND

ANNUAL REPORT

JULY 31, 1999

(Fidelity logo graphics)(registered trademark)

CONTENTS

PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              6   The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     9   A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            10  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   29  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.

NOTES                  33  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  38  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS          39

PROXY VOTING RESULTS   40

OF SPECIAL NOTE        42

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(recycle logo)This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE
INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE

(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

In July, the steadily growing U.S. economy again sparked fears of inflation and posed the threat of another Federal Reserve Board interest-rate hike at its August policy meeting. Despite rising profits and continued productivity gains at many U.S. corporations, stock and bond markets sold off sharply toward the month's end. Renewed jitters about inflation were sparked by a government report that showed a larger-than-expected increase in the employment-cost index.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-8888, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JULY 31, 1999    PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY GLOBAL BALANCED       10.39%       63.45%        106.22%

MSCI World                     15.51%       112.28%       173.13%

SB World Govt Bond             6.54%        36.74%        n/a

Global Flexible Portfolio      8.08%        78.49%        n/a
Funds Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on February 1, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International World Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets throughout the world. As of July 31, 1999, the index included over 1500 equity securities of companies domiciled in 22 countries. You can also compare the fund's returns to the performance of the Salomon Brothers World Government Bond Index - a market value-weighted index of debt issues traded in 14 world government bond markets. To measure how the fund's performance stacked up against its peers, you can compare it to the global flexible portfolio funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 90 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JULY 31, 1999    PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY GLOBAL BALANCED       10.39%       10.33%        11.79%

MSCI World                     15.51%       16.25%        16.73%

SB World Govt Bond             6.54%        6.46%         n/a

Global Flexible Portfolio      8.08%        12.08%        n/a
Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER LIFE OF FUND
                Fidelity Global Balanced        MSCI World              SB World Govt Bond
                00334                          MS004                    SB006

         1993/02/26      10000.00                10000.00                   10000.00
         1993/03/31      10639.77                10576.83                   10153.51
         1993/04/30      11203.78                11064.11                   10368.08
         1993/05/28      11423.65                11316.16                   10472.05
         1993/06/30      11299.46                11218.32                   10449.72
         1993/07/30      11501.06                11446.52                   10479.38
         1993/08/31      12163.48                11968.39                   10794.43
         1993/09/30      12102.98                11744.40                   10922.48
         1993/10/29      12649.13                12065.21                   10903.98
         1993/11/30      12502.84                11379.87                   10825.83
         1993/12/31      13096.97                11933.93                   10917.94
         1994/01/31      13743.86                12718.26                   11005.86
         1994/02/28      13246.25                12550.86                   10933.99
         1994/03/31      12368.06                12006.96                   10918.29
         1994/04/29      12198.22                12375.31                   10930.85
         1994/05/31      12398.03                12404.35                   10834.90
         1994/06/30      11806.56                12367.06                   10991.21
         1994/07/29      12027.25                12599.35                   11078.78
         1994/08/31      12278.02                12975.91                   11040.40
         1994/09/30      12247.93                12632.10                   11120.30
         1994/10/31      12087.43                12988.52                   11298.58
         1994/11/30      11746.38                12422.32                   11143.33
         1994/12/30      11595.91                12539.70                   11174.03
         1995/01/31      11284.95                12348.47                   11408.49
         1995/02/28      11405.32                12525.49                   11700.51
         1995/03/31      11726.32                13126.17                   12395.51
         1995/04/28      11906.88                13580.59                   12625.08
         1995/05/31      11916.91                13693.69                   12980.25
         1995/06/30      11947.00                13686.40                   13056.66
         1995/07/31      12438.52                14368.10                   13087.36
         1995/08/31      12358.27                14044.91                   12637.64
         1995/09/29      12538.83                14450.95                   12919.89
         1995/10/31      12418.46                14220.32                   13016.19
         1995/11/30      12649.17                14710.97                   13163.42
         1995/12/29      12930.36                15137.97                   13301.24
         1996/01/31      12940.43                15408.69                   13136.91
         1996/02/29      12728.95                15499.36                   13069.92
         1996/03/29      12799.44                15754.07                   13051.78
         1996/04/30      13161.98                16121.28                   12999.79
         1996/05/31      13182.12                16131.99                   13002.58
         1996/06/28      13282.82                16210.32                   13104.81
         1996/07/31      13000.85                15634.18                   13356.01
         1996/08/30      13031.06                15810.64                   13408.00
         1996/09/30      13330.51                16426.40                   13462.42
         1996/10/31      13392.46                16537.82                   13714.33
         1996/11/29      13991.35                17461.31                   13895.05
         1996/12/31      13932.06                17178.39                   13782.71
         1997/01/31      13900.78                17382.20                   13414.28
         1997/02/28      14046.77                17578.87                   13314.14
         1997/03/31      13994.63                17227.87                   13212.62
         1997/04/30      14140.63                17787.72                   13098.18
         1997/05/30      14901.89                18882.39                   13452.66
         1997/06/30     155 38.01                19820.92                   13613.15
         1997/07/31      16111.56                20730.57                   13507.08
         1997/08/29      15298.16                19340.53                   13499.06
         1997/09/30      16099.75                20387.98                   13786.55
         1997/10/31      15482.98                19311.64                   14072.64
         1997/11/28      15525.52                19650.09                   13856.67
         1997/12/31      15675.93                19886.29                   13814.81
         1998/01/30      16008.10                20437.18                   13949.13
         1998/02/27      16715.28                21816.33                   14062.52
         1998/03/31      17176.02                22734.20                   13923.31
         1998/04/30      17497.47                22952.95                   14145.91
         1998/05/29      17390.32                22661.87                   14179.05
         1998/06/30      17604.62                23196.25                   14199.99
         1998/07/31      17808.20                23155.59                   14218.83
         1998/08/31      15879.52                20064.26                   14606.10
         1998/09/30      16298.56                20415.67                   15382.74
         1998/10/30      17111.86                22257.74                   15838.39
         1998/11/30      17773.35                23577.90                   15614.75
         1998/12/31      18458.88                24726.22                   15929.10
         1999/01/29      18818.89                25264.05                   15782.92
         1999/02/26      18273.42                24588.40                   15275.63
         1999/03/31      18906.17                25608.58                   15314.35
         1999/04/30      19309.82                26614.51                   15308.07
         1999/05/28      18764.34                25638.40                   15080.94
         1999/06/30      19495.28                26830.62                   14786.48
         1999/07/30      19658.92                26746.51                   15148.98

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Global Balanced Fund on February 28, 1993, shortly after the fund started. As the chart shows, by July 31, 1999, the value of the investment would have grown to $19,659 - a 96.59% increase on the initial investment. For comparison, look at how both the Morgan Stanley Capital International World Index and Salomon Brothers World Government Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the Morgan Stanley Capital International World Index would have grown to $26,747 - a 167.47% increase and the Salomon Brothers World Government Bond Index would have grown to $15,149 - a 51.49% increase.

(checkmark)
UNDERSTANDING
PERFORMANCE

Many markets around the globe
offer the potential for significant
growth over time; however,
investing in foreign markets
means assuming greater risks
than investing in the United
States. Factors like changes in
a country's financial markets,
its local political and economic
climate, and the fluctuating
value of its currency create
these risks. For these reasons
an international fund's
performance may be more
volatile than a fund that invests
exclusively in the United States.

FUND TALK: THE MANAGER'S OVERVIEW

MARKET RECAP

A year ago, many of the world's
markets plunged following Russia's
unexpected debt defaults and
currency devaluation. Meanwhile,
economic upheavals in Asia were
also causing repercussions on an
international scale. But by the end
of the 12-month period ending
July 31, 1999, many global stock
and bond markets experienced a
dramatic reversal of fortunes. For
the period, the Morgan Stanley
Capital International EAFE Index -
a measure of over 1,000 securities
listed on the stock exchanges of
Europe, Australasia and the Far
East - returned 9.95%. The U.S.
stock market, as measured by the
Standard & Poor's 500 Index,
returned 20.20%. Japan was one of
the biggest turnaround stories, as
the Tokyo Stock Exchange Index
(TOPIX) returned 48.91%.
Emerging markets also rebounded.
Despite Brazil's currency
devaluation in January, and fears of
a similar move by Argentina and
Colombia late in the period, the
Morgan Stanley Capital International
Emerging Markets Free Index
returned 21.36%. During the
turbulent late summer and early fall
of 1998, investors moved assets
from stocks and riskier bond markets
into safer havens, helping the
performance of U.S. and
developed nations' bond markets.
Since then, however, returns have
been more modest. For the 12-month
period, the Lehman Brothers
Aggregate Bond Index - a
measure of the overall U.S.
taxable-bond market - returned
2.49%, and the Salomon Brothers
World Government Bond Index
returned 6.54%.

(photograph of Richard Mace)

An interview with Richard Mace, Portfolio Manager of Fidelity
Global Balanced Fund

Q. HOW DID THE FUND PERFORM, RICK?

A. For the 12 months that ended July 31, 1999, the fund returned 10.39%. The fund compares its performance to three measures: a bond index, an equity index and a peer group of competitor funds. The fund's overall return topped that of its bond-oriented benchmark - the Salomon Brothers World Government Bond Index - which returned 6.54% during the period. On the equity side, the fund's return lagged the Morgan Stanley Capital International (MSCI) World Index, which returned 15.51% during the period. The fund also outperformed its peers, as the global flexible portfolio funds average - maintained by Lipper Inc. - returned 8.08% during the period.

Q. BY ITSELF, THE FUND'S EQUITY PORTFOLIO BEAT THE MSCI WORLD INDEX DURING THE PERIOD. WHAT FACTORS HELPED?

A. The fund's relative overweighting in Japanese stocks helped immensely, as that market continued to rise. Specifically, the fund benefited from above-average returns from its investments in Japanese technology and financial stocks. As in the U.S., Japanese companies with Internet exposure experienced strong results. Fujitsu Support & Service - an online information supplier - and Softbank Corp., Japan's leading software distributor, contributed positively to performance. Several of the fund's positions in Japanese non-bank lending institutions, such as Takefuji Corp. and Shohkoh Fund, also helped.

Q. ON THE FLIP SIDE, THE FUND'S BOND INVESTMENTS TRAILED THE SALOMON BROTHERS INDEX. WHY?

A. Currency swings hurt the most, both in Japan and Europe. I've avoided Japanese bonds for some time, mainly because I felt they were unattractive on a yield basis. Along the same lines, I also overweighted the fund's exposure to U.S. bonds to try to insulate the portfolio from the impact of a strengthening dollar, and to take advantage of their relatively high yields. This strategy served the fund well until early this year, when Japanese bonds rallied on the heels of a stronger yen. Because the Salomon Brothers index is heavily weighted in Japanese bonds, this turnaround detracted from the fund's relative returns. In addition, the fund's European-based bond investments were hurt from the weak performance of the new euro, which had declined by more than 9% versus the dollar at the end of the period.

Q. SWITCHING GEARS BACK TO STOCKS, JUST OVER 42% OF THE FUND'S EQUITY POSITIONS AT THE END OF THE PERIOD WERE U.S.-BASED. DID THIS EXPOSURE HELP PERFORMANCE?

A. After Japan, the fund's U.S. investments were the best contributors to overall performance. This emphasis also may have been a prime reason why the fund topped its Lipper peers. As in Japan, technology stocks were outstanding performers. Computer-related holdings were particularly strong, as sales of new units were spurred on by lower prices and increased Internet usage. The fund's investments in U.S. market leaders such as Microsoft, IBM, Dell Computer and Intel each benefited as a result. Telecommunications stocks such as MCI WorldCom, AT&T and Qwest Communications also contributed positively. The fund no longer held Qwest at the end of the period.

Q. WHICH HOLDINGS PROVED DISAPPOINTING?

A. U.S. and European financial investments were a letdown. U.S. investments such as Citicorp (now Citigroup) and Bank of America declined due to investors' concerns over emerging-market volatility and rising interest rates. European names such as Switzerland's UBS, France's Societe Generale and Italy's Banca di Roma slid for the same reasons.

Q. WHAT'S YOUR OUTLOOK?

A. Merger and acquisition activity has been rampant in the finance, pharmaceutical and energy areas, to name a few. Continued consolidation activity should drive share prices for some time.
Overall economic improvement in Europe and Japan could be slow, and proposed bank mergers in Japan may be a plus.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)
FUND FACTS

GOAL: seeks income and capital
growth with reasonable risk by
investing in a broadly diversified
portfolio of high-yielding
equity and debt securities
issued anywhere in the world

FUND NUMBER: 334

TRADING SYMBOL: FGBLX

START DATE: February 1, 1993

SIZE: as of July 31, 1999,
more than $101 million

MANAGER: Richard Mace, since
1996; manager, Fidelity
International Value Fund, since
1994; Fidelity Overseas Fund,
since 1996; Group Leader,
Fidelity International funds;
joined Fidelity in 1987

RICK MACE ON THE CHALLENGES
OF MONITORING 500-PLUS
POSITIONS:

"At the close of the period, the
fund had approximately 550
names in its portfolio. People
sometimes ask how we manage to
monitor that many positions. The
answer lies in our research team.

"Fidelity has roughly 200 analysts
and associates in Boston, London,
Hong Kong and Tokyo. Each analyst
recommends potential holdings. If
I pick the top 10% of each analyst's
recommendations, the fund would
own nearly 1,000 names. Or, stated
differently, the 550 positions are less
than three recommendations per
analyst and would often represent
the best 5% of our analysts' ideas.

"In monitoring these positions, we
rely heavily on global
communication. I attend weekly
European sector reviews, for
example, via video conference. I
also attend U.S. industry and
sector reviews. I like to get a
hands-on view of a potential
investment and I'll travel as much
as possible to do that. Mainly, I
leverage the knowledge and
expertise of the many analysts we
have worldwide.

"Keeping track of so many
investments is indeed
challenging, but if you have an
excellent team in place - which
Fidelity no doubt does - it makes
the challenge somewhat less
daunting."

INVESTMENT CHANGES

TOP FIVE STOCKS AS OF JULY
31, 1999

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE STOCKS 6 MONTHS AGO

MCI WorldCom, Inc. (United      1.2                      1.8
States of America)

AT&T Corp. (United States of    1.1                      1.0
America)

Microsoft Corp. (United         1.0                      1.4
States of America)

General Electric Co. (United    1.0                      1.2
States of America)

Wal-Mart Stores, Inc. (United   0.7                      1.2
States of America)

TOP FIVE BOND ISSUERS AS OF
JULY 31, 1999

(WITH MATURITIES MORE THAN     % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
ONE YEAR)                                               THESE ISSUERS 6 MONTHS AGO

U.S. Treasury Obligations       8.2                      11.4

Federal Home Loan Bank          4.8                      4.8

United Kingdom, Great Britain   4.0                      2.0
&  Northern Ireland

French Government               3.4                      2.3

German Federal Republic         2.7                      0.9

TOP FIVE COUNTRIES AS OF JULY
31, 1999

(EXCLUDING CASH EQUIVALENTS)   % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE COUNTRIES 6 MONTHS AGO

United States of America        41.0                     46.1

Japan                           12.9                     8.3

United Kingdom                  9.8                      8.1

France                          6.5                      6.4

Germany                         6.4                      8.0


PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF FUTURES CONTRACTS, IF
APPLICABLE.
ASSET ALLOCATION (% OF FUND'S
INVESTMENTS)

AS OF JULY 31, 1999 *

                           Stocks 62.8%

                           Bonds 28.6%

                           Convertible  Securities 0.4%

                           Short-term  Investments 8.2%

*  FOREIGN  INVESTMENTS                                  50.8%

AS OF JANUARY 31, 1999 **

                           Stocks and  equity futures
                           62.1%

                           Bonds 30.3%

                           Convertible  Securities 0.4%

                           Short-term  Investments 7.2%

** FOREIGN  INVESTMENTS                                  45.1%


Row: 1, Col: 1, Value: 62.8
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 28.6
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.4
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 8.199999999999999

Row: 1, Col: 1, Value: 62.1
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 30.3
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.4
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 7.2

INVESTMENTS JULY 31, 1999
Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 62.7%

                                 SHARES                    VALUE (NOTE 1)

ARGENTINA - 0.0%

Bansud SA Class B (a)             2,500                    $ 5,152

Importadora y Exportadorade       800                       5,602
de la Patagonia SA

Inversiones y Representacions     200                       5,650
SA sponsored GDR

Nortel Inversora SA ADR           200                       2,988

Perez Companc SA Class B          4,340                     24,531

Telefonica de Argentina SA        300                       8,681
sponsored ADR

                                                            52,604

AUSTRALIA - 1.1%

Amcor Ltd.                        4,000                     21,522

AMP Ltd.                          6,000                     67,899

Australia & New Zealand           4,838                     33,939
Banking Group Ltd.

Brambles Industries Ltd.          1,300                     34,358

Broken Hill Proprietary Co.       9,012                     99,404
Ltd. (The)

Cable & Wireless Optus Ltd.       15,100                    34,883
(a)

Coles Myer Ltd.                   5,800                     33,705

Commonwealth Bank of Australia    1,200                     18,835

CSR Ltd.                          5,400                     14,864

Fosters Brewing Group Ltd.        8,600                     25,128

Goodman Fielder Ltd.              24,000                    23,427

Harvey Norman Holdings Ltd.       2,800                     26,610

Lend Lease Corp. Ltd.             2,900                     36,122

Macquarie Bank Ltd.               1,300                     17,174

National Australia Bank Ltd.      7,800                     118,775

News Corp. Ltd.                   19,777                    175,030

Rio Tinto Ltd.                    1,500                     26,758

Smith (Howard) Ltd.               2,200                     16,965

Smorgon Steel Group Ltd. (a)      10,000                    15,943

Telstra Corp. Ltd.                29,400                    160,518

Westfield Holdings Ltd.           4,200                     25,828

Westpac Banking Corp.             5,000                     32,329

WMC Ltd.                          5,500                     23,944

Woodside Petroleum Ltd.           3,300                     23,717

Woolworths Ltd.                   5,800                     20,940

                                                            1,128,617

BELGIUM - 0.1%

Electrabel SA                     220                       70,472

BRAZIL - 0.2%

Centrais Electricas               1,194,000                 20,198
Brasileiras SA

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

BRAZIL - CONTINUED

Companhia Cervejaria Brahma:

(PN Reg.)                         26,000                   $ 15,069

sponsored ADR                     700                       8,138

Companhia de Electricidade do     27,000,000                5,691
Estado do Rio de Janeiro
(CERJ)

Companhia de Tecidos Norte de     46,000                    3,572
Minas

Companhia Vale do Rio Doce:       1,100                     16,601
(ON)

 (PN-A)                           1,500                     29,451

Compania Energertica Minas        564,478                   9,768
Gerais

Embratel Participacoes SA         1,010,000                 11,148

Perdigao SA                       6,897,000                 8,798

Petrobras Distribuidora SA        967,000                   7,428

Souza Cruz Industria Comerico     3,400                     21,498

Tele Centro Sul Participacoes     1,657,000                 17,737
SA

Tele Norte Leste                  2,000                     32,750
Participacoes SA ADR (a)

Telesp Participacoes SA (a)       570,500                   10,252

Telesp Participacoes SA ADR       600                       10,650
(a)

Votorantim Celulose e Papel       591,000                   16,550
SA (PN Reg.)

                                                            245,299

CANADA - 1.4%

Alberta Energy Co. Ltd.           1,260                     38,688

Alcan Aluminium Ltd.              1,550                     46,717

ATI Technologies, Inc. (a)        1,000                     13,809

Bank of Montreal                  780                       28,429

Bank of Nova Scotia               3,120                     64,832

BCE, Inc.                         3,450                     171,893

Bombardier, Inc. Class B          1,990                     28,866

Bro-X Minerals Ltd. (a)           600                       0

Canadian Imperial Bank of         1,780                     42,128
Commerce

Canadian National Railway Co.     490                       32,937

Canadian Natural Resources        1,060                     22,413
Ltd. (a)

Canadian Tire Corp. Ltd.          500                       13,012
Series A

Celestica, Inc. (sub-vtg.)        730                       33,197

Cinar Films, Inc. Class B         710                       20,146
(sub-vtg.) (a)

Dofasco, Inc.                     770                       12,831

Domtar, Inc.                      1,500                     15,286

Enbridge, Inc.                    1,970                     43,159

Euro-Nevada Mining Corp. Ltd.     470                       5,164

Falconbridge Ltd.                 460                       6,780

Imasco Ltd.                       1,840                     49,839

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

CANADA - CONTINUED

Imperial Oil Ltd.                 1,040                    $ 20,782

Inco Ltd.                         1,620                     28,554

JDS Uniphase Canada Ltd. (a)      378                       34,041

Loblaw Companies Ltd.             480                       11,775

Newbridge Networks Corp. (a)      210                       5,577

Northern Telecom Ltd.             2,290                     203,566

NOVA Chemicals Corp.              1,200                     23,541

Petro-Canada                      2,180                     32,129

Placer Dome, Inc.                 560                       5,744

Poco Petroleums Ltd. (a)          2,790                     24,542

Rogers Communications, Inc.       1,390                     26,300
Class B (non-vtg.) (a)

Royal Bank of Canada              630                       27,290

Seagram Co. Ltd.                  1,600                     82,586

Shaw Communications, Inc.         780                       30,034
Class B

Slocan Forest Products Ltd.       1,320                     10,209
(a)

St. Laurent Paperboard, Inc.      750                       9,834
(a)

Suncor Energy, Inc.               600                       24,457

Talisman Energy, Inc. (a)         500                       14,788

Thomson Corp.                     1,020                     31,048

Toronto Dominion Bank             3,740                     73,991

United Dominion Industries        400                       9,865
Ltd.

Westcoast Energy, Inc.            1,100                     20,886

                                                            1,441,665

CHILE - 0.1%

Banco de A. Edwards sponsored     400                       6,150
ADR

Compania Cervecerias Unidas       200                       5,238
SA sponsored ADR

Compania de                       800                       20,400
Telecomunicaciones de Chile
SA sponsored ADR

Distribucion Y Servicio D&S       900                       15,075
SA ADR

Embotelladora Andina              1,100                     20,213
sponsored ADR Class A

Enersis SA sponsored ADR          26                        606

Laboratorio Chile SA ADR          200                       3,725

Madeco SA ADR                     500                       5,250

Santa Isabel SA sponsored ADR     1,300                     10,725
(a)

Supermercados Unimarc SA          1,400                     5,075
sponsored ADR

                                                            92,457

FINLAND - 0.6%

KCI (Konecranes International)    2,300                     73,208

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

FINLAND - CONTINUED

Nokia AB                          5,500                    $ 468,238

Sampo Insurance Co. Ltd.          1,500                     43,572

                                                            585,018

FRANCE - 3.1%

Alcatel Alsthom Compagnie         4,200                     129,675
Generale d'Electricite SA
sponsored ADR

AXA SA de CV (a)                  2,000                     234,308

Banque Nationale de Paris         1,000                     82,382

Cap Gemini SA                     600                       102,068

Castorama Dubois                  480                       122,225
Investissements SA

Clarins SA                        1,600                     152,525

Compagnie Financiere de           900                       102,068
Paribas Class A (Reg.)

Elf Aquitaine                     1,900                     325,411

France Telecom SA                 3,472                     249,999

L'Oreal SA                        74                        48,058

LVMH (Louis Vuitton Moet          300                       8,519
Hennessy) rights 9/21/99 (a)

Rhone-Poulenc SA Class A          2,400                     116,198

Sanofi-Synthelabo SA (a)          4,360                     181,226

Societe Generale, France          200                       37,575
Class A (a)

Suez Lyonnaise des Eaux           1,950                     344,240

Television Francaise 1 SA         850                       204,618

Total Fina SA Class B (a)         1,382                     176,008

Usinor Sacilor                    5,300                     79,387

Vivendi SA (a)                    5,250                     412,567

                                                            3,109,057

GERMANY - 2.6%

Allianz AG (Reg.)                 975                       260,058

BASF AG                           3,600                     164,465

Bayer AG                          4,100                     175,902

Bayerische Hypo-und               3,100                     174,458
Vereinsbank AG

Beiersdorf AG                     1,200                     80,743

Boss (Hugo) AG                    1,006                     111,883

DaimlerChrysler AG (Reg.)         3,263                     235,950

Deutsche Bank AG                  1,800                     113,912

Deutsche Telekom AG               9,100                     371,237

Dresdner Bank AG                  1,700                     73,117

FAG Kugelfischer Georg            5,000                     50,285
Schaefer AG

Kali Und Salz Beteiligungs AG     300                       44,454

Mannesmann AG                     2,300                     346,969

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

GERMANY - CONTINUED

Munich Reinsurance AG (Reg.)      300                      $ 57,759

Primacom AG (a)                   1,500                     73,823

Siemens AG                        3,100                     254,224

                                                            2,589,239

HONG KONG - 1.0%

Cable & Wireless HKT Ltd.         31,447                    73,941

Cheung Kong Holdings Ltd.         14,000                    122,653

China Telecom Ltd. (a)            4,000                     11,850

CLP Holdings Ltd.                 10,500                    47,618

Dairy Farm International          15,000                    15,900
Holdings Ltd.

Dao Heng Bank Group Ltd.          5,000                     25,445

Giordano International Ltd.       32,000                    27,417

Great Eagle Holdings Ltd.         12,000                    18,243

Hang Seng Bank Ltd.               4,500                     49,280

Hong Kong & China Gas Co.         29,216                    39,899
Ltd.

Hutchison Whampoa Ltd.            21,000                    199,536

JCG Holdings Ltd.                 44,000                    29,478

Johnson Electric Holdings         9,000                     37,337
Ltd.

Li & Fung Ltd.                    12,000                    33,549

New World Development Co.         12,000                    31,694
Ltd.

Sun Hung Kai Properties Ltd.      14,000                    120,849

Swire Pacific Ltd. Class A        4,500                     20,988

Wharf Holdings Ltd.               10,000                    29,761

Wheelock & Co. Ltd.               10,000                    13,592

Wing Hang Bank Ltd.               8,000                     30,457

                                                            979,487

IRELAND - 0.2%

Bank of Ireland, Inc.             11,400                    107,332

CRH PLC                           3,707                     74,960

                                                            182,292

ITALY - 0.7%

Assicurazioni Generali Spa        1,700                     54,601

Banca di Roma                     45,700                    59,505

Eni Spa sponsored ADR             32,500                    198,060

Olivetti & Co. Spa                27,100                    61,526

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

ITALY - CONTINUED

San Paolo-IMI Spa                 11,700                   $ 147,823

Telecom Italia Spa                15,800                    157,244

                                                            678,759

JAPAN - 12.6%

Acom Co. Ltd.                     2,300                     216,849

Aiful Corp.                       1,600                     218,036

Alps Electric Co. Ltd.            5,000                     135,749

Anritsu Corp.                     4,000                     38,132

Asahi Chemical Industry Co.       11,000                    55,216
Ltd.

Bank of Tokyo-Mitsubishi Ltd.     24,000                    366,652

Banyu Pharmaceutical Co. Ltd.     12,000                    235,705

Benesse Corp.                     800                       100,498

Bridgestone Corp.                 1,000                     30,816

Canon, Inc.                       2,000                     63,750

Citizen Watch Co. Ltd.            6,000                     48,608

Coca Cola West Japan Co. Ltd.     1,632                     73,372

Dai Nippon Printing Co. Ltd.      4,000                     68,267

Dai-Ichi Kangyo Bank Ltd.         17,000                    127,778

Dainippon Screen                  10,000                    68,966
Manufacturing Co. Ltd.

Daiwa Securities Co. Ltd.         18,000                    156,351

DDI Corp.                         25                        171,759

Don Quijote Co. Ltd.              400                       82,828

Enix Corp.                        1,000                     68,529

Fuji Bank Ltd.                    16,000                    122,916

Fuji Coca-Cola Bottling Co.       4,000                     72,632
Ltd.

Fuji Heavy Industries Ltd.        7,000                     61,414

Fujitsu Ltd.                      7,000                     210,214

Fujitsu Support & Service,        1,000                     221,388
Inc.

Furukawa Electric Co. Ltd.        27,000                    139,066

Hikari Tsushin, Inc.              500                       209,515

Hino Motors Ltd. (a)              12,000                    53,845

Hirose Electric Co. Ltd.          1,000                     112,615

Hitachi Information Systems       7,000                     182,104

Hitachi Ltd.                      16,000                    160,200

Honda Motor Co. Ltd.              3,000                     130,162

Hosiden Corp.                     2,000                     45,046

Hoya Corp.                        2,000                     121,519

Ito En Ltd.                       1,000                     71,497

Ito-Yokado Co. Ltd.               1,000                     68,093

Japan Medical Dynamic             1,000                     37,887
Marketing, Inc. (a)

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

JAPAN - CONTINUED

Japan Tobacco, Inc.               10                       $ 120,471

JSR Corp.                         7,000                     54,998

Kadokawa Shoten Publish Co.       300                       68,616
Ltd.

Kaneka Corp.                      5,000                     52,161

Kao Corp.                         5,000                     139,241

Kawasumi Laboratories, Inc.       8,000                     119,564

Kinki Coca-Cola Bottling Co.      1,000                     16,176
Ltd.

Kirin Beverage Corp.              3,000                     53,557

Kirin Brewery Co. Ltd.            8,000                     99,031

Koa Denko Co. Ltd.                3,000                     35,775

Kokusai Denshin Denwa             1,500                     95,722

Kokusai Securities Co. Ltd.       5,000                     72,632

Konami Co. Ltd.                   3,000                     186,207

Koyo Seiko Co. Ltd.               5,000                     41,859

Kyocera Corp.                     2,500                     174,160

Matsushita Communication          1,000                     72,021
Industrial Co. Ltd.

Matsushita Electric               12,000                    279,600
Industrial Co. Ltd.

Matsushita-Kotobuk                2,000                     56,395
Electronics Industries Ltd.

Max Co. Ltd.                      2,000                     20,707

Mazda Motor Corp.                 12,000                    67,464

Meiwa Estate Co. Ltd.             2,000                     87,298

Mikasa Coca Cola Bottling Co.     5,000                     60,236

Mitsubishi Electric Corp.         22,000                    117,154

Mitsumi Electric Co. Ltd.         3,000                     92,449

Mori Seiki Co. Ltd.               3,000                     45,308

NEC Corp.                         8,000                     125,709

New Japan Securities Co. Ltd.     17,000                    52,091
(a)

Nichicon Corp.                    8,000                     160,629

Nidec Corp.                       700                       110,607

Nihon Unisys Ltd.                 2,000                     54,649

Nintendo Co. Ltd.                 900                       131,995

Nippon Computer Systems Corp.     3,000                     50,808

Nippon Steel Corp.                16,000                    40,925

Nippon System Development Co.     2,200                     124,836
Ltd.

Nippon Telegraph & Telephone      14                        178,437
Corp.

Nippon Zeon Co. Ltd.              9,000                     73,854

Nissin Co. Ltd.                   2,900                     156,962

Nitto Denko Corp.                 4,000                     104,758

NTT Mobile Communication          5                         77,259
Network, Inc.

NTT Mobile Communication          20                        309,035
Network, Inc. (d)

Oji Paper Co. Ltd.                8,000                     48,049

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

JAPAN - CONTINUED

Olympus Optical Co. Ltd.          4,000                    $ 60,934

Omron Corp.                       11,000                    183,413

Oracle Corp. Japan                500                       54,561

Otsuka Kagu Ltd.                  300                       52,379

Paris Miki, Inc.                  2,200                     130,982

Ricoh Co. Ltd.                    10,000                    167,787

Riso Kagaku Corp.                 1,200                     67,569

Rohm Co. Ltd.                     2,000                     374,858

Ryohin Keikaku Co. Ltd.           200                       61,458

Sankyo Co. Ltd. (Gunma)           3,600                     208,677

Sanwa Bank Ltd.                   10,000                    109,646

Senshukai Co. Ltd.                6,000                     69,664

Seven Eleven Japan Co. Ltd.       1,000                     115,408

Shikoku Coca-Cola Bottling        3,000                     46,067
Co. Ltd.

Shin-Etsu Chemical Co. Ltd.       3,000                     108,948

Shohkoh Fund & Co. Ltd.           180                       133,566

SMC Corp.                         400                       49,236

Softbank Corp.                    800                       216,499

Sony Corp.                        2,400                     300,450

Square Co. Ltd.                   1,500                     56,307

Takeda Chemical Industries        5,000                     271,497
Ltd.

Takefuji Corp.                    1,700                     204,356

TDK Corp.                         1,000                     100,218

Terumo Corp.                      6,000                     150,065

THK Co. Ltd.                      10,000                    286,338

Tokyo Seimitsu Co. Ltd.           2,000                     167,438

Toyoda Gosei Co. Ltd.             7,000                     173,549

Toyota Motor Corp.                7,000                     246,879

Trend Micro, Inc.                 500                       79,441

World Co. Ltd.                    600                       45,989

Yakult Honsha Co. Ltd.            5,000                     52,248

Yamaha Motor Co. Ltd.             5,000                     52,815

                                                            12,776,621

LUXEMBOURG - 0.0%

Quilmes Industrial SA             600                       6,263
sponsored ADR

MEXICO - 0.4%

Apasco SA de CV                   2,000                     11,158

Banacci SA de CV Class O (a)      13,000                    28,045

Cemex SA Series B                 7,000                     30,202

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

MEXICO - CONTINUED

Cifra SA de CV Series C (a)       28,000                   $ 46,181

Coca Cola Femsa SA de CV ADR      700                       11,463

El Puerto de Liverpool SA         6,000                     10,074
Class C

Empresas ICA Sociedad             1,600                     5,900
Controladora SA de CV
sponsored ADR

Gruma SA de CV Class B            600                       3,975
sponsored ADR (a)

Grupo Carso SA de CV Class        3,000                     11,876
A-1 (a)

Grupo Elektra SA de CV Unit       11,000                    4,992

Grupo Financiero Bancomer SA      108,000                   27,889
de CV Series A

Grupo Indus Bimbo SA de CV        2,000                     4,474
Series A

Grupo Mexico SA Series B          4,000                     16,111

Grupo Modelo SA de CV Class C     13,600                    37,649

Grupo Televisa SA de CV           1,500                     57,375
sponsored ADR (a)

Telefonos de Mexico SA            1,470                     110,985
sponsored ADR representing
Class L shares

Tubos de Acero de Mexico SA       950                       9,441
sponsored ADR

                                                            427,790

NETHERLANDS - 1.9%

Aegon NV                          1,700                     131,047

Akzo Nobel NV                     3,500                     149,599

Equant NV (a)                     700                       61,412

Fortis Amev NV                    4,800                     151,755

ING Groep NV                      4,258                     217,759

Koninklijke (Royal) Philips       920                       93,952
Electronics NV

Koninklijke Ahold NV              5,663                     197,518

Koninklijke KPN NV                3,800                     173,602

Numico NV                         4,000                     163,695

Unilever NV                       4,917                     348,258

Vendex KBB NV                     8,900                     231,387

Vnu NV                            1,500                     54,886

                                                            1,974,870

NETHERLANDS ANTILLES - 0.0%

Schlumberger Ltd.                 800                       48,450

NEW ZEALAND - 0.1%

Lion Nathan Ltd.                  6,000                     14,896

Telecom Corp. of New Zealand      11,000                    49,777
Ltd.

                                                            64,673

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

PANAMA - 0.0%

Panamerican Beverages, Inc.       400                      $ 7,825
Class A

PERU - 0.0%

Cementos Lima SA                  319                       5,181

Compania de Minas                 1,700                     26,775
Buenaventura SA sponsored
ADR Class B

Telefonica del Peru SA ADR        900                       13,219

                                                            45,175

PORTUGAL - 0.1%

Electricidade de Portugal SA      5,600                     99,698

SINGAPORE - 0.4%

City Developments Ltd.            7,000                     48,678

Datacraft Asia Ltd.               6,000                     28,560

Development Bank of Singapore     2,000                     26,033
Ltd. (For. Reg.)

Natsteel Electronics Ltd.         5,000                     24,369

Oversea-Chinese Banking Corp.     6,000                     50,282
Ltd. (For. Reg.)

Overseas Union Bank Ltd.          5,500                     26,478

Singapore Airlines Ltd. (For.     4,000                     37,563
Reg.)

Singapore Press Holdings Ltd.     3,000                     53,135

Singapore Telecommunications      25,000                    42,645
Ltd.

United Overseas Bank Ltd.         7,000                     51,174
(For. Reg.)

Venture Manufacturing             4,000                     33,284
Singapore Ltd.

                                                            422,201

SPAIN - 1.2%

Banco Santander Central           33,488                    332,133
Hispano SA

Cortefiel SA                      6,400                     173,923

Tabacalera SA Series A            14,900                    289,020

Telefonica SA (a)                 24,000                    384,650

                                                            1,179,726

SWEDEN - 0.4%

Ericsson (L.M.) Telefon AB:

ADR Class B                       1,800                     57,713

Class B                           5,800                     185,963

Skandinaviska Enskilda Banken     10,700                    123,225
Class A

                                                            366,901

SWITZERLAND - 2.1%

Credit Suisse Group (Reg.)        1,000                     189,186

Julius Baer Holding AG            51                        164,229

Kuoni Reisen Holding AG Class     26                        102,912
B (Reg.)

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

SWITZERLAND - CONTINUED

Nestle SA (Reg.)                  168                      $ 330,455

Novartis AG (Reg.)                206                       297,681

PubliGroupe SA                    196                       137,671

Richemont Compagnie Financier     66                        127,962
Class A Unit

Roche Holding AG                  35                        387,193
participation certificates

UBS AG                            746                       227,463

Zurich Allied AG (Reg.)           355                       206,008

                                                            2,170,760

UNITED KINGDOM - 5.8%

Abbey National PLC                10,400                    180,046

Allied Zurich PLC                 3,900                     47,616

Arcadia Group PLC                 27,000                    105,795

AstraZeneca Group PLC:

(Reg.)                            3,800                     139,650

(Sweden)                          633                       23,104

Autonomy Corp. PLC (a)            6,600                     48,510

Barclays PLC                      3,000                     88,735

BP Amoco PLC                      34,415                    664,640

BPB Industries PLC                15,000                    97,958

British Aerospace PLC             9,561                     63,137

British Energy PLC                14,000                    118,799

British Telecommunications PLC    18,500                    325,600

BTP PLC                           10,500                    80,496

Caradon PLC                       35,200                    97,090

Carillion PLC (a)                 568                       1,005

Diageo PLC                        16,000                    162,899

General Electric Co. PLC          11,000                    110,476

GKN PLC Class L                   6,500                     112,318

Glaxo Wellcome PLC                11,000                    287,031

Hays PLC                          5,800                     62,015

HSBC Holdings PLC:

(Reg.)                            19,992                    240,904

(Hong Kong) (Reg.)                4,950                     59,648

Kingfisher PLC                    10,916                    122,473

Lloyds TSB Group PLC              17,929                    233,300

MFI Furniture Group PLC           81,700                    41,756

Next PLC                          7,300                     80,541

Orange PLC (a)                    6,900                     109,769

Rentokil Initial PLC              18,100                    70,481

Royal & Sun Alliance              11,363                    93,473
Insurance Group PLC

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

UNITED KINGDOM - CONTINUED

Royal Bank of Scotland Group      11,000                   $ 228,805
PLC

Shell Transport & Trading Co.     70,800                    570,087
PLC (Reg.)

Smith & Nephew Associates Co.     36,400                    106,897

Smith (David S.) Holdings PLC     30,500                    92,044

SmithKline Beecham PLC            20,034                    240,658

Tarmac PLC                        568                       5,111

Vodafone AirTouch PLC             22,400                    471,520

Wickes PLC                        9,800                     64,477

WPP Group PLC                     23,800                    213,544

                                                            5,862,408

UNITED STATES OF AMERICA -
26.6%

Abbott Laboratories               5,500                     236,156

Abercrombie & Fitch Co. Class     2,300                     95,450
A (a)

ADC Telecommunications, Inc.      1,000                     44,500
(a)

AES Corp. (a)                     1,000                     60,000

AFLAC, Inc.                       5,000                     231,875

Alcoa, Inc.                       2,214                     132,563

Amerada Hess Corp.                1,000                     59,188

America Online, Inc. (a)          1,200                     114,150

American Express Co.              2,000                     263,500

American International Group,     3,700                     429,663
Inc.

Ameritech Corp.                   5,000                     366,250

AMFM, Inc. (a)                    1,000                     52,500

Amgen, Inc. (a)                   4,000                     307,500

Associates First Capital          6,048                     231,714
Corp. Class A

At Home Corp. Series A (a)        1,000                     45,688

AT&T Corp.                        21,663                    1,125,096

AT&T Corp. (Liberty Media         2,000                     74,000
Group) Class A (a)

Automatic Data Processing,        2,000                     80,125
Inc.

AutoZone, Inc. (a)                1,000                     24,688

Avon Products, Inc.               3,000                     136,500

Baker Hughes, Inc.                8,400                     292,425

Bank of America Corp.             3,000                     199,125

Bank of New York Co., Inc.        13,200                    487,575

Baxter International, Inc.        2,000                     137,375

Becton, Dickinson & Co.           2,000                     54,875

Bed Bath & Beyond, Inc. (a)       3,000                     101,813

Bemis Co., Inc.                   1,500                     55,500

Biomet, Inc.                      1,500                     54,563

Boeing Co.                        600                       27,225

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

UNITED STATES OF AMERICA -
CONTINUED

Boston Scientific Corp. (a)       2,000                    $ 81,125

Bristol-Myers Squibb Co.          1,500                     99,750

Burlington Northern Santa Fe      2,000                     64,000
Corp.

Burlington Resources, Inc.        500                       22,094

Calpine Corp. (a)                 3,000                     225,563

Cardinal Health, Inc.             1,500                     102,375

Case Corp.                        2,500                     119,063

CBS Corp. (a)                     5,000                     219,688

Cendant Corp. (a)                 3,000                     60,375

Ceridian Corp. (a)                3,000                     84,000

Chase Manhattan Corp.             4,000                     307,500

Chevron Corp.                     1,500                     136,875

Cincinnati Bell, Inc.             2,000                     42,500

Cisco Systems, Inc. (a)           8,500                     528,063

Citigroup, Inc.                   12,375                    551,461

Clear Channel Communications,     2,000                     139,125
Inc. (a)

Clorox Co.                        700                       78,400

Comcast Corp. Class A             6,000                     231,000
(special)

Cooper Cameron Corp. (a)          3,500                     126,875

Cox Communications, Inc.          2,000                     74,875
Class A (a)

Crescent Real Estate Equities     1,000                     22,000
Co.

CVS Corp.                         2,700                     134,325

Dayton Hudson Corp.               3,000                     194,063

Dell Computer Corp. (a)           2,500                     102,188

DST Systems, Inc. (a)             1,000                     66,375

Dynegy, Inc.                      2,000                     48,000

E.I. du Pont de Nemours and       1,100                     79,269
Co.

Electronic Data Systems Corp.     2,000                     120,625

EMC Corp. (a)                     4,900                     296,756

Exxon Corp.                       5,000                     396,875

Fannie Mae                        4,000                     276,000

Fleet Financial Group, Inc.       3,000                     121,500

Ford Motor Co.                    3,000                     145,875

Forest Laboratories, Inc. (a)     500                       25,625

Freddie Mac                       5,000                     286,875

Gartner Group, Inc. Class B       260                       5,623
(a)

General Dynamics Corp.            1,000                     67,313

General Electric Co.              9,000                     981,000

General Motors Corp. Class H      2,000                     111,125
(a)

Gillette Co.                      2,900                     127,056

Guidant Corp.                     2,500                     146,406

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

UNITED STATES OF AMERICA -
CONTINUED

Halliburton Co.                   5,400                    $ 249,075

Hartford Financial Services       1,000                     54,000
Group, Inc.

Hewlett-Packard Co.               1,500                     157,031

Home Depot, Inc.                  7,500                     478,594

Household International, Inc.     3,293                     141,393

Howmet International, Inc. (a)    1,500                     27,938

Illinova Corp.                    2,000                     65,750

IMS Health, Inc.                  2,000                     55,750

Ingersoll-Rand Co.                3,000                     192,938

Ingram Micro, Inc. Class A (a)    4,000                     113,750

Intel Corp.                       6,000                     414,000

International Business            4,900                     615,869
Machines Corp.

Interpublic Group of              4,000                     168,000
Companies, Inc.

Johnson & Johnson                 4,500                     414,563

Kroger Co. (a)                    6,000                     157,875

Leggett & Platt, Inc.             6,200                     158,875

Lilly (Eli) & Co.                 6,500                     426,563

Limited, Inc. (The)               1,000                     45,688

Liz Claiborne, Inc.               1,500                     58,219

Lowe's Companies, Inc.            2,000                     105,500

Lucent Technologies, Inc.         8,500                     553,031

M&T Bank Corp.                    200                       107,900

Masco Corp.                       4,000                     119,000

MBIA, Inc.                        2,000                     114,500

McDermott International, Inc.     2,000                     56,375

McDonald's Corp.                  1,000                     41,688

MCI WorldCom, Inc. (a)            15,304                    1,262,580

MediaOne Group, Inc.              2,000                     144,750

Medimmune, Inc. (a)               1,500                     119,813

Merck & Co., Inc.                 7,000                     473,813

Meredith Corp.                    2,000                     71,875

Merrill Lynch & Co., Inc.         800                       54,450

Micron Technology, Inc. (a)       1,000                     62,125

Microsoft Corp. (a)               12,000                    1,029,750

Morgan Stanley, Dean Witter &     1,000                     90,125
Co.

Motorola, Inc.                    2,500                     228,125

Nabisco Holdings Corp. Class A    2,000                     83,250

Newell Rubbermaid, Inc.           2,500                     108,125

Nielsen Media Research, Inc.      3,000                     97,500
(a)

Noble Affiliates, Inc.            1,500                     43,875

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

UNITED STATES OF AMERICA -
CONTINUED

Noble Drilling Corp. (a)          3,000                    $ 68,063

Ocean Energy, Inc. (a)            1,000                     11,063

Omnicom Group, Inc.               4,000                     283,500

Oracle Corp. (a)                  4,500                     171,281

Owens-Illinois, Inc. (a)          3,000                     74,813

Parker-Hannifin Corp.             2,000                     94,375

PepsiCo, Inc.                     4,000                     156,500

Perot Systems Corp.               100                       2,488

PG&E Corp.                        2,000                     63,250

Phelps Dodge Corp.                1,000                     59,313

Philip Morris Companies, Inc.     7,000                     260,750

Procter & Gamble Co.              5,000                     452,500

Providian Financial Corp.         1,000                     91,000

Raytheon Co. Class B              1,500                     105,469

Rowan Companies, Inc. (a)         3,000                     56,438

Safeway, Inc.                     4,000                     215,500

Schering-Plough Corp.             7,300                     357,700

Sealed Air Corp. (a)              3,000                     192,750

Sonic Automotive, Inc. (a)        4,000                     52,500

Sun Microsystems, Inc. (a)        1,000                     67,875

TALK.com, Inc. (a)                5,000                     53,125

TALK.com, Inc. rights 2/28/00     250                       0
(a)

Texas Instruments, Inc.           500                       72,000

Textron, Inc.                     2,500                     205,625

Time Warner, Inc.                 1,300                     93,600

TJX Companies, Inc.               1,500                     49,594

Tosco Corp.                       1,200                     31,650

Tricon Global Restaurants,        1,000                     40,688
Inc. (a)

Tyco International Ltd.           500                       48,844

U.S. Bancorp                      6,000                     186,750

Union Pacific Corp.               2,000                     108,625

Union Pacific Resources           1,000                     17,813
Group, Inc.

Unisys Corp. (a)                  6,300                     257,119

United Technologies Corp.         1,000                     66,688

USX-Marathon Group                6,500                     197,438

Viacom, Inc. Class B              2,000                     83,875
(non-vtg.) (a)

Wal-Mart Stores, Inc.             16,000                    676,000

Walgreen Co.                      3,000                     84,938

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

UNITED STATES OF AMERICA -
CONTINUED

Warner-Lambert Co.                2,500                    $ 165,000

Waters Corp. (a)                  2,000                     119,500

                                                            26,931,184

TOTAL COMMON STOCKS                                         63,539,511
(Cost $49,634,579)

PREFERRED STOCKS - 0.2%



CONVERTIBLE PREFERRED STOCKS
- 0.1%

AUSTRALIA - 0.1%

WBK STRYPES Trust (Westpac        1,700                     52,594
Banking Corp.) $3.135

NONCONVERTIBLE PREFERRED
STOCKS - 0.1%

GERMANY - 0.1%

Dyckerhoff AG                     190                       60,781

SAP AG (Systeme Anwendungen       100                       37,770
Produkte)

Wella AG                          1,664                     48,068

                                                            146,619

TOTAL PREFERRED STOCKS                                      199,213
(Cost $198,773)


CONVERTIBLE BONDS - 0.3%

MOODY'S RATINGS (UNAUDITED)                 PRINCIPAL AMOUNT (C)

JAPAN - 0.3%

MBL International Finance of     A2         $ 240,000                           278,400
Bermuda Trust  3% 11/30/02
(Cost $277,225)

GOVERNMENT OBLIGATIONS (E) -
28.6%



FRANCE - 3.4%

French Government:

OAT 5.5% 4/25/04                 Aaa   EUR   1,300,000                          1,467,229

4% 4/25/09                       Aaa   EUR   2,000,000                          1,978,245

                                                                                3,445,474

GOVERNMENT OBLIGATIONS (E) -
CONTINUED

MOODY'S RATINGS (UNAUDITED)                 PRINCIPAL AMOUNT (C)               VALUE (NOTE 1)

GERMANY - 3.7%

German Federal Republic:

3.75% 1/4/09                     Aaa   EUR   2,000,000                         $ 1,969,258

7.375% 1/3/05                    Aaa   EUR   625,000                            761,702

Treuhandanstalt 6.625% 7/9/03    Aaa   EUR   877,507                            1,019,398

                                                                                3,750,358

ITALY - 1.3%

Italian Republic:

6.75% 2/1/07                     Aa3   EUR   700,000                            836,555

10.5% 9/1/05                     Aa3   EUR   361,519                            504,567

                                                                                1,341,122

SPAIN - 1.1%

Spanish Kingdom 4.5% 7/30/04     Aa2   EUR   1,000,000                          1,094,187

SWEDEN - 0.7%

Swedish Kingdom 10.25% 5/5/03    Aa1   SEK   5,000,000                          721,250

UNITED KINGDOM - 4.0%

United Kingdom, Great Britain    Aaa   GBP   2,000,000                          4,030,915
& Northern Ireland 9%
10/13/08

UNITED STATES OF AMERICA -
14.4%

Federal Home Loan Bank:

4.875% 1/22/02                   Aaa         1,500,000                          1,457,340

5.125% 9/15/03                   Aaa         1,495,000                          1,427,262

5.19% 10/20/03                   Aaa         650,000                            620,341

5.28% 1/6/04                     Aaa         1,515,000                          1,448,476

Freddie Mac 5.75% 7/15/03        Aaa         1,480,000                          1,453,804

U.S. Treasury Bond stripped      Aaa         5,750,000                          1,025,225
principal  0% 11/15/27

U.S. Treasury Bonds:

7.125% 2/15/23                   Aaa         1,350,000                          1,476,981

8.125% 8/15/19                   Aaa         1,300,000                          1,552,681

12.75% 11/15/10 (callable)       Aaa         880,000                            1,175,627

13.875% 5/15/11 (callable)       Aaa         980,000                            1,389,454

U.S. Treasury Notes:

6.5% 10/15/06                    Aaa         400,000                            409,376

GOVERNMENT OBLIGATIONS (E) -
CONTINUED

MOODY'S RATINGS (UNAUDITED)                 PRINCIPAL AMOUNT (C)               VALUE (NOTE 1)

UNITED STATES OF AMERICA -
CONTINUED

U.S. Treasury Notes: -
continued

7% 7/15/06                       Aaa        $ 425,000                          $ 446,650

7.875% 8/15/01                   Aaa         640,000                            666,598

                                                                                14,549,815

TOTAL GOVERNMENT OBLIGATIONS                                                    28,933,121
(Cost $30,596,149)

CASH EQUIVALENTS - 8.2%

                                             SHARES

Taxable Central Cash Fund (b)                8,293,726                         8,293,726
(Cost $8,293,726)

TOTAL INVESTMENT IN                                                            $ 101,243,971
SECURITIES - 100%
(Cost $89,000,452)


SECURITY TYPE ABBREVIATIONS

STRYPES                      -   Structured Yield Product
                                 Exchangeable for Common Stock

CURRENCY ABBREVIATIONS

EUR                          -   European Monetary Unit

GBP                          -   British pound

SEK                          -   Swedish krona

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.06%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

(c) Principal amount is stated in United States dollars unless otherwise noted.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $309,035 or 0.3% of net assets.

(e) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

OTHER INFORMATION

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS              S&P RATINGS

Aaa, Aa, A        28.9%      AAA, AA, A    24.6%

Baa               0.0%       BBB           0.0%

Ba                0.0%       BB            0.0%

B                 0.0%       B             0.0%

Caa               0.0%       CCC           0.0%

Ca, C             0.0%       CC, C         0.0%

                             D             0.0%

MARKET SECTOR DIVERSIFICATION (UNAUDITED)

As a Percentage of Total Value of Investment in Securities

AEROSPACE & DEFENSE           0.6%

BASIC INDUSTRIES              2.3

CASH EQUIVALENTS              8.2

CONSTRUCTION & REAL ESTATE    1.1

DURABLES                      2.8

ENERGY                        3.9

FINANCE                       11.7

GOVERNMENT OBLIGATIONS        28.6

HEALTH                        5.7

HOLDING COMPANIES             0.1

INDUSTRIAL MACHINERY   &      3.2
EQUIPMENT

MEDIA & LEISURE               2.3

NONDURABLES                   3.9

PRECIOUS METALS               0.0

RETAIL & WHOLESALE            4.2

SERVICES                      1.7

TECHNOLOGY                    10.5

TRANSPORTATION                0.3

UTILITIES                       8.9

                              100.0%

INCOME TAX INFORMATION

At July 31, 1999, the aggregate cost of investment securities for income tax purposes was $89,160,679. Net unrealized appreciation aggregated $12,083,292 of which $15,371,955 related to appreciated investment securities and $3,288,663 related to depreciated investment securities.

At July 31, 1999, the fund had a capital loss carryforward of approximately $1,974,000 which will expire on July 31, 2003.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
                                            JULY 31, 1999

ASSETS

Investment in securities, at                $ 101,243,971
value (cost $89,000,452) -
See accompanying schedule

Foreign currency held at                     26,489
value (cost $26,162)

Receivable for investments                   1,759,416
sold

Receivable for fund shares                   76,010
sold

Dividends receivable                         72,348

Interest receivable                          557,188

 TOTAL ASSETS                                103,735,422

LIABILITIES

Payable for investments        $ 1,789,829
purchased

Payable for fund shares         28,114
redeemed

Accrued management fee          62,607

Other payables and accrued      98,935
expenses

 TOTAL LIABILITIES                           1,979,485

NET ASSETS                                  $ 101,755,937

Net Assets consist of:

Paid in capital                             $ 90,635,470

Undistributed net investment                 989,733
income

Accumulated undistributed net                (2,117,293)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  12,248,027
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS, for 5,647,676                   $ 101,755,937
shares outstanding

NET ASSET VALUE, offering                    $18.02
price and redemption price
per share ($101,755,937
(divided by) 5,647,676
shares)

STATEMENT OF OPERATIONS
                                     YEAR ENDED JULY 31, 1999

INVESTMENT INCOME                            $ 850,739
Dividends

Interest                                      2,177,247

                                              3,027,986

Less foreign taxes withheld                   (67,250)

 TOTAL INCOME                                 2,960,736

EXPENSES

Management fee                   $ 695,700

Transfer agent fees               244,826

Accounting fees and expenses      63,887

Non-interested trustees'          1,235
compensation

Custodian fees and expenses       141,456

Registration fees                 30,040

Audit                             56,948

Legal                             238

Reports to shareholders           8,397

Miscellaneous                     1,838

 Total expenses before            1,244,565
reductions

 Expense reductions               (11,605)    1,232,960

NET INVESTMENT INCOME                         1,727,776

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            4,224,401

 Foreign currency transactions    (81,933)

 Futures contracts                517,574     4,660,042

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            3,024,866

 Assets and liabilities in        11,584
foreign currencies

 Futures contracts                (56,767)    2,979,683

NET GAIN (LOSS)                               7,639,725

NET INCREASE (DECREASE) IN                   $ 9,367,501
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                                 YEAR ENDED JULY 31, 1999  YEAR ENDED JULY 31, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 1,727,776               $ 1,467,414
income

 Net realized gain (loss)         4,660,042                 6,633,711

 Change in net unrealized         2,979,683                 (725,159)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       9,367,501                 7,375,966
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (1,574,612)               (1,895,825)
from net investment income

Share transactions Net            45,697,691                66,298,210
proceeds from sales of shares

 Reinvestment of distributions    1,484,276                 1,827,302

 Cost of shares redeemed          (48,179,432)              (53,263,687)

 NET INCREASE (DECREASE) IN       (997,465)                 14,861,825
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       6,795,424                 20,341,966
IN NET ASSETS

NET ASSETS

 Beginning of period              94,960,513                74,618,547

 End of period (including        $ 101,755,937             $ 94,960,513
undistributed net investment
income of $989,733 and
$742,283, respectively)

OTHER INFORMATION
Shares

 Sold                             2,735,365                 4,236,702

 Issued in reinvestment of        95,920                    124,912
distributions

 Redeemed                         (2,898,880)               (3,475,772)

 Net increase (decrease)          (67,595)                  885,842


FINANCIAL HIGHLIGHTS

YEARS ENDED JULY 31,             1999       1998      1997      1996      1995

SELECTED PER-SHARE DATA

Net asset value,  beginning      $ 16.62    $ 15.45   $ 12.91   $ 12.40   $ 11.99
of period

Income from Investment
Operations

Net investment income             .31 B      .30 B     .31 B     .31       .28

Net realized and unrealized       1.37       1.27      2.68      .25       .13
gain (loss)

Total from investment             1.68       1.57      2.99      .56       .41
operations

Less Distributions from   net     (.28)      (.40)     (.45)     (.05)     -
investment income

Net asset value, end of period   $ 18.02    $ 16.62   $ 15.45   $ 12.91   $ 12.40

TOTAL RETURN A                    10.39%     10.53%    23.93%    4.52%     3.42%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 101,756  $ 94,961  $ 74,619  $ 87,785  $ 148,831
(000 omitted)

Ratio of expenses to average      1.32%      1.39%     1.51%     1.39%     1.34%
net assets

Ratio of expenses to average      1.30% C    1.37% C   1.49% C   1.36% C   1.33% C
net assets after expense
reductions

Ratio of net investment           1.83%      1.95%     2.28%     2.94%     4.68%
income to average net assets

Portfolio turnover rate           100%       81%       57%       189%      242%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS

For the period ended July 31, 1999

1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Global Balanced Fund (the fund) is a fund of Fidelity Puritan Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests.

1. SIGNIFICANT ACCOUNTING

POLICIES - CONTINUED

INCOME TAXES - CONTINUED

Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the
Securities

2. OPERATING POLICIES -

CONTINUED

JOINT TRADING ACCOUNT - CONTINUED

and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc.
(FIMM), an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $87,164,201 and $83,818,743, respectively, of which U.S. government and government agency obligations aggregated $10,666,824 and $11,254,833, respectively.

The market value of futures contracts opened and closed during the period amounted to $15,002,699 and $17,709,506, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .74% of average net assets.

SUB-ADVISER FEE. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors (FIIA), and Fidelity Investments Japan Limited
(FIJ). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIA(U.K.)L a fee based on costs incurred for either service.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .26% of average net assets.

ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $2,893 for the period.

5. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $10,520 under this arrangement.

In addition, the fund has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's transfer agent fees were reduced by $1,085 under this arrangement.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Fidelity Puritan
Trust and the Shareholders of
Fidelity Global Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Global Balanced Fund (a fund of Fidelity Puritan Trust) at July 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Global Balanced Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   September 13, 1999

DISTRIBUTIONS

A total of 30.45% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

A total of 13% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2000 of amounts for use in preparing 1999 income tax returns.

PROXY VOTING RESULTS

A special meeting of the fund's shareholders was held on July 14, 1999, and re-convened on August 6, 1999. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect as Trustees the following twelve nominees.*

               # OF                % OF
               VOTES CAST          VOTES CAST

RALPH F. COX
Affirmative    17,986,401,866.48   90.961

Withheld       1,787,259,914.33    9.039

TOTAL          19,773,661,780.81   100.000

PHYLLIS BURKE DAVIS
Affirmative    17,983,245,089.81   90.945

Withheld       1,790,416,691.00    9.055

TOTAL          19,773,661,780.81   100.000

ROBERT M. GATES
Affirmative    17,981,467,048.37   90.936

Withheld       1,792,194,732.44    9.064

TOTAL          19,773,661,780.81   100.000

EDWARD C. JOHNSON 3D
Affirmative    17,985,106,706.94   90.955

Withheld       1,788,555,073.87    9.045

TOTAL          19,773,661,780.81   100.000

E. BRADLEY JONES
Affirmative    17,965,545,653.74   90.856

Withheld       1,808,116,127.07    9.144

TOTAL          19,773,661,780.81   100.000

DONALD J. KIRK
Affirmative    17,992,374,635.26   90.992

Withheld       1,781,287,145.55    9.008

TOTAL          19,773,661,780.81   100.000

                # OF               % OF
                VOTES CAST          VOTES CAST

 PETER S. LYNCH
Affirmative    17,994,511,667.79   91.002

Withheld       1,779,150,113.02    8.998

TOTAL          19,773,661,780.81   100.000

WILLIAM O. MCCOY
Affirmative    17,995,708,043.17   91.008

Withheld       1,777,953,737.64    8.992

TOTAL          19,773,661,780.81   100.000

GERALD C. MCDONOUGH
Affirmative    17,967,133,594.73   90.864

Withheld       1,806,528,186.08    9.136

TOTAL          19,773,661,780.81   100.000

MARVIN L. MANN
Affirmative    17,995,084,785.78   91.005

Withheld       1,778,576,995.03    8.995

TOTAL          19,773,661,780.81   100.000

ROBERT C. POZEN
Affirmative    17,993,340,616.44   90.997

Withheld       1,780,321,164.37    9.003

TOTAL          19,773,661,780.81   100.000

THOMAS R. WILLIAMS
Affirmative    17,973,227,575.79   90.895

Withheld       1,800,434,205.02    9.105

TOTAL          19,773,661,780.81   100.000

PROPOSAL 2

To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.

                # OF           % OF
                VOTES CAST     VOTES CAST

Affirmative    47,997,915.62   94.133

Against        1,199,031.92    2.351

Abstain        1,792,655.03    3.516

TOTAL          50,989,602.57   100.000

PROPOSAL 3

To adopt an Amended and Restated Declaration of Trust.*

                # OF               % OF
                VOTES CAST         VOTES CAST

Affirmative    16,134,178,216.02   81.594

Against        999,390,653.54      5.054

Abstain        2,640,092,911.25    13.352

TOTAL          19,773,661,780.81   100.000

PROPOSAL 4

To approve an amended management contract for the fund that would reduce the management fee payable to FMR by the fund as FMR's assets under management increase, and allow future modifications of the contract without a shareholder vote if permitted by the 1940 Act.

                 # OF          % OF
                 VOTES CAST    VOTES CAST

Affirmative    44,121,548.15   90.069

Against        1,717,148.84    3.506

Abstain        3,147,440.60    6.425

TOTAL          48,986,137.59   100.000

PROPOSAL 5

To approve an Agreement and Plan providing for the reorganization of the fund from a separate series of one Massachusetts business trust to another.

                # OF            % OF
                VOTES CAST      VOTES CAST

Affirmative    43,650,764.47   89.108

Against        1,412,793.71    2.884

Abstain        3,922,579.41    8.008

TOTAL          48,986,137.59   100.000

PROPOSAL 6

To amend the fund's fundamental investment objective and eliminate certain fundamental investment policies.

               # OF            % OF
               VOTES CAST      VOTES CAST

Affirmative    41,829,817.17   85.391

Against        2,909,163.44    5.939

Abstain        4,247,156.98    8.670

TOTAL          48,986,137.59   100.000

PROPOSAL 7

To amend the fund's fundamental investment limitation concerning diversification to exclude securities of other investment companies from the limitation.

                # OF           % OF
                VOTES CAST     VOTES CAST

Affirmative    42,638,291.81   87.042

Against        2,460,040.76    5.021

Abstain        3,887,805.02    7.937

TOTAL          48,986,137.59   100.000

*DENOTES TRUST-WIDE PROPOSALS AND VOTING RESULTS.

OF SPECIAL NOTE

INTRODUCING FIDELITY'S NEW, REORGANIZED PROSPECTUS

Recently, the SEC issued new disclosure requirements for all mutual fund prospectuses. While Fidelity could have complied by simply following the new requirements, we saw a different opportunity. We saw the chance to create a brand new prospectus: one that is better organized, easier to use and more informative than ever.

The new format of the Fidelity mutual fund prospectus puts the information you need to make informed investment decisions right at your fingertips. In the opening pages, you will find the SEC-mandated summary that highlights the fund's investment objectives, strategies and risks. There's also an easy-to-read performance chart and fee table right up front.

Inside, you will find additional features we've introduced to make the fund prospectus a more useful tool. In our new Shareholder Information section, for example, we have provided practical, beneficial information - from how to buy or sell shares, key contact information, investment services, ways to set up your account and more - all in one convenient location.

We invite you to spend a moment and review our new prospectus. It is designed to help make your investment decision easier, no matter which of the Fidelity funds you invest in.

MANAGING YOUR INVESTMENTS

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)
FIDELITY AUTOMATED
SERVICE TELEPHONE (FAST SM)
1-800-544-5555

PRESS
1 For mutual fund and brokerage trading.
2 For quotes.*
3 For account balances and holdings.
4 To review orders and mutual fund activity.
5 To change your PIN.
*0  To speak to a Fidelity representative.

BY PC

Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)
FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

TO VISIT FIDELITY

For directions and hours,
please call 1-800-544-9797.

ARIZONA

7373 N. Scottsdale Road
Scottsdale, AZ

CALIFORNIA

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

455 Market Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

COLORADO

1625 Broadway
Denver, CO

CONNECTICUT

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

DELAWARE

222 Delaware Avenue
Wilmington, DE

FLORIDA

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

GEORGIA

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

ILLINOIS

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

INDIANA

4729 East 82nd Street
Indianapolis, IN

MAINE

3 Canal Plaza
Portland, ME

MARYLAND

7401 Wisconsin Avenue
Bethesda, MD

1 West Pennsylvania Ave.
Towson, MD

MASSACHUSETTS

470 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

MICHIGAN

280 North Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

MINNESOTA

7600 France Avenue South
Edina, MN

MISSOURI

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

200 North Broadway
St. Louis, MO

NEW JERSEY

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

NEW YORK

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

NORTH CAROLINA

4611 Sharon Road
Charlotte, NC

OHIO

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

OREGON

16850 SW 72 Avenue
Tigard, OR

PENNSYLVANIA

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

TENNESSEE

6150 Poplar Road
Memphis, TN

TEXAS

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

UTAH

215 South State Street
Salt Lake City, UT

VIRGINIA

8180 Greensboro Drive
McLean, VA

WASHINGTON

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

WASHINGTON, DC

1900 K Street, N.W.
Washington, DC

WISCONSIN

595 North Barker Road
Brookfield, WI

TO WRITE FIDELITY

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(LETTER_GRAPHIC)
MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(LETTER_GRAPHIC)
FOR NON-RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

OVERNIGHT EXPRESS

Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS

Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75039-5517

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(LETTER_GRAPHIC)
FOR RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS

Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75039-5517

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

INVESTMENT ADVISER

Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS

Fidelity Management & Research
(U.K.) Inc., London, England

Fidelity Management & Research
(Far East) Inc., Tokyo, Japan

Fidelity International Investment Advisors, Pembroke, Bermuda

Fidelity International Investment Advisors (U.K.) Limited
Kent, England

Fidelity Investments Japan Ltd.
Tokyo, Japan

OFFICERS

Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Richard R. Mace, Jr., Vice President
Richard A. Spillane, Jr., Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD

J. Gary Burkhead
Abigail P. Johnson

* INDEPENDENT TRUSTEES

GENERAL DISTRIBUTOR

Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT

Fidelity Service Company, Inc.
Boston, MA

CUSTODIAN

Brown Brothers Harriman & Co.
Boston, MA

FIDELITY'S GROWTH AND INCOME FUNDS

Balanced Fund
Convertible Securities Fund
Equity-Income Fund
Equity-Income II Fund
Fidelity(registered trademark) Fund
Global Balanced Fund
Growth & Income Portfolio
Growth & Income II Portfolio
Puritan(registered trademark) Fund
Real Estate Investment Portfolio
Utilities Fund

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE

Exchanges/Redemptions  1-800-544-7777

Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
 Telephone (FAST SM) (AUTOMATED GRAPHIC)  1-800-544-5555

(AUTOMATED GRAPHIC) AUTOMATED LINE FOR QUICKEST SERVICE

GBL-ANN-0999   83653
1.536134.102

(Fidelity logo graphic)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

FIDELITY(REGISTERED TRADEMARK)
PURITAN(REGISTERED TRADEMARK)
FUND

ANNUAL REPORT

JULY 31, 1999

(Fidelity logo graphics)(registered trademark)

CONTENTS

PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              6   The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     9   A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            10  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   45  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.

NOTES                  49  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  54  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS          55

PROXY VOTING RESULTS   56

OF SPECIAL NOTE        58

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(recycle logo) This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE
INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE

(PHOTO_OF_EDWARD_C_JOHNSON_3D)

DEAR SHAREHOLDER:

In July, the steadily growing U.S. economy again sparked fears of inflation and posed the threat of another Federal Reserve Board interest-rate hike at its August policy meeting. Despite rising profits and continued productivity gains at many U.S. corporations, stock and bond markets sold off sharply toward the month's end. Renewed jitters about inflation were sparked by a government report that showed a larger-than-expected increase in the employment-cost index.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-8888, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JULY 31, 1999        PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY PURITAN                   8.03%        102.14%       238.21%

Fidelity Balanced Composite        13.48%       134.48%       260.95%

 S&P 500 (registered trademark)    20.20%       220.67%       396.75%

 LB Aggregate Bond                 2.49%        42.30%        113.47%

Balanced Funds Average             9.57%        103.64%       201.30%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Fidelity Balanced Composite Index - a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. To measure how the fund's performance stacked up against its peers, you can compare it to the balanced funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 426 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JULY 31, 1999  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY PURITAN             8.03%        15.12%        12.96%

Fidelity Balanced Composite  13.48%       18.58%        13.70%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 OVER 10 YEARS
             Puritan                     60 S&P/40 LB Agg            S&P 500                     LB Aggregate Bond
             00004                       F0021                       SP001                       LB001
  1989/07/31      10000.00                    10000.00                    10000.00                    10000.00
  1989/08/31      10067.11                    10058.40                    10196.00                     9852.00
  1989/09/30       9956.12                    10054.18                    10154.20                     9902.25
  1989/10/31       9658.41                    10013.15                     9918.62                    10145.84
  1989/11/30       9838.42                    10173.77                    10120.96                    10242.23
  1989/12/31       9949.20                    10331.26                    10363.86                    10269.88
  1990/01/31       9527.99                     9866.14                     9668.45                    10147.67
  1990/02/28       9629.66                     9955.13                     9793.17                    10180.14
  1990/03/31       9643.53                    10116.21                    10052.69                    10187.27
  1990/04/30       9407.60                     9927.24                     9801.37                    10093.54
  1990/05/31       9931.06                    10625.52                    10757.01                    10392.31
  1990/06/30       9877.91                    10650.60                    10683.86                    10559.63
  1990/07/31       9788.11                    10688.94                    10649.67                    10705.35
  1990/08/31       9196.93                    10051.88                     9686.94                    10561.90
  1990/09/30       8769.88                     9791.53                     9215.19                    10649.56
  1990/10/31       8617.76                     9816.01                     9175.56                    10784.81
  1990/11/30       9104.55                    10280.90                     9768.30                    11016.69
  1990/12/31       9317.39                    10517.15                    10040.84                    11188.55
  1991/01/31       9734.94                    10844.45                    10478.62                    11327.29
  1991/02/28      10299.39                    11346.55                    11227.84                    11423.57
  1991/03/31      10367.82                    11542.61                    11499.55                    11502.39
  1991/04/30      10454.16                    11609.10                    11527.15                    11626.62
  1991/05/31      10964.31                    11936.94                    12025.12                    11694.05
  1991/06/30      10583.89                    11606.53                    11474.37                    11688.20
  1991/07/31      10950.22                    11995.58                    12009.08                    11850.67
  1991/08/31      11141.35                    12269.80                    12293.69                    12106.64
  1991/09/30      11150.72                    12246.48                    12088.39                    12352.41
  1991/10/31      11312.32                    12399.32                    12250.37                    12489.52
  1991/11/30      10924.47                    12145.13                    11756.68                    12604.42
  1991/12/31      11596.10                    13123.06                    13101.65                    12978.78
  1992/01/31      11694.51                    12905.22                    12857.96                    12802.26
  1992/02/29      12022.55                    13039.43                    13025.11                    12885.48
  1992/03/31      11963.78                    12857.66                    12771.12                    12813.32
  1992/04/30      12354.54                    13121.50                    13146.59                    12905.58
  1992/05/31      12495.88                    13259.28                    13211.01                    13149.49
  1992/06/30      12428.56                    13213.93                    13014.17                    13330.95
  1992/07/31      12807.22                    13646.03                    13546.45                    13602.91
  1992/08/31      12681.00                    13533.31                    13268.74                    13740.30
  1992/09/30      12835.63                    13693.54                    13425.32                    13903.80
  1992/10/31      12738.72                    13649.45                    13472.30                    13718.88
  1992/11/30      13082.30                    13929.81                    13931.71                    13721.63
  1992/12/31      13385.08                    14121.21                    14103.07                    13939.80
  1993/01/31      13766.47                    14300.83                    14221.54                    14207.45
  1993/02/28      14047.97                    14517.63                    14414.95                    14456.08
  1993/03/31      14603.46                    14725.81                    14719.10                    14516.79
  1993/04/30      14879.00                    14553.22                    14362.90                    14618.41
  1993/05/31      15081.06                    14794.81                    14747.83                    14637.41
  1993/06/30      15183.10                    14927.66                    14790.60                    14902.35
  1993/07/31      15405.98                    14925.87                    14731.43                    14987.29
  1993/08/31      15851.72                    15369.77                    15289.75                    15249.57
  1993/09/30      15742.61                    15315.36                    15172.02                    15290.75
  1993/10/31      16151.89                    15528.24                    15486.08                    15347.32
  1993/11/30      15892.35                    15386.94                    15338.97                    15216.87
  1993/12/31      16255.78                    15531.88                    15524.57                    15299.04
  1994/01/31      16978.26                    15932.60                    16052.40                    15505.58
  1994/02/28      16792.48                    15562.65                    15617.38                    15235.78
  1994/03/31      16167.45                    15001.77                    14936.47                    14859.46
  1994/04/30      16344.54                    15068.98                    15127.65                    14740.58
  1994/05/31      16448.71                    15216.66                    15375.75                    14739.11
  1994/06/30      16321.40                    14979.58                    14999.04                    14706.68
  1994/07/31      16731.01                    15393.62                    15491.01                    14999.34
  1994/08/31      17224.64                    15779.69                    16126.14                    15017.34
  1994/09/30      16853.25                    15454.94                    15731.05                    14796.59
  1994/10/31      17050.88                    15658.02                    16085.00                    14783.27
  1994/11/30      16512.89                    15302.08                    15499.18                    14750.75
  1994/12/31      16545.83                    15480.47                    15729.04                    14852.53
  1995/01/31      16467.62                    15843.92                    16136.89                    15146.61
  1995/02/28      16970.37                    16365.22                    16765.74                    15507.10
  1995/03/31      17364.23                    16694.91                    17260.50                    15601.69
  1995/04/30      17713.31                    17083.40                    17768.82                    15820.11
  1995/05/31      18096.18                    17757.55                    18479.04                    16432.35
  1995/06/30      18299.44                    18056.91                    18908.31                    16552.31
  1995/07/31      18911.31                    18400.28                    19535.31                    16515.89
  1995/08/31      19001.96                    18517.04                    19584.34                    16715.74
  1995/09/30      19274.21                    19057.74                    20410.80                    16877.88
  1995/10/31      18964.08                    19116.02                    20337.94                    17097.29
  1995/11/30      19641.78                    19734.23                    21230.77                    17353.75
  1995/12/31      20096.64                    20072.79                    21639.68                    17596.70
  1996/01/31      20380.19                    20535.75                    22376.29                    17712.84
  1996/02/29      20640.11                    20507.04                    22583.72                    17404.64
  1996/03/31      20983.70                    20568.11                    22801.20                    17282.80
  1996/04/30      20995.60                    20703.95                    23137.29                    17186.02
  1996/05/31      21126.45                    21007.75                    23734.00                    17151.65
  1996/06/30      21222.26                    21168.38                    23824.43                    17381.48
  1996/07/31      20814.14                    20630.11                    22771.86                    17428.41
  1996/08/31      21006.20                    20877.14                    23252.12                    17398.78
  1996/09/30      21839.35                    21727.42                    24560.75                    17701.52
  1996/10/31      22369.43                    22279.90                    25238.14                    18094.50
  1996/11/30      23495.85                    23442.78                    27145.89                    18403.91
  1996/12/31      23142.16                    23076.93                    26608.13                    18232.75
  1997/01/31      23934.15                    23970.66                    28270.60                    18289.28
  1997/02/28      24296.58                    24107.39                    28492.25                    18335.00
  1997/03/31      23483.76                    23406.01                    27321.50                    18131.48
  1997/04/30      24445.32                    24384.84                    28952.59                    18403.45
  1997/05/31      25433.97                    25368.24                    30715.23                    18578.29
  1997/06/30      26380.76                    26170.89                    32091.27                    18799.37
  1997/07/31      27814.50                    27702.98                    34644.77                    19306.95
  1997/08/31      26585.58                    26677.64                    32703.97                    19142.84
  1997/09/30      27655.94                    27712.25                    34495.17                    19426.16
  1997/10/31      27089.80                    27317.63                    33343.03                    19707.83
  1997/11/30      27740.86                    28126.61                    34886.48                    19798.49
  1997/12/31      28314.31                    28530.01                    35485.48                    19998.46
  1998/01/31      28562.68                    28865.41                    35877.95                    20254.44
  1998/02/28      29673.04                    30105.23                    38465.47                    20238.23
  1998/03/31      30599.01                    31071.19                    40435.28                    20307.04
  1998/04/30      30775.71                    31323.36                    40842.06                    20412.64
  1998/05/31      30731.53                    31119.32                    40139.99                    20606.56
  1998/06/30      31381.11                    31983.36                    41770.47                    20781.37
  1998/07/31      31306.89                    31806.13                    41325.62                    20825.47
  1998/08/31      28234.09                    29254.09                    35350.76                    21164.44
  1998/09/30      29289.87                    30652.46                    37615.33                    21659.93
  1998/10/31      30727.70                    32083.73                    40674.96                    21545.65
  1998/11/30      31923.21                    33323.17                    43140.27                    21667.68
  1998/12/31      33012.94                    34515.30                    45626.01                    21732.84
  1999/01/31      33292.57                    35479.98                    47534.09                    21888.07
  1999/02/28      32799.11                    34570.55                    46056.73                    21505.90
  1999/03/31      33470.09                    35477.18                    47899.46                    21625.23
  1999/04/30      34664.27                    36346.58                    49754.61                    21693.78
  1999/05/31      33619.36                    35703.76                    48579.90                    21502.87
  1999/06/30      34573.47                    36847.08                    51276.09                    21434.20
  1999/07/30      33820.78                    36094.96                    49675.25                    21347.00
IMATRL PRASUN   SHR__CHT 19990731 19990817 150125 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Puritan Fund on July 31, 1989. As the chart shows, by July 31, 1999, the value of the investment would have grown to $33,821 - a 238.21% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the Standard & Poor's 500 Index would have grown to $49,675 - a 396.75% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $21,347 - a 113.47% increase. You can also look at how the Fidelity Balanced Composite Index did over the same period. The composite index combines the total returns of the Standard & Poor's 500 Index (60%) and the Lehman Brothers Aggregate Bond Index (40%). With dividends and interest, if any, reinvested, the same $10,000 would have grown to $36,095 - a 260.95% increase.

(checkmark)
UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

FUND TALK: THE MANAGER'S OVERVIEW

MARKET RECAP

One big question on investors' minds
throughout the 12-month period was,
"What will the Federal Reserve Board
do next?" After a series of
interest-rate cuts by the Fed in the
fall of 1998, a buoyant domestic
economy, combined with signs of
improvement overseas, caused
nervousness about inflationary
pressures and resulted in a shift in
Fed policy to a tightening bias in May.
While the equity markets churned in
response to prospects of higher
interest rates, the bond market sold
off. For the 12-month period that
ended July 31, 1999, the Standard &
Poor's 500 Index posted a total return
of 20.20%. In comparison, the
Lehman Brothers Aggregate Bond
Index - a broad measure of the
U.S. taxable investment-grade bond
market - returned 2.49% during
the same period. On June 30, 1999, in
a surprising change of events
following the Fed's decision to
increase the federal-funds rate from
4.75% to 5.00%, they caught the
markets off-guard with another shift
in monetary policy, switching from a
tightening bias to neutral. While the
bond market showed some signs of
strength in mid-July, a
larger-than-expected increase in the
employment-cost index caused
further volatility. As stock and bond
prices faltered in response, many
market watchers felt there was a
strong possibility that the Fed would
raise interest rates at its August
meeting.

(photograph of Bettina Doulton)

An interview with Bettina Doulton, Portfolio Manager of Fidelity
Puritan Fund

Q. HOW DID THE FUND PERFORM, BETTINA?

A. Given the fund's mix of equities and bonds, its performance typically falls between the returns of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. For the 12-month period ending July 31, 1999, the fund returned 8.03%. Meanwhile, the S&P 500 and the Lehman Brothers Aggregate Bond Index returned 20.20% and 2.49%, respectively. The fund underperformed the 9.57% one-year return of the balanced funds average, as tracked by Lipper Inc.

Q. WHY DID THE FUND TRAIL THE BALANCED FUNDS AVERAGE OVER THE PAST
YEAR?

A. It really came down to portfolio construction. The fund's equity subportfolio is managed in a more conservative, equity-income style compared to its more growth-oriented peers. That means the fund focuses on investments with higher dividend yields, bypassing low-yielding, high price-to-earnings growth stocks such as Microsoft. This led to an underweighting in technology, a sector that has driven the majority of the market's double-digit gains for the past several years.

Q. WHERE DID YOU FIND OPPORTUNITIES TO BOOST PERFORMANCE?

A. Overweighting the energy sector relative to my peers proved beneficial. From March through the period's close, we saw a rapid shift from larger, more predictable earners to smaller value and cyclical stocks. Against this backdrop, compounded by OPEC's production cuts which pushed oil prices higher, energy stocks rebounded. In response, I selectively added to the fund's exposure in integrated oil and energy services stocks, including Exxon and Halliburton. BP Amoco and Halliburton were two of the strongest contributors to performance. Overweighting the media and leisure sector also helped. Its strong performance was led by Time Warner, whose returns rose from a combination of underlying profit growth and capital discipline.

Q. HOW DID THE FINANCE SECTOR - THE FUND'S LARGEST SECTOR WEIGHTING -
PERFORM?

A. It's performance was exceptionally volatile during the past 12 months and was somewhat of a drag on total return. Early in the period, liquidity - or lack thereof - was a huge concern. The Russian debt default, which triggered a crisis in the fixed-income markets, left finance stocks battered. But when the Federal Reserve Board stepped in with three interest-rate cuts, finance stocks enjoyed a terrific October-through-May run. Unfortunately, they gave some of that performance back late in the period as concerns grew about inflation and rising interest rates. Within the finance sector, my focus was on names with strong, revenue-driven earnings growth and reasonable valuations. American Express is one example. It has a terrific brand franchise with a global credit card base that's doing extremely well both internationally and domestically. American Express and Citigroup were top contributors to fund performance over the past year.

Q. WHICH STOCKS HAVEN'T LIVED UP TO YOUR EXPECTATIONS?

A. Fannie Mae and Freddie Mac, which provide housing-related financial services, were disappointments. Concerns about growth rates, pricing wars and rising mortgage rates drove their stock prices down. I remain optimistic that the relative performance of these stocks will recover, driven by continued strong fundamentals. Philip Morris also performed poorly, as ongoing litigation liabilities continued to batter the stock.

Q. HOW DID THE FUND'S BOND SUBPORTFOLIO FARE?

A. Portfolio construction was again an issue here. Relative to its peers and the Lehman Brothers Aggregate Bond Index, the fund was overweighted in corporates and mortgages and underweighted in government securities. This was a significant detractor in the early months of the period as investors fled to Treasuries during the emerging markets crisis in the third quarter of 1998. While that underperformance was mostly recovered during the last nine months of the period, the fund's high-grade, fixed-income component was somewhat lackluster overall.

Q. WHAT'S YOUR OUTLOOK, BETTINA?

A. The huge valuation gaps that existed for nearly two years have closed. The question now is what will do well going forward. For the first time in many years, no industry group appears compelling enough based on fundamentals and valuations to warrant a significant overweighting. As such, I believe individual stock selection - including avoiding disappointments - will be critical for fund performance differentiation. Currently, I'm considering opportunities in Europe, a market that appears poised to perform well, where there exists some potentially interesting restructuring stories and value stocks.

(checkmark)
FUND FACTS

GOAL: high income with
preservation of capital. The
fund also considers the
potential for growth of
capital

FUND NUMBER: 004

TRADING SYMBOL: FPURX

START DATE: April 16, 1947
SIZE: as of July 31, 1999,
more than $25.7 billion

MANAGER: Bettina Doulton,
since 1996; manager, Fidelity
Equity Income II Fund, since
1996; Fidelity Value Fund,
1995-1996; joined
Fidelity in 1986

BETTINA DOULTON ON THE
NEAR-TERM PROSPECTS FOR
INFLATION:

"The prospects of accelerating
domestic and global economies, as
well as wage pressures and tight labor
markets in the U.S., are driving the
market's and the Federal Reserve
Board's concerns about inflation.
However, after recent visits to
Southeast Asia and the U.K., and
continuous discussions with
corporate America, I'm not overly
worried about inflation. Corporations
continue to believe that there's no
flexibility to dramatically increase
prices, and recognize the need to
offset any cost pressures with
productivity improvements.

"Secondarily, there's a lot of
industrial capacity out there.
Typically, if the vast majority of
capacity is in use, economists worry
that bottlenecks may form and
create inflationary pressure. And
while, yes, operating rates are
improving, I still see excess capacity
in most basic industries, especially
internationally. Additionally, there
are other deflationary pressures,
including improved technology and
manufacturing techniques, and
industry consolidation, all of which
reduce unit costs. The same is true
of the Internet, which I believe will
dramatically increase
corporate productivity, and thus is
also deflationary. It improves
employee productivity,
streamlines order processing and
inventory management. When I add
all of these factors up, I'm not overly
concerned about the near-term
prospects for increased inflation."
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

INVESTMENT CHANGES

TOP FIVE STOCKS AS OF JULY
31, 1999

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE STOCKS 6 MONTHS AGO

Citigroup, Inc.                 2.7                      2.1

Chase Manhattan Corp.           2.6                      2.5

Exxon Corp.                     2.5                      1.0

Fannie Mae                      2.4                      1.7

American Express Co.            2.3                      2.1

TOP FIVE BOND ISSUERS AS OF
JULY 31, 1999

(WITH MATURITIES MORE THAN     % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
ONE YEAR)                                               THESE ISSUERS 6 MONTHS AGO

Fannie Mae                      7.9                      7.7

U.S. Treasury Obligations       3.4                      2.8

Government National Mortgage    2.1                      1.6
Association

CS First Boston Mortgage        0.5                      0.4
Securities Corp.

TCI Communications Inc.         0.4                      0.4

TOP FIVE MARKET SECTORS AS OF
JULY 31, 1999

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE MARKET SECTORS 6
                                                        MONTHS AGO

FINANCE                         19.4                     19.4

UTILITIES                       9.4                      10.8

ENERGY                          8.7                      4.7

MEDIA & LEISURE                 7.8                      7.9

TECHNOLOGY                      6.9                      5.8


ASSET ALLOCATION (% OF FUND'S
INVESTMENTS)

AS OF JULY 31, 1999 *

                           Stocks 63.7%

                           Bonds 31.4%

                           Convertible Securities 0.8%

                           Short-term  Investments 4.1%

* FOREIGN  INVESTMENTS                                   7.7%

AS OF JANUARY 31, 1999 **

                           Stocks 64.4%

                           Bonds 31.9%

                           Convertible  Securities 0.8%

                           Short-term  Investments 2.9%

* FOREIGN  INVESTMENTS                                   7.7%


Row: 1, Col: 1, Value: 63.7
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 31.4
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.8
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 4.1

Row: 1, Col: 1, Value: 64.40000000000001
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 31.9
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.8
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 2.9

INVESTMENTS JULY 31, 1999
Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 62.7%

                                 SHARES                    VALUE (NOTE 1) (000S)

AEROSPACE & DEFENSE - 2.4%

AEROSPACE & DEFENSE - 1.7%

AlliedSignal, Inc.                796,800                  $ 51,543

Boeing Co.                        1,331,600                 60,421

Textron, Inc.                     2,814,500                 231,493

United Technologies Corp.         1,235,400                 82,386

                                                            425,843

SHIP BUILDING & REPAIR - 0.7%

General Dynamics Corp.            2,652,700                 178,560

TOTAL AEROSPACE & DEFENSE                                   604,403

BASIC INDUSTRIES - 2.7%

CHEMICALS & PLASTICS - 1.7%

Dow Chemical Co.                  402,600                   49,922

E.I. du Pont de Nemours and       2,038,200                 146,878
Co.

Engelhard Corp.                   1,280,300                 28,567

Lyondell Chemical Co.             1,000,000                 18,250

PPG Industries, Inc.              200,000                   11,925

Praxair, Inc.                     2,371,100                 109,367

Rohm & Haas Co.                   1,707,600                 72,786

                                                            437,695

IRON & STEEL - 0.0%

Allegheny Teledyne, Inc.          263,100                   5,640

METALS & MINING - 1.0%

Alcoa, Inc.                       4,180,000                 250,278

TOTAL BASIC INDUSTRIES                                      693,613

CONSTRUCTION & REAL ESTATE -
0.3%

BUILDING MATERIALS - 0.3%

Masco Corp.                       2,201,200                 65,486

ENGINEERING - 0.0%

Fluor Corp.                       317,700                   12,728

REAL ESTATE INVESTMENT TRUSTS
- 0.0%

Equity Residential Properties     5,600                     231
Trust (SBI)

TOTAL CONSTRUCTION & REAL                                   78,445
ESTATE

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

DURABLES - 0.8%

CONSUMER DURABLES - 0.7%

Minnesota Mining &                2,097,500                $ 184,449
Manufacturing Co.

TEXTILES & APPAREL - 0.1%

NIKE, Inc. Class B                480,100                   24,965

TOTAL DURABLES                                              209,414

ENERGY - 8.1%

ENERGY SERVICES - 1.4%

Baker Hughes, Inc.                433,600                   15,095

Halliburton Co.                   5,224,200                 240,966

R&B Falcon Corp. warrants         9,992                     1,199
5/1/09 (a)(g)

Schlumberger Ltd.                 1,853,700                 112,265

                                                            369,525

OIL & GAS - 6.7%

Atlantic Richfield Co.            1,550,400                 139,633

BP Amoco PLC                      9,463,512                 182,764

BP Amoco PLC sponsored ADR        3,509,019                 406,608

Burlington Resources, Inc.        1,181,300                 52,199

Exxon Corp.                       8,221,000                 652,542

Mobil Corp.                       300,000                   30,675

Royal Dutch Petroleum Co. (NY     550,500                   33,581
Registry Gilder 1.25)

Total Fina SA:

Class B (a)                       655,800                   83,521

sponsored ADR (a)                 978,800                   62,276

USX-Marathon Group                2,532,800                 76,934

                                                            1,720,733

TOTAL ENERGY                                                2,090,258

FINANCE - 15.0%

BANKS - 3.0%

Bank of America Corp.             966,000                   64,118

Bank of New York Co., Inc.        1,123,900                 41,514

Chase Manhattan Corp.             8,701,800                 668,951

                                                            774,583

CREDIT & OTHER FINANCE - 6.2%

American Express Co.              4,546,427                 598,992

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

FINANCE - CONTINUED

CREDIT & OTHER FINANCE -
CONTINUED

Associates First Capital          6,381,110                $ 244,476
Corp. Class A

Citigroup, Inc.                   15,451,329                688,550

Household International, Inc.     1,626,701                 69,846

Olympic Financial Ltd.            361                       0
warrants 3/15/07 (a)

                                                            1,601,864

FEDERAL SPONSORED CREDIT - 4.4%

Fannie Mae                        8,977,050                 619,416

Freddie Mac                       8,645,100                 496,013

                                                            1,115,429

INSURANCE - 1.4%

American International Group,     763,700                   88,685
Inc.

Hartford Financial Services       3,465,300                 187,126
Group, Inc.

MBIA, Inc.                        1,310,770                 75,042

                                                            350,853

SECURITIES INDUSTRY - 0.0%

ECM Corp. LP (g)                  6,318                     556

TOTAL FINANCE                                               3,843,285

HEALTH - 5.2%

DRUGS & PHARMACEUTICALS - 4.0%

Bristol-Myers Squibb Co.          5,640,500                 375,093

Lilly (Eli) & Co.                 3,116,500                 204,520

Merck & Co., Inc.                 3,839,700                 259,900

Schering-Plough Corp.             4,163,600                 204,016

                                                            1,043,529

MEDICAL EQUIPMENT & SUPPLIES
- 1.2%

Abbott Laboratories               3,171,100                 136,159

Baxter International, Inc.        271,400                   18,642

Johnson & Johnson                 1,614,100                 148,699

                                                            303,500

TOTAL HEALTH                                                1,347,029

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

INDUSTRIAL MACHINERY &
EQUIPMENT - 5.2%

ELECTRICAL EQUIPMENT - 2.5%

ABB Ltd. (Sweden) (a)             572,552                  $ 55,052

General Electric Co.              5,250,900                 572,348

Honeywell, Inc.                   184,000                   22,046

                                                            649,446

INDUSTRIAL MACHINERY &
EQUIPMENT - 2.5%

Caterpillar, Inc.                 500,000                   29,313

Cooper Industries, Inc.           151,600                   8,319

Deere & Co.                       2,528,500                 96,715

Illinois Tool Works, Inc.         535,800                   39,817

Ingersoll-Rand Co.                1,385,100                 89,079

Parker-Hannifin Corp.             662,700                   31,271

Tyco International Ltd.           3,682,012                 359,687

                                                            654,201

POLLUTION CONTROL - 0.2%

Browning-Ferris Industries,       970,400                   43,547
Inc.

TOTAL INDUSTRIAL MACHINERY &                                1,347,194
EQUIPMENT

MEDIA & LEISURE - 4.4%

BROADCASTING - 1.8%

Benedek Communications Corp.      51,900                    104
warrants 7/1/07 (a)

CBS Corp. (a)                     3,210,200                 141,048

Comcast Corp. Class A             400,000                   15,400
(special)

CS Wireless Systems, Inc.         911                       0
(a)(g)

MediaOne Group, Inc.              845,500                   61,193

NTL, Inc. warrants 12/31/08       16,463                    823
(a)

Teletrac Holdings, Inc.           2,910                     1
warrants 8/1/07 (a)

Time Warner, Inc.                 3,390,201                 244,094

UIH Australia/Pacific, Inc.       26,110                    783
warrants 5/15/06 (a)

                                                            463,446

ENTERTAINMENT - 1.2%

Alliance Gaming Corp. (a)(j)      3,043                     12

Cedar Fair LP (depository         196,500                   4,409
unit)

Disney (Walt) Co.                 2,341,700                 64,689

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

MEDIA & LEISURE - CONTINUED

ENTERTAINMENT - CONTINUED

News Corp. Ltd. sponsored:

ADR                               1,256,000                $ 43,803

ADR (ltd. vtg.)                   831,200                   26,287

Viacom, Inc. Class B              3,891,100                 163,183
(non-vtg.) (a)

                                                            302,383

LODGING & GAMING - 0.0%

Motels of America, Inc. (a)       3,000                     56

PUBLISHING - 0.7%

McGraw-Hill Companies, Inc.       3,588,000                 182,540

RESTAURANTS - 0.7%

McDonald's Corp.                  4,639,900                 193,426

TOTAL MEDIA & LEISURE                                       1,141,851

NONDURABLES - 3.3%

BEVERAGES - 0.1%

Brown-Forman Corp. Class B        399,600                   24,775

FOODS - 0.5%

Dean Foods Co.                    1,175,800                 51,000

Flowers Industries, Inc.          3,200,200                 53,403

Nabisco Group Holdings Corp.      1,221,100                 22,896

Nabisco Holdings Corp. Class A    278,800                   11,605

                                                            138,904

HOUSEHOLD PRODUCTS - 1.9%

Avon Products, Inc.               2,950,500                 134,248

Clorox Co.                        80,200                    8,982

Colgate-Palmolive Co.             428,000                   21,133

Unilever NV NY Shares             3,535,196                 247,022

Unilever PLC                      7,045,982                 67,818

                                                            479,203

TOBACCO - 0.8%

British American Tobacco PLC      2,189,600                 18,474

Philip Morris Companies, Inc.     4,622,440                 172,186

                                                            190,660

TOTAL NONDURABLES                                           833,542

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

RETAIL & WHOLESALE - 2.4%

APPAREL STORES - 0.0%

Mothers Work, Inc. (a)(j)         2,416                    $ 36

GENERAL MERCHANDISE STORES -
1.1%

Dayton Hudson Corp.               793,600                   51,336

Federated Department Stores,      554,000                   28,427
Inc. (a)

Nordstrom, Inc.                   1,867,700                 58,716

Saks, Inc. (a)                    1,766,360                 40,626

Wal-Mart Stores, Inc.             2,247,800                 94,970

                                                            274,075

GROCERY STORES - 1.2%

Albertson's, Inc.                 2,913,639                 144,771

Kroger Co. (a)                    6,154,200                 161,932

                                                            306,703

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.1%

Home Depot, Inc.                  352,900                   22,519

TOTAL RETAIL & WHOLESALE                                    603,333

SERVICES - 0.0%

Block (H&R), Inc.                 180,000                   9,833

TECHNOLOGY - 6.1%

COMMUNICATIONS EQUIPMENT - 0.1%

Tellabs, Inc. (a)                 452,000                   27,826

COMPUTER SERVICES & SOFTWARE
- 2.0%

Electronic Data Systems Corp.     870,500                   52,502

International Business            3,752,600                 471,655
Machines Corp.

                                                            524,157

COMPUTERS & OFFICE EQUIPMENT
- 3.7%

Compaq Computer Corp.             992,000                   23,808

EMC Corp. (a)                     630,000                   38,154

Hewlett-Packard Co.               2,439,300                 255,364

Pitney Bowes, Inc.                6,105,480                 388,461

Xerox Corp.                       4,931,700                 240,420

                                                            946,207

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

ELECTRONICS - 0.3%

Insilco Corp. warrants            5,660                    $ 0
8/15/07 (a)

Texas Instruments, Inc.           547,700                   78,869

                                                            78,869

TOTAL TECHNOLOGY                                            1,577,059

TRANSPORTATION - 1.2%

RAILROADS - 1.2%

Burlington Northern Santa Fe      5,905,700                 188,982
Corp.

CSX Corp.                         1,555,700                 75,354

Union Pacific Corp.               888,500                   48,257

                                                            312,593

UTILITIES - 5.6%

CELLULAR - 0.5%

ALLTEL Corp.                      1,658,300                 119,087

Loral Orion Network Systems,
Inc.:

warrants 1/15/07 (CV ratio        41,555                    249
 .47) (a)

warrants 1/15/07 (CV ratio        8,090                     65
 .6) (a)

McCaw International Ltd.          40,960                    102
warrants 4/15/07 (a)(g)

Orbital Imaging Corp.             1,120                     28
warrants 3/1/05 (a)(g)

                                                            119,531

ELECTRIC UTILITY - 0.6%

CMS Energy Corp.                  1,701,500                 63,594

Entergy Corp.                     1,292,000                 39,164

PG&E Corp.                        1,967,000                 62,206

                                                            164,964

GAS - 0.1%

Enron Corp.                       389,500                   33,181

TELEPHONE SERVICES - 4.4%

Ameritech Corp.                   1,941,100                 142,186

AT&T Corp.                        7,710,150                 400,446

KMC Telecom Holdings, Inc.        5,620                     14
warrants 4/15/08 (a)(g)

MCI WorldCom, Inc. (a)            2,657,100                 219,211

Optel Communications Corp.        1,706,343                 17
warrants 12/29/04 (a)(j)

Pathnet, Inc. warrants            12,390                    124
4/15/08 (a)(g)

Rhythms NetConnections, Inc.      56,650                    6,795
warrants 5/15/08 (a)(g)

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

SBC Communications, Inc.          5,144,600                $ 294,207

Sprint Corp. (FON Group)          1,080,600                 55,854

                                                            1,118,854

TOTAL UTILITIES                                             1,436,530

TOTAL COMMON STOCKS                                         16,128,382
(Cost $11,415,733)

PREFERRED STOCKS - 1.6%



CONVERTIBLE PREFERRED STOCKS
- 0.6%

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.1%

ELECTRICAL EQUIPMENT - 0.1%

Loral Space & Communications      275,000                   14,438
Ltd. Series C, $3.00 (g)

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.0%

Ingersoll Rand Co./Ingersoll      30,800                    924
Rand Finance  $1.68 Income
PRIDES

TOTAL INDUSTRIAL MACHINERY &                                15,362
EQUIPMENT

MEDIA & LEISURE - 0.5%

BROADCASTING - 0.4%

MediaOne Group, Inc.              1,194,600                 112,292
(Vodafone AirTouch PLC)
$3.63 PIES

LODGING & GAMING - 0.1%

Host Marriott Financial Trust     534,900                   19,825
$3.375 QUIPS (g)

TOTAL MEDIA & LEISURE                                       132,117

TOTAL CONVERTIBLE PREFERRED                                 147,479
STOCKS

NONCONVERTIBLE PREFERRED
STOCKS - 1.0%

ENERGY - 0.0%

ENERGY SERVICES - 0.0%

R&B Falcon Corp. $0.00 (a)(g)     10,373                    9,336

PREFERRED STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

NONCONVERTIBLE PREFERRED
STOCKS - CONTINUED

FINANCE - 0.0%

INSURANCE - 0.0%

American Annuity Group            6,030                    $ 6,165
Capital Trust II 8.875%

HEALTH - 0.1%

MEDICAL FACILITIES MANAGEMENT
- 0.1%

Fresenius Medical Care            14,190                    13,314
Capital Trust II 7.875%

MEDIA & LEISURE - 0.3%

BROADCASTING - 0.3%

Adelphia Communications Corp.     38,030                    4,164
$13.00

Citadel Broadcasting Co.          60,442                    7,011
Series B, 13.25% pay-in-kind

CSC Holdings, Inc.:

11.125% pay-in-kind               292,250                   31,709

Series H, 11.75% pay-in-kind      152,285                   16,675

Granite Broadcasting Corp.        6,805                     6,669
12.75% pay-in-kind

                                                            66,228

PUBLISHING - 0.0%

PRIMEDIA, Inc. 8.625%             74,220                    6,680

TOTAL MEDIA & LEISURE                                       72,908

TECHNOLOGY - 0.0%

COMPUTER SERVICES & SOFTWARE
- 0.0%

Concentric Network Corp.          5,168                     4,806
13.5% pay-in-kind

COMPUTERS & OFFICE EQUIPMENT
- 0.0%

Ampex Corp. 8% non-cumulative     779                       1,215
(a)

TOTAL TECHNOLOGY                                            6,021

UTILITIES - 0.6%

CELLULAR - 0.3%

Nextel Communications, Inc.:

11.125% pay-in-kind               36,498                    37,228

Series D, 13% pay-in-kind         26,792                    28,132

                                                            65,360

ELECTRIC UTILITY - 0.0%

Entergy Gulf States, Inc.         32,305                    3,231
Series A, adj. rate

PREFERRED STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

NONCONVERTIBLE PREFERRED
STOCKS - CONTINUED

UTILITIES - CONTINUED

TELEPHONE SERVICES - 0.3%

e.spire Communications, Inc.:

$127.50 pay-in-kind               8,828                    $ 3,708

14.75% pay-in-kind                2,693                     1,239

ICG Holdings, Inc.:

14% pay-in-kind                   2                         2

14.25% pay-in-kind                17,007                    16,837

Intermedia Communications,        19,031                    18,175
Inc. 13.5% pay-in-kind

IXC Communications, Inc.          10,728                    11,479
12.5% pay-in-kind

NEXTLINK Communications, Inc.     609,043                   30,452
14% pay-in-kind

WinStar Communications, Inc.      5,509                     4,572
14.25% (a)

                                                            86,464

TOTAL UTILITIES                                             155,055

TOTAL NONCONVERTIBLE                                        262,799
PREFERRED STOCKS

TOTAL PREFERRED STOCKS                                      410,278
(Cost $396,106)



CORPORATE BONDS - 15.5%

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)

CONVERTIBLE BONDS - 0.2%

MEDIA & LEISURE - 0.2%

PUBLISHING - 0.2%

News America Holdings, Inc.       Baa3      $ 78,390                              56,637
liquid yield  option notes
0% 3/11/13

UTILITIES - 0.0%

TELEPHONE SERVICES - 0.0%

GST Telecommunications, Inc.      -          40                                   40
0% 12/15/05 (e)(g)

TOTAL CONVERTIBLE BONDS                                                           56,677

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS - 15.3%

AEROSPACE & DEFENSE - 0.2%

DEFENSE ELECTRONICS - 0.2%

Raytheon Co.:

5.95% 3/15/01                     Baa1      $ 24,250                             $ 24,114

6.3% 8/15/00                      Baa1       5,000                                5,007

6.45% 8/15/02                     Baa1       11,360                               11,313

                                                                                  40,434

BASIC INDUSTRIES - 0.6%

CHEMICALS & PLASTICS - 0.4%

Huntsman Corp.:

9.5% 7/1/07 (g)                   B2         22,170                               21,062

9.5% 7/1/07 (g)                   B2         5,960                                5,662

Huntsman ICI Chemicals LLC        B2         6,970                                6,935
10.125% 7/1/09 (g)

Koppers Industries, Inc.          B2         6,365                                6,174
9.875% 12/1/07

Lyondell Chemical Co.:

9.625% 5/1/07 (g)                 Ba3        10,390                               10,546

9.875% 5/1/07 (g)                 Ba3        10,540                               10,645

10.875% 5/1/09 (g)                B2         7,120                                7,262

Monsanto Co. 5.75% 12/1/05 (g)    A2         3,000                                2,858

Rohm & Haas Co. 7.85% 7/15/29     A3         12,700                               12,759
(g)

Zeneca Specialty Chemicals        B2         6,700                                6,734
PLC 11% 7/1/09 (g)

                                                                                  90,637

METALS & MINING - 0.0%

Kaiser Aluminum & Chemical
Corp.:

9.875% 2/15/02                    B1         1,430                                1,426

12.75% 2/1/03                     B3         2,540                                2,553

Metals USA, Inc. 8.625%           B2         7,030                                6,643
2/15/08

                                                                                  10,622

PACKAGING & CONTAINERS - 0.1%

Gaylord Container Corp.           Caa1       10,200                               9,435
9.375% 6/15/07

Packaging Corp. of America        B3         10,230                               10,383
9.625% 4/1/09 (g)

                                                                                  19,818

PAPER & FOREST PRODUCTS - 0.1%

APP Finance II Mauritius Ltd.     B3         11,905                               7,143
12% 3/15/04

Container Corp. of America        B2         1,020                                1,044
gtd. 9.75% 4/1/03

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

BASIC INDUSTRIES - CONTINUED

PAPER & FOREST PRODUCTS -
CONTINUED

Doman Industries Ltd. 12%         B3        $ 950                                $ 941
7/1/04 (g)

Fort James Corp. 6.625%           Baa2       3,010                                2,965
9/15/04

Indah Kiat Finance Mauritius      Caa1       3,470                                2,186
Ltd. 10% 7/1/07

Millar Western Forest             B3         10,880                               10,608
Products Ltd.  9.875% 5/15/08

Pindo Deli Finance Mauritius      Caa1       2,740                                1,781
Ltd.  10.25% 10/1/02

Stone Container Corp.:

10.75% 10/1/02                    B1         5,340                                5,527

12.58% 8/1/16 (i)                 B2         810                                  883

Tjiwi Kimia Finance Mauritius     Caa1       3,160                                1,991
Ltd. 10% 8/1/04

                                                                                  35,069

TOTAL BASIC INDUSTRIES                                                            156,146

CONSTRUCTION & REAL ESTATE -
0.3%

CONSTRUCTION - 0.0%

Del Webb Corp. 10.25% 2/15/10     B2         5,450                                5,396

Great Lakes Dredge & Dock         B3         7,800                                8,112
Corp.  11.25% 8/15/08

                                                                                  13,508

REAL ESTATE - 0.1%

Duke Realty LP 7.3% 6/30/03       Baa1       10,000                               10,025

LNR Property Corp. 9.375%         B1         13,585                               12,634
3/15/08

                                                                                  22,659

REAL ESTATE INVESTMENT TRUSTS
- 0.2%

CenterPoint Properties Trust      Baa2       8,720                                8,166
6.75% 4/1/05

Equity Office Properties Trust:

6.625% 2/15/05                    Baa1       10,300                               9,812

6.75% 2/15/08                     Baa1       17,690                               16,497

7.25% 2/15/18                     Baa1       6,005                                5,376

ProLogis Trust 6.7% 4/15/04       Baa1       4,865                                4,666

                                                                                  44,517

TOTAL CONSTRUCTION & REAL                                                         80,684
ESTATE

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

DURABLES - 0.1%

AUTOS, TIRES, & ACCESSORIES -
0.1%

Blue Bird Body Co. 10.75%         B2        $ 4,340                              $ 4,600
11/15/06

Ford Motor Co. 7.45% 7/16/31      A1         10,250                               10,071

                                                                                  14,671

CONSUMER DURABLES - 0.0%

Corning Consumer Products Co.     B3         6,420                                5,329
 9.625% 5/1/08

HOME FURNISHINGS - 0.0%

Omega Cabinets Ltd. 10.5%         B3         2,440                                2,379
6/15/07

TEXTILES & APPAREL - 0.0%

Synthetic Industries, Inc.        B2         5,820                                5,835
9.25% 2/15/07

Worldtex, Inc. 9.625% 12/15/07    B1         4,840                                4,308

                                                                                  10,143

TOTAL DURABLES                                                                    32,522

ENERGY - 0.6%

COAL - 0.1%

P&L Coal Holdings Corp.:

8.875% 5/15/08                    Ba3        1,920                                1,891

9.625% 5/15/08                    B2         16,580                               16,166

                                                                                  18,057

ENERGY SERVICES - 0.1%

Baker Hughes, Inc. 6.875%         A2         4,690                                4,343
1/15/29 (g)

R&B Falcon Corp. 12.25%           Ba3        3,950                                4,098
3/15/06

RBF Finance Co.:

11% 3/15/06                       Ba3        5,130                                5,284

11.375% 3/15/09                   Ba3        2,460                                2,546

                                                                                  16,271

OIL & GAS - 0.4%

Anadarko Petroleum Corp. 7.2%     Baa1       23,125                               21,207
3/15/29

Apache Corp.:

7.625% 7/1/19                     Baa1       23,000                               22,281

7.7% 3/15/26                      Baa1       4,785                                4,700

Apache Finance Property Ltd.      Baa1       5,010                                4,709
6.5% 12/15/07

Belden & Blake Corp. 9.875%       Caa1       2,530                                1,898
6/15/07

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

ENERGY - CONTINUED

OIL & GAS - CONTINUED

Chesapeake Energy Corp.:

7.875% 3/15/04                    B3        $ 1,160                              $ 1,015

8.5% 3/15/12                      B3         1,120                                896

9.625% 5/1/05                     B3         7,886                                7,275

Conoco, Inc.:

5.9% 4/15/04                      A3         7,300                                7,042

6.95% 4/15/29                     A3         12,215                               11,285

Flores & Rucks, Inc. 9.75%        B1         8,080                                8,322
10/1/06

Great Lakes Carbon Corp.          B3         11,015                               10,795
10.25% 5/15/08 pay-in-kind

Ocean Energy, Inc.:

8.375% 7/1/08                     B1         4,950                                4,764

8.875% 7/15/07                    B1         1,080                                1,072

Plains Resources, Inc.:

Series B 10.25% 3/15/06           B2         5,530                                5,613

Series D, 10.25% 3/15/06          B2         1,905                                1,934

Seven Seas Petroleum, Inc.        Caa1       1,670                                668
12.5% 5/15/05

                                                                                  115,476

TOTAL ENERGY                                                                      149,804

FINANCE - 4.4%

BANKS - 2.1%

ABN-Amro Bank NV, Chicago         A1         28,500                               28,454
6.625% 10/31/01

Banco Latinoamericano             Baa2       10,550                               10,468
Exportaciones SA euro 6.9%
12/4/99 (g)

Bank of New York                  A1         20,000                               19,295
Institutional Capital Trust
A 7.78% 12/1/26 (g)

BankAmerica Corp.:

6.625% 6/15/04                    Aa2        14,905                               14,735

10% 2/1/03                        Aa3        2,990                                3,256

BankBoston Corp. 6.625% 2/1/04    A3         9,640                                9,494

BankBoston NA 6.375% 3/25/08      A2         2,650                                2,477

BanPonce Financial Corp.:

6.66% 3/26/01                     A3         10,000                               9,994

6.75% 8/9/01                      A3         18,240                               18,154

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

FINANCE - CONTINUED

BANKS - CONTINUED

Barclays Bank PLC yankee:

5.875% 7/15/00                    A1        $ 37,000                             $ 36,878

5.95% 7/15/01                     A1         43,800                               43,362

Capital One Bank:

6.375% 2/15/03                    Baa2       20,000                               19,431

6.42% 11/12/99                    Baa3       25,000                               25,043

Capital One Financial Corp.       Baa3       20,300                               19,292
7.125% 8/1/08

Chase Manhattan Corp. 5.5%        Aa3        8,700                                8,609
2/15/01

First Chicago NBD                 A1         18,500                               17,686
Institutional Capital B
7.75% 12/1/26 (g)

First USA Bank 7.65% 8/1/03       Aa3        12,500                               12,813

Kansallis-Osake-Pankki (NY        A2         5,285                                5,687
Branch) yankee  10% 5/1/02

Korea Development Bank:

6.625% 11/21/03                   Baa3       14,825                               13,943

7.125% 9/17/01                    Baa3       4,385                                4,301

MBNA Corp.:

6.34% 6/2/03                      Baa2       6,475                                6,281

6.875% 11/15/02                   Baa2       29,550                               29,425

Merchants National Corp.          A2         6,850                                6,896
9.875% 10/1/99

Midlantic Corp. 9.2% 8/1/01       A3         11,550                               12,058

NationsBank NA 5.92% 6/8/01       Aa2        18,500                               18,226

NB Capital Trust IV 8.25%         Aa2        11,600                               11,472
4/15/27

Provident Bank 6.125% 12/15/00    A3         27,500                               27,291

Providian National Bank:

6.25% 5/7/01                      Baa3       20,195                               19,929

6.75% 3/15/02                     Baa3       7,805                                7,750

Sanwa Finance Aruba A E C         A3         45,800                               45,270
8.35% 7/15/09

Summit Bancorp 8.625% 12/10/02    BBB+       6,750                                7,086

Union Planters National Bank      A3         13,000                               13,091
6.81% 8/20/01

                                                                                  528,147

CREDIT & OTHER FINANCE - 2.2%

Ahmanson Capital Trust I          A3         6,500                                6,543
8.36% 12/1/26 (g)

AMRESCO, Inc.:

9.875% 3/15/05                    Caa3       8,620                                6,508

10% 3/15/04                       Caa3       1,600                                1,240

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

FINANCE - CONTINUED

CREDIT & OTHER FINANCE -
CONTINUED

Associates Corp. of North
America:

6% 4/15/03                        Aa3       $ 9,550                              $ 9,375

6% 7/15/05                        Aa3        45,500                               43,050

AT&T Capital Corp.:

6.25% 5/15/01                     Baa3       40,260                               39,542

7.5% 11/15/00                     Baa3       38,460                               38,610

BankBoston Capital Trust II       A2         20,500                               19,179
7.75% 12/15/26

Chase Capital I 7.67% 12/1/26     Aa3        30,385                               28,643

Citigroup, Inc. 5.8% 3/15/04      Aa2        26,095                               24,897

ContiFinancial Corp. 8.125%       Caa2       1,790                                609
4/1/08

Delta Financial Corp. 9.5%        B3         182                                  158
8/1/04

ERP Operating LP:

6.55% 11/15/01                    A3         7,000                                6,934

7.1% 6/23/04                      A3         10,300                               10,167

Finova Capital Corp. 6.27%        Baa1       2,080                                2,075
9/29/00

First Security Capital I          A3         16,730                               16,657
8.41% 12/15/26

Fleet Capital Trust II 7.92%      A2         5,200                                5,042
12/11/26

Ford Motor Credit Co. 6.5%        A1         24,230                               24,133
2/28/02

GS Escrow Corp. 7.125% 8/1/05     Ba1        36,000                               33,970

Household Finance Corp. 6%        A2         25,000                               25,011
5/8/00

Imperial Credit Capital Trust     B2         3,600                                2,844
I 10.25% 6/14/02

Imperial Credit Industries        B3         9,577                                7,470
9.875% 1/15/07

KeyCorp Institutional Capital     A1         6,000                                5,787
A  7.826% 12/1/26

Lodgian Financing Corp.           B3         4,920                                4,920
12.25% 7/15/09 (g)

Macsaver Financial Services,
Inc.:

7.4% 2/15/02                      Ba2        2,110                                1,772

7.6% 8/1/07                       Ba2        4,270                                3,395

7.875% 8/1/03                     Ba2        5,170                                4,110

Money Store, Inc. 7.3% 12/1/02    A2         13,900                               14,102

Olympic Financial Ltd. 11.5%      B2         1,480                                1,302
3/15/07

PNC Institutional Capital         A2         19,000                               19,133
Trust  8.315% 5/15/27 (g)

PX Escrow Corp. 0% 2/1/06 (e)     B3         2,550                                1,479

Spieker Properties LP 6.8%        Baa2       22,460                               21,888
5/1/04

Sprint Capital Corp.:

5.7% 11/15/03                     Baa1       7,290                                6,966

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

FINANCE - CONTINUED

CREDIT & OTHER FINANCE -
CONTINUED

Sprint Capital Corp.: -
continued

5.875% 5/1/04                     Baa1      $ 27,585                             $ 26,376

6.875% 11/15/28                   Baa1       17,180                               15,360

6.9% 5/1/19                       Baa1       22,995                               21,100

Trizec Finance Ltd. yankee        Baa3       8,968                                9,605
10.875% 10/15/05

U.S. West Capital Funding,        Baa1       17,675                               15,812
Inc.  6.875% 7/15/28

Wells Fargo Capital C Capital     Aa3        50,000                               46,916
Securities  7.73% 12/1/26 (g)

WinStar Equipment II Corp.        CCC+       2,350                                2,444
12.5% 3/15/04

                                                                                  575,124

SAVINGS & LOANS - 0.1%

Long Island Savings Bank FSB:

6.2% 4/2/01                       Baa3       14,750                               14,623

7% 6/13/02                        Baa3       14,850                               14,817

                                                                                  29,440

SECURITIES INDUSTRY - 0.0%

Amvescap PLC yankee 6.375%        A3         13,050                               12,735
5/15/03

ECM Corp. LP 14% 6/10/02 (g)      -          155                                  154

                                                                                  12,889

TOTAL FINANCE                                                                     1,145,600

HEALTH - 0.2%

DRUGS & PHARMACEUTICALS - 0.0%

Global Health Sciences, Inc.      Caa1       5,760                                4,320
11% 5/1/08

MEDICAL EQUIPMENT & SUPPLIES
- 0.0%

Wright Medical Technology,        Caa3       6,440                                3,606
Inc.  11.75% 7/1/00 (i)

MEDICAL FACILITIES MANAGEMENT
- 0.2%

Express Scripts, Inc. 9.625%      Ba2        3,450                                3,502
6/15/09 (g)

Fountain View, Inc. 11.25%        Caa1       6,190                                5,076
4/15/08

Harborside Healthcare Corp.       B3         6,200                                2,294
0% 8/1/08 (e)

Integrated Health Services,
Inc.:

9.25% 1/15/08                     B2         5,283                                3,434

9.5% 9/15/07                      B2         1,715                                1,098

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

HEALTH - CONTINUED

MEDICAL FACILITIES MANAGEMENT
- CONTINUED

Mariner Post-Acute Network,       B3        $ 9,440                              $ 1,510
Inc. 9.5% 11/1/07

Oxford Health Plans, Inc. 11%     Caa1       9,850                                9,899
5/15/05 (g)

Tenet Healthcare Corp.:

7.875% 1/15/03                    Ba1        8,070                                7,919

8.125% 12/1/08                    Ba3        3,980                                3,701

                                                                                  38,433

TOTAL HEALTH                                                                      46,359

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.6%

ELECTRICAL EQUIPMENT - 0.0%

Motors & Gears, Inc. 10.75%       B3         9,890                                9,865
11/15/06

Telex Communications, Inc.        B2         5,330                                3,971
10.5% 5/1/07

                                                                                  13,836

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.3%

Applied Power, Inc. 8.75%         B1         3,960                                3,841
4/1/09

Thermadyne Holdings Corp. 0%      Caa1       11,150                               5,241
6/1/08 (e)

Thermadyne Manufacturing LLC      B3         9,540                                8,109
9.875% 6/1/08

Tokheim Corp. 11.375% 8/1/08      B3         1,760                                1,694
(g)

Tyco International Group SA       Baa1       49,000                               48,642
yankee  6.125% 6/15/01

                                                                                  67,527

POLLUTION CONTROL - 0.3%

Allied Waste North America,       B2         28,820                               28,460
Inc.  10% 8/1/09 (g)

Envirosource, Inc. 9.75%          Caa3       5,930                                3,855
6/15/03

IT Group, Inc. (The) 11.25%       B3         3,280                                3,149
4/1/09 (g)

WMX Technologies, Inc.:

6.25% 10/15/00                    Baa2       11,150                               10,994

7.1% 8/1/26                       Baa2       10,860                               10,531

8.25% 11/15/99                    Baa2       7,050                                7,077

WMX Technologies, Inc. 7.7%       Baa2       10,000                               10,254
10/1/02

                                                                                  74,320

TOTAL INDUSTRIAL MACHINERY &                                                      155,683
EQUIPMENT

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

MEDIA & LEISURE - 2.4%

BROADCASTING - 1.7%

Adelphia Communications Corp.:

7.75% 1/15/09                     B1        $ 12,490                             $ 11,366

9.875% 3/1/07                     B1         4,460                                4,594

Ascent Entertainment Group,       B3         13,310                               9,517
Inc.  0% 12/15/04 (e)

Central European Media            Caa1       1,250                                1,050
Enterprises Ltd.  9.375%
8/15/04

Century Communications Corp.,     Ba3        9,800                                4,214
Series B,  0% 1/15/08

Charter Communications
Holdings LLC/Charter
Communications Holdings
Capital Corp.:

0% 4/1/11 (e)(g)                  B2         6,980                                4,223

8.625% 4/1/09 (g)                 B2         14,820                               14,079

Clear Channel Communications,     Baa3       15,420                               13,886
Inc.  7.25% 10/15/27

Continental Cablevision, Inc.:

8.3% 5/15/06                      Baa3       13,230                               14,015

9% 9/1/08                         Baa3       18,140                               20,134

Diamond Cable Communications      B3         6,360                                5,024
PLC  0% 2/15/07 (e)

Earthwatch, Inc. 0% 7/15/07       -          11,190                               7,749
unit (e)(g)

EchoStar DBS Corp. 9.375%         B2         16,980                               17,022
2/1/09 (g)

Golden Sky DBS, Inc. 0%           Caa1       4,710                                2,732
3/1/07 (e)(g)

International Cabletel, Inc.      B3         20,440                               17,732
0% 2/1/06 (e)

Iridium Operating LLC/Iridium
Capital Corp.:

10.875% 7/15/05 (d)               Caa3       7,710                                1,388

11.25% 7/15/05 (d)                Caa3       7,040                                1,267

LIN Holdings Corp. 0% 3/1/08      B3         6,991                                4,736
(e)

Nielsen Media Research, Inc.      Baa2       11,355                               11,346
7.6% 6/15/09

NTL Communications Corp.          B3         8,890                                9,557
11.5% 10/1/08

NTL, Inc. 0% 4/1/08 (e)           B3         26,005                               17,683

Olympus Communications            B1         10,275                               11,097
LP/Olympus Capital Corp.
10.625% 11/15/06

Satelites Mexicanos SA de CV:

8.75% 6/30/04 (g)(i)              B1         15,084                               14,330

10.125% 11/1/04                   B3         15,780                               12,387

Sinclair Broadcast Group,         B2         3,855                                3,778
Inc. 9% 7/15/07

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

MEDIA & LEISURE - CONTINUED

BROADCASTING - CONTINUED

TCI Communications, Inc.:

8.25% 1/15/03                     A2        $ 23,130                             $ 24,295

8.75% 8/1/15                      A2         38,398                               43,212

9.8% 2/1/12                       A2         20,180                               24,353

TCI Communications Financing      A3         13,120                               14,826
III  9.65% 3/31/27

Telewest PLC 0% 10/1/07 (e)       B1         20,720                               18,441

Time Warner, Inc.:

6.85% 1/15/26                     Baa3       19,000                               18,952

7.75% 6/15/05                     Baa3       10,000                               10,218

8.18% 8/15/07                     Baa3       5,425                                5,693

UIH Australia/Pacific, Inc.:

Series B 0% 5/15/06 (e)           B2         20,450                               15,747

Series D 0% 5/15/06 (e)           B2         4,020                                3,095

United International              B3         15,980                               9,508
Holdings, Inc.  0% 2/15/08
(e)

United Pan-Europe                 B2         17,900                               17,811
Communications NV 10.875%
8/1/09 (g)

                                                                                  441,057

ENTERTAINMENT - 0.3%

AMC Entertainment, Inc.:

9.5% 3/15/09                      B3         6,530                                6,057

9.5% 2/1/11                       B3         5,370                                5,021

Harrahs Operating Co., Inc.       Ba2        6,810                                6,487
7.875% 12/15/05

Hollywood Entertainment Corp.     B3         6,510                                6,315
 10.625% 8/15/04

Paramount Communications,         Baa3       3,325                                3,374
Inc. 7.5% 1/15/02

Premier Parks, Inc. 0% 4/1/08     B3         8,330                                5,498
(e)

Regal Cinemas, Inc. 9.5%          B3         4,500                                4,050
6/1/08

Town Sports International,        B2         3,920                                3,763
Inc.  9.75% 10/15/04 (g)

Viacom, Inc. 6.75% 1/15/03        Baa3       21,600                               21,206

                                                                                  61,771

LEISURE DURABLES & TOYS - 0.0%

Marvel Enterprises, Inc. 12%      -          8,410                                8,284
6/15/09 (g)

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

MEDIA & LEISURE - CONTINUED

LODGING & GAMING - 0.2%

Circus Circus Enterprises,        Ba2       $ 5,380                              $ 4,654
Inc. 7.625% 7/15/13

Horseshoe Gaming LLC:

8.625% 5/15/09 (g)                B2         9,650                                9,264

9.375% 6/15/07                    B2         2,100                                2,121

KSL Recreation Group, Inc.        B3         9,390                                9,484
10.25% 5/1/07

Prime Hospitality Corp.:

9.25% 1/15/06                     Ba2        1,270                                1,273

9.75% 4/1/07                      B1         2,290                                2,238

Signature Resorts, Inc.:

9.25% 5/15/06                     B2         8,500                                8,203

9.75% 10/1/07                     B3         13,770                               12,393

Sun International Hotels          Ba3        4,040                                3,979
Ltd./Sun International North
America, Inc. yankee 9%
3/15/07

                                                                                  53,609

PUBLISHING - 0.1%

News America, Inc. 6.625%         Baa3       4,425                                4,157
1/9/08

Time Warner Entertainment Co.
LP:

7.25% 9/1/08                      Baa2       6,575                                6,552

8.375% 3/15/23                    Baa2       19,301                               20,600

                                                                                  31,309

RESTAURANTS - 0.1%

AFC Enterprises, Inc. 10.25%      B3         5,275                                5,407
5/15/07

CKE Restaurants, Inc. 9.125%      B1         7,730                                7,266
5/1/09

Darden Restaurants, Inc.          Baa1       220                                  202
6.375% 2/1/06

NE Restaurant, Inc. 10.75%        B3         3,720                                3,395
7/15/08

                                                                                  16,270

TOTAL MEDIA & LEISURE                                                             612,300

NONDURABLES - 0.6%

BEVERAGES - 0.2%

Seagram Co. Ltd. yankee           Baa3       4,275                                3,734
6.875% 9/1/23

Seagram JE & Sons, Inc.:

6.625% 12/15/05                   Baa3       40,625                               39,041

7.6% 12/15/28                     Baa3       20,700                               19,769

                                                                                  62,544

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

NONDURABLES - CONTINUED

FOODS - 0.1%

Aurora Foods, Inc. 8.75%          B1        $ 1,810                              $ 1,774
7/1/08

ConAgra, Inc. 7.125% 10/1/26      Baa1       22,725                               22,189

International Home Foods,         B2         1,670                                1,745
Inc.  10.375% 11/1/06

                                                                                  25,708

HOUSEHOLD PRODUCTS - 0.0%

AKI Holding Corp. 0% 7/1/09       Caa1       1,930                                695
(e)

AKI, Inc. 10.5% 7/1/08            B2         4,720                                4,484

                                                                                  5,179

TOBACCO - 0.3%

Philip Morris Companies, Inc.:

6.95% 6/1/06                      A2         20,550                               20,712

7% 7/15/05                        A2         27,190                               26,917

RJR Nabisco, Inc. 7.375%          Baa2       16,800                               16,503
5/15/03 (g)

                                                                                  64,132

TOTAL NONDURABLES                                                                 157,563

RETAIL & WHOLESALE - 0.6%

APPAREL STORES - 0.1%

Mothers Work, Inc. 12.625%        B3         6,090                                6,303
8/1/05

Specialty Retailers, Inc.:

8.5% 7/15/05                      B1         12,790                               9,209

9% 7/15/07                        B3         6,720                                4,166

                                                                                  19,678

DRUG STORES - 0.1%

Rite Aid Corp. 6% 12/15/05 (g)    Baa1       23,500                               21,573

GENERAL MERCHANDISE STORES -
0.3%

Federated Department Stores,
Inc.:

6.79% 7/15/27                     Baa2       11,500                               11,297

8.5% 6/15/03                      Baa2       60,285                               63,043

                                                                                  74,340

GROCERY STORES - 0.1%

Ameriserve Food Distribution,
Inc.:

8.875% 10/15/06                   B2         3,620                                3,131

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

RETAIL & WHOLESALE - CONTINUED

GROCERY STORES - CONTINUED

Ameriserve Food Distribution,
Inc.: - continued

10.125% 7/15/07                   Caa1      $ 1,430                              $ 1,115

Fleming Companies, Inc.:

Series B, 10.625% 7/31/07         B3         610                                  561

10.5% 12/1/04                     B3         4,320                                4,018

Jitney-Jungle Stores of
America, Inc.:

10.375% 9/15/07                   Caa1       1,820                                728

12% 3/1/06                        B3         1,780                                1,460

Kroger Co. 6% 7/1/00              Baa3       21,310                               21,127

                                                                                  32,140

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.0%

Guitar Center, Inc. 11% 7/1/06    B1         3,427                                3,478

TM Group Holdings PLC 11%         B3         4,530                                4,530
5/15/08

                                                                                  8,008

TOTAL RETAIL & WHOLESALE                                                          155,739

SERVICES - 0.2%

LEASING & RENTAL - 0.0%

Anthony Crane Rentals             B3         4,080                                3,856
LP/Anthony Credit Capital
Corp. 10.375% 8/1/08

Rent-A-Center, Inc. 11%           B2         6,520                                6,536
8/15/08

                                                                                  10,392

PRINTING - 0.1%

Big Flower Press Holdings,        B2         14,570                               14,133
Inc. 8.875% 7/1/07

Sullivan Graphics, Inc.           Caa1       10,940                               11,487
12.75% 8/1/05

World Color Press, Inc. 7.75%     B1         6,310                                6,247
2/15/09

                                                                                  31,867

SERVICES - 0.1%

AP Holdings, Inc. 0% 3/15/08      Caa2       1,380                                725
(e)

Apcoa, Inc. 9.25% 3/15/08         Caa1       9,285                                8,264

Medaphis Corp. 9.5% 2/15/05       Caa1       10,385                               7,685

SITEL Corp. 9.25% 3/15/06         B3         1,830                                1,464

                                                                                  18,138

TOTAL SERVICES                                                                    60,397

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

TECHNOLOGY - 0.8%

COMMUNICATIONS EQUIPMENT - 0.0%

Jordan Telecommunication          B3        $ 2,170                              $ 2,094
Products, Inc.  9.875% 8/1/07

COMPUTER SERVICES & SOFTWARE
- 0.1%

Concentric Network Corp.          B-         4,690                                4,807
12.75% 12/15/07

DecisionOne Corp. 9.75%           B3         4,920                                197
8/1/07 (d)

PSINet, Inc. 11% 8/1/09 (g)       B3         11,200                               11,200

                                                                                  16,204

COMPUTERS & OFFICE EQUIPMENT
- 0.4%

Comdisco, Inc.:

5.95% 4/30/02                     Baa1       19,000                               18,529

6.1% 6/5/01                       Baa1       38,250                               38,004

6.375% 11/30/01                   Baa1       24,500                               24,279

9.25% 7/6/00                      Baa2       7,625                                7,846

9.28% 6/5/00                      Baa1       2,000                                2,053

9.3% 6/27/00                      Baa2       2,000                                2,057

9.5% 1/28/02                      Baa2       2,580                                2,743

                                                                                  95,511

ELECTRONIC INSTRUMENTS - 0.1%

Telecommunications Techniques     B3         15,780                               15,188
Co. LLC  9.75% 5/15/08

ELECTRONICS - 0.2%

ChipPAC International Ltd.        B3         3,800                                3,762
12.75% 8/1/09 (g)

Communications Instruments,       B3         3,190                                2,839
Inc. 10% 9/15/04

Fairchild Semiconductor Corp.:

10.125% 3/15/07                   B3         1,260                                1,203

10.375% 10/1/07 (g)               B3         6,640                                6,408

Hadco Corp. 9.5% 6/15/08          B2         8,760                                8,453

Insilco Corp. 12% 8/15/07         B3         5,660                                5,717

Micron Technology, Inc. 6.5%      B3         9,000                                7,155
9/30/05 (j)

SCG Holding                       B2         6,780                                6,831
Corp./Semiconductor
Components Industries LLC
12% 8/1/09 (g)

                                                                                  42,368

TOTAL TECHNOLOGY                                                                  171,365

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

TRANSPORTATION - 0.5%

AIR TRANSPORTATION - 0.1%

Atlas Air, Inc. 8.77% 1/2/11      Ba3       $ 9,120                              $ 8,869

Continental Airlines, Inc.
Pass Through  Trust
Certificates:

7.434% 3/15/06                    Baa1       5,265                                5,268

7.73% 9/15/12                     Baa1       3,425                                3,412

Kitty Hawk, Inc. 9.95%            B1         9,170                                8,941
11/15/04

                                                                                  26,490

RAILROADS - 0.4%

Burlington Northern Santa Fe
Corp.:

6.53% 7/15/37                     Baa2       20,000                               19,396

6.875% 12/1/27                    Baa2       12,000                               10,828

7.29% 6/1/36                      Baa2       22,430                               22,259

Norfolk Southern Corp. 7.05%      Baa1       39,550                               39,736
5/1/37

                                                                                  92,219

SHIPPING - 0.0%

Holt Group, Inc. 9.75%            Caa1       3,175                                2,159
1/15/06 (g)

TOTAL TRANSPORTATION                                                              120,868

UTILITIES - 3.2%

CELLULAR - 1.0%

Cable & Wireless                  Baa1       54,965                               54,983
Communications PLC  6.375%
3/6/03

Cellnet Data Systems, Inc. 0%     -          25,140                               10,559
10/1/07 (e)

Dial Call Communications,         B2         3,290                                3,372
Inc. 10.25% 12/15/05

McCaw International Ltd. 0%       Caa1       40,870                               24,522
4/15/07 (e)

Metrocall, Inc.:

10.375% 10/1/07                   B3         4,640                                3,666

11% 9/15/08 (g)                   B3         2,360                                1,888

Millicom International            Caa1       59,340                               42,131
Cellular SA  0% 6/1/06 (e)

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

UTILITIES - CONTINUED

CELLULAR - CONTINUED

Nextel Communications, Inc.:

0% 2/15/08 (e)                    B2        $ 22,950                             $ 15,836

9.75% 8/15/04                     B2         4,840                                4,888

Nextel International, Inc. 0%     Caa1       22,310                               11,155
4/15/08 (e)

Orange PLC 9% 6/1/09 (g)          Ba3        8,950                                8,928

Orbital Imaging Corp.:

11.625% 3/1/05                    -          1,990                                1,572

11.625% 3/1/05                    -          2,570                                2,030

Orion Network Systems, Inc.       B2         8,385                                4,528
0% 1/15/07 (e)

PageMart Nationwide, Inc. 0%      B3         12,395                               11,775
2/1/05 (e)

PageMart Wireless, Inc. 0%        Caa2       23,350                               10,157
2/1/08 (e)

Rogers Communications, Inc.       B2         20,060                               20,210
8.875%  7/15/07

Spectrasite Holdings, Inc. 0%     -          1,930                                1,004
4/15/09 (e)(g)

Telesystem International
Wireless, Inc.:

0% 6/30/07 (e)                    Caa1       11,050                               5,415

0% 11/1/07 (e)                    Caa1       12,540                               5,267

                                                                                  243,886

ELECTRIC UTILITY - 0.6%

Avon Energy Partners Holdings:

6.46% 3/4/08 (g)                  Baa2       25,500                               24,213

6.73% 12/11/02 (g)                Baa2       17,000                               16,883

7.05% 12/11/07 (g)                Baa2       18,000                               17,876

DR Investments UK PLC yankee      A2         32,000                               32,190
7.1% 5/15/02 (g)

Israel Electric Corp. Ltd.:

7.75% 12/15/27 (g)                A3         50,905                               45,598

yankee 7.25% 12/15/06 (g)         A3         9,250                                8,809

Texas Utilities Co. 6.375%        Baa3       19,610                               18,359
1/1/08

                                                                                  163,928

GAS - 0.2%

CMS Panhandle Holding Co.:

6.125% 3/15/04 (g)                Baa3       11,950                               11,502

7% 7/15/29 (g)                    Baa3       9,050                                8,172

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

UTILITIES - CONTINUED

GAS - CONTINUED

Kern River Funding Corp.          A3        $ 20,000                             $ 20,104
6.72% 9/30/01 (g)

Southwest Gas Corp. 9.75%         Baa2       20,650                               22,080
6/15/02

                                                                                  61,858

TELEPHONE SERVICES - 1.4%

Alestra S. de R.L. de CV          B2         3,890                                3,579
12.625% 5/15/09 (g)

Allegiance Telecom, Inc. 0%       -          3,305                                2,049
2/15/08 (e)

Call-Net Enterprises, Inc.        B2         9,880                                8,694
9.375% 5/15/09

Covad Communications Group,
Inc.:

0% 3/15/08 (e)                    B3         9,120                                4,742

12.5% 2/15/09                     B3         6,280                                5,903

e.spire Communications, Inc.:

0% 11/1/05 (e)                    -          2,670                                1,722

0% 4/1/06 (e)                     -          3,240                                1,814

0% 7/1/08 (e)                     -          3,250                                1,333

GCI, Inc. 9.75% 8/1/07            B2         3,410                                3,325

GST Network Funding, Inc. 0%      -          10,650                               6,390
5/1/08 (e)(g)

GST Equipment Funding, Inc.       -          3,200                                3,456
13.25% 5/1/07

GST Telecommunications, Inc.      -          9,605                                10,902
12.75% 11/15/07

GST USA, Inc. 0% 12/15/05 (e)     -          1,685                                1,407

Hermes Europe Railtel BV          B3         5,770                                5,789
10.375% 1/15/09

ICG Holdings, Inc. 0% 9/15/05     B3         8,550                                7,524
(e)

ICG Services, Inc.:

0% 2/15/08 (e)                    B3         27,960                               15,797

0% 5/1/08 (e)                     B3         2,060                                1,133

Intermedia Communications,        B3         13,400                               7,571
Inc. 0% 3/1/09 (e)

IXC Communications, Inc. 9%       B3         8,690                                8,733
4/15/08

KMC Telecom Holdings, Inc.:

0% 2/15/08 (e)                    Caa2       11,340                               5,897

13.5% 5/15/09 (g)                 Caa2       4,930                                4,942

Logix Communications              -          9,910                                8,275
Enterprises, Inc.  12.25%
6/15/08

MCI WorldCom, Inc.:

6.4% 8/15/05                      A3         30,620                               29,726

8.875% 1/15/06                    A3         28,746                               30,504

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

Metromedia Fiber Network,         B2        $ 6,230                              $ 6,292
Inc.  10% 11/15/08

NEXTLINK Communications, Inc.:

0% 6/1/09 (e)                     B3         10,050                               5,754

10.75% 6/1/09                     B3         5,390                                5,417

Ono Finance PLC 13% 5/1/09        -          2,300                                2,404
unit (g)

Optel Communications Corp.        -          9,245                                8,660
15% 12/29/04 (j)

Pathnet, Inc. 12.25% 4/15/08      -          12,390                               6,567

Rhythms NetConnections, Inc.:

0% 5/15/08 (e)                    B3         15,160                               7,921

12.75% 4/15/09 (g)                B3         5,270                                4,875

Telecomunicaciones de P R,        Baa2       16,450                               15,817
Inc.  6.65% 5/15/06 (g)

Teleglobe Canada, Inc.:

7.2% 7/20/09                      Baa1       7,745                                7,624

7.7% 7/20/29                      Baa1       37,820                               36,792

Teligent, Inc.:

0% 3/1/08 (e)                     Caa1       7,990                                4,534

11.5% 12/1/07                     Caa1       5,210                                5,015

WinStar Communications, Inc.:

0% 10/15/05 (e)                   Caa1       8,990                                7,686

0% 10/15/05 (e)                   Caa1       19,150                               27,002

0% 3/15/08 (e)                    CCC        11,940                               10,865

10% 3/15/08                       CCC        11,235                               10,224

15% 3/1/07                        CCC        1,500                                1,843

WinStar Equipment Corp. 12.5%     B3         4,950                                5,148
3/15/04

                                                                                  361,647

TOTAL UTILITIES                                                                   831,319

TOTAL NONCONVERTIBLE BONDS                                                        3,916,783

TOTAL CORPORATE BONDS                                                             3,973,460
(Cost $4,129,373)

U.S. GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS - 4.1%

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

U.S. GOVERNMENT AGENCY
OBLIGATIONS - 0.7%

Fannie Mae 5.125% 2/13/04         Aaa       $ 54,890                             $ 52,137

Federal Agricultural Mortgage
Corp.:

7.01% 8/10/03                     Aaa        1,040                                1,061

7.01% 8/10/04                     Aaa        1,340                                1,374

7.04% 8/10/05                     Aaa        5,100                                5,210

Federal Home Loan Bank:

7.56% 9/1/04                      Aaa        1,340                                1,396

8.09% 12/28/04                    Aaa        3,500                                3,773

8.195% 12/22/04                   Aaa        10,000                               10,706

Government Loan Trusts            Aaa        8,886                                9,478
(assets of Trust guaranteed
by U.S. Government through
Agency for International
Development)  8.5% 4/1/06

Government Trust Certificates
(assets of Trust guaranteed
by U.S. Government through
Defense Security Assistance
Agency):

Class 1-C, 9.25% 11/15/01         Aaa        14,997                               15,580

Class 2-E 9.4% 5/15/02            Aaa        9,462                                9,826

Class T-3, 9.625% 5/15/02         Aaa        9,900                                10,289

Guaranteed Export Trust           Aaa        117                                  117
Certificates (assets of
Trust guaranteed by U.S.
Government through
Export-Import Bank) Series
1994 C,  6.61% 9/15/99

Israel Export Trust               Aaa        3,434                                3,478
Certificates (assets of
Trust guaranteed by U.S.
Government through
Export-Import Bank) Series
1994 1,  6.88% 1/26/03

Overseas Private Investment       -          30,000                               30,055
Corp. U.S. Government
guaranteed participation
certificate Series 1996-A1,
6.726%  9/15/10 (callable)

Private Export Funding Corp.:

secured 6.86% 4/30/04             Aaa        2,345                                2,376

secured 7.9% 3/31/00              Aaa        12,750                               12,927

                                                                                  169,783

U.S. TREASURY OBLIGATIONS -
3.4%

U.S. Treasury Bonds:

6.875% 8/15/25                    Aaa        118,260                              126,502

8.75% 5/15/17                     Aaa        750                                  936

8.875% 8/15/17                    Aaa        27,565                               34,814

U.S. GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

U.S. TREASURY OBLIGATIONS -
CONTINUED

U.S. Treasury Bonds: -
continued

9.875% 11/15/15                   Aaa       $ 123,550                            $ 166,869

11.625% 11/15/04                  Aaa        48,000                               60,008

12% 5/15/05                       Aaa        63,000                               81,102

12.375% 5/15/04                   Aaa        15,756                               19,862

14% 11/15/11                      Aaa        18,400                               26,637

U.S. Treasury Notes:

6.5% 5/31/02                      Aaa        96,700                               98,543

6.625% 5/15/07                    Aaa        14,500                               14,978

7% 7/15/06                        Aaa        139,215                              146,307

U.S. Treasury Notes - STRIPS      Aaa        221,100                              101,425
0% 11/15/11

                                                                                  877,983

TOTAL U.S. GOVERNMENT AND                                                         1,047,766
GOVERNMENT AGENCY OBLIGATIONS
(Cost $1,090,793)

U.S. GOVERNMENT AGENCY -
MORTGAGE SECURITIES - 9.8%



FANNIE MAE - 7.7%

5.5% 10/1/08 to 5/1/14            Aaa        199,565                              187,646

6% 10/1/08 to 1/1/29              Aaa        509,022                              480,149

6.5% 12/1/06 to 7/1/29            Aaa        975,769                              930,048

6.5% 8/1/29                       Aaa        75,000                               71,461

7% 5/1/23 to 2/1/29               Aaa        122,774                              120,059

7% 8/1/29 (h)                     Aaa        19,163                               18,731

7.5% 8/1/07 to 7/1/29             Aaa        137,529                              137,526

7.5% 8/1/29 (h)                   Aaa        34,000                               33,989

8.5% 1/1/09 to 7/1/21             Aaa        50                                   52

10% 8/1/17                        Aaa        50                                   54

                                                                                  1,979,715

U.S. GOVERNMENT AGENCY -
MORTGAGE SECURITIES -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

FREDDIE MAC - 0.0%

7% 4/1/01 to 8/1/01               Aaa       $ 9,116                              $ 9,154

8% 10/1/16 to 4/1/20              Aaa        2,134                                2,202

8.5% 9/1/19                       Aaa        0                                    0

                                                                                  11,356

GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION - 2.1%

6% 9/15/08 to 12/15/10            Aaa        21,594                               20,849

6.5% 6/15/02 to 5/15/29           Aaa        202,850                              192,759

7% 10/15/17 to 12/15/28           Aaa        82,750                               80,678

7.5% 8/15/21 to 7/15/29           Aaa        153,021                              153,050

8% 4/15/00 to 10/15/25            Aaa        56,078                               57,368

8.5% 11/15/05 to 11/15/22         Aaa        3,852                                4,017

9% 3/15/10 to 5/15/22             Aaa        723                                  768

9.5% 7/15/09 to 3/15/23           Aaa        6,377                                6,827

10% 11/15/09 to 1/15/26           Aaa        8,080                                8,815

11% 3/15/10 to 7/20/20            Aaa        2,457                                2,701

                                                                                  527,832

TOTAL U.S. GOVERNMENT AGENCY                                                      2,518,903
-  MORTGAGE SECURITIES
(Cost $2,594,255)

ASSET-BACKED SECURITIES - 0.8%



Airplanes Pass Through Trust      Ba2        7,950                                7,473
10.875% 3/15/19

American Express Credit           A1         14,200                               13,864
Account Master Trust 6.1%
12/15/06

Arcadia Automobile                Aaa        15,835                               15,855
Receivables Trust  6.5%
6/17/02

Chase Manhattan Grantor Trust:

6.61% 9/15/02                     Aaa        8,927                                8,947

6.76% 9/15/02                     A3         2,338                                2,342

Chevy Chase Auto Receivables
Trust:

5.9% 7/15/03                      Aaa        10,212                               10,180

5.91% 12/15/04                    Aaa        8,235                                8,219

6.6% 12/15/02                     Aaa        3,600                                3,611

Contimortgage Home Equity         Aaa        21,722                               21,641
Loan Trust  6.26% 7/15/12

Discover Card Master Trust I      A2         12,421                               12,048
5.85% 11/16/04

ASSET-BACKED SECURITIES -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

Ford Credit Auto Owner Trust:

6.2% 12/15/02                     Baa3      $ 14,100                             $ 13,897

6.4% 5/15/02                      A1         19,240                               19,227

6.4% 12/15/02                     Baa3       8,660                                8,426

Key Auto Finance Trust:

6.3% 10/15/03                     A2         12,459                               12,408

6.65% 10/15/03                    Baa3       3,653                                3,671

Premier Auto Trust 5.59%          Aaa        42,000                               40,898
2/9/04

Sears Credit Account Master       Aaa        11,353                               11,364
Trust II  6.5% 10/15/03

TOTAL ASSET-BACKED SECURITIES                                                     214,071
(Cost $216,857)

COMMERCIAL MORTGAGE
SECURITIES - 1.2%



ACP Mortgage LP Series 1,         BB         1,999                                1,789
Class E  6.8608% 2/28/28
(g)(i)

Berkeley Federal Bank & Trust     -          6,080                                4,256
FSB Series 1994 Class 1-B
7.5993% 8/1/24 (g)(i)

CBM Funding Corp. Series          BBB        12,500                               12,361
1996-1B Class C, 7.86% 2/1/08

Commercial Mortgage               BB+        4,500                                2,760
Acceptance Corp. pass
through certificates Series
1998-C2 Class F, 5.44%
5/15/13 (g)(i)

CS First Boston Mortgage
Securities Corp.:

Series 1995-WF1 Class A-2,        AAA        21,816                               21,721
6.648% 12/21/27

Series 1997 C2 Class D, 7.27%     Baa2       22,200                               20,556
1/17/35

Series 1998 FLI Class E,          Baa2       42,880                               42,022
6.07% 1/10/13 (g)(i)

5.4013% 12/10/00 (g)(i)           A2         20,100                               19,893

DLJ Mortgage Acceptance Corp.     -          2,800                                2,704
Series 1993-MF12 Class B-2,
10.1% 9/18/03 (g)

Equitable Life Assurance          A2         6,000                                6,054
Society of the United States
(The) Series 174 Class C1,
7.52% 5/15/06 (g)

First Chicago/Lennar Trust I
Series 1997-CHL1:

Class D, 8.0915% 4/13/39 (i)      -          3,500                                2,833

Class E, 8.0915% 4/1/39 (i)       -          2,900                                2,057

General Motors Acceptance         Ba3        3,500                                2,821
Corp. Commercial Mortgage
Securities, Inc. Series
1996-C1 Class F, 7.86%
10/15/28 (g)

COMMERCIAL MORTGAGE
SECURITIES - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

GS Mortgage Securities Corp.      Baa3      $ 20,000                             $ 17,161
II Series 1998-GLII Class E,
7.1905% 4/13/31 (g)(i)

LB Multifamily Mortgage Trust     Caa1       2,654                                1,964
Series 1991 4 Class A1,
6.9721% 4/25/21 (i)

Morgan Stanley Capital I, Inc.:

Series 1996-MBL1 Class E,         -          3,612                                3,566
8.2719% 5/25/21 (g)(i)

Series 1998 CF1:

Class D, 7.35% 1/15/12            Baa2       19,733                               17,840

Class E, 7.35% 12/15/12           Baa3       6,848                                5,624

Mortgage Capital Funding,         Ba1        4,500                                3,645
Inc. Series 1998-MC3 Class
F, 0% 11/18/31 (g)(i)

Nationslink Funding Corp.         BB         4,500                                3,353
Commercial Mortgage pass
through certificates Series
1998-2 Class F, 7.105%
8/20/30

Nomura Asset Securities Corp.     Baa2       55,000                               49,448
Series 1998-D6 Class A-4,
7.3503% 3/17/28 (i)

Nomura Depositor Trust Series     -          3,500                                3,118
1998-ST1A  Class B1A, 7.93%
1/15/03 (g)(i)

Penn Mutual Life Insurance        -          6,500                                4,333
Co. (The)/Penn Insurance &
Annuity Co. Series 1996-PML
Class K, 7.9% 11/15/26 (g)

Resolution Trust Corp.:

Series 1991 M2 Class A3,          Ba3        1,118                                905
7.2498% 9/25/20 (i)

Series 1995-C2 Class D, 7%        Baa2       3,503                                3,462
5/25/27

Structured Asset Securities
Corp.:

Series 1992-M1 Class C, 7.05%     B2         2,200                                1,974
11/25/02

Series 1995-C1:

Class E, 7.375% 9/25/24 (g)       BB         7,896                                7,320

Class F, 7.375% 9/25/24 (g)       -          3,000                                2,348

Series 1996 CFL Class E,          BB+        11,188                               10,753
7.75% 2/25/28

Series 1996-CFL Class G,          B          3,500                                3,035
7.75% 2/25/28 (g)

Thirteen Affiliates of            Aaa        32,000                               30,625
General Growth Properties,
Inc. sequential pay Series 1
Class A2,  6.602% 11/15/07
(g)

TOTAL COMMERCIAL MORTGAGE                                                         312,301
SECURITIES
(Cost $323,785)

FOREIGN GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS (K) - 0.2%

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

Korean Republic yankee:

8.75% 4/15/03                     Baa3      $ 13,350                             $ 13,589

8.875% 4/15/08                    Baa3       10,630                               10,758

Manitoba Province yankee          Aa3        5,000                                5,031
6.75% 3/1/03

Quebec Province:

yankee 6.86% 4/15/26 (f)          A2         16,750                               16,681

yankee:

7.125% 2/9/24                     A2         2,560                                2,440

7.5% 7/15/23                      A2         10,060                               10,107

TOTAL FOREIGN GOVERNMENT AND                                                      58,606
GOVERNMENT AGENCY OBLIGATIONS
(Cost $60,631)

SUPRANATIONAL OBLIGATIONS -
0.0%



Inter American Development        Aaa        10,850                               10,692
Bank yankee  6.29% 7/16/27
(Cost $10,782)

CASH EQUIVALENTS - 4.1%

                                             SHARES

Taxable Central Cash Fund (c)                1,041,706,082                 1,041,706
(Cost $1,041,706)

TOTAL INVESTMENT IN                                                         $ 25,716,165
SECURITIES - 100%
(Cost $21,280,021)


SECURITY TYPE ABBREVIATIONS

PIES                         -   Premium Income  Equity
                                 Securities

PRIDES                       -   Preferred Redeemable
                                 Increased Dividend Equity
                                 Securities

QUIPS                        -   Quarterly Income Preferred
                                 Securities

LEGEND

(a) Non-income producing

(b) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(c) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.06%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

(d) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.

(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $884,723,000 or 3.4% of net assets.

(h) Security purchased on a delayed delivery or when-issued basis.

(i) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(j) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:

SECURITY                       ACQUISITION DATE    ACQUISITION COST (000S)

Alliance   Gaming Corp.        7/28/98             $ 0

Micron    Technology, Inc.     3/3/99              $ 6,965
6.5% 9/30/05

Mothers Work, Inc.             6/18/98             $ 21

Optel    Communications        12/31/97            $ 506
Corp. warrants    12/29/04

Optel   Communications  Corp.  12/31/97 - 6/30/99  $ 8,739
15%    12/29/04

(k) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

OTHER INFORMATION

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS              S&P RATINGS

Aaa, Aa, A        18.8%      AAA, AA, A    18.4%

Baa               6.7%       BBB           6.4%

Ba                0.6%       BB            0.9%

B                 3.7%       B             3.5%

Caa               1.0%       CCC           0.7%

Ca, C             0.0%       CC, C         0.0%

                             D             0.0%

The percentage not rated by Moody's or S&P amounted to 0.5%. FMR has determined that unrated debt securities that are lower quality account for 0.4% of the total value of investment in securities.

INCOME TAX INFORMATION

At July 31, 1999, the aggregate cost of investment securities for income tax purposes was $21,317,824,000. Net unrealized appreciation aggregated $4,398,341,000, of which $4,988,892,000 related to appreciated investment securities and $590,551,000 related to depreciated investment securities.

The fund hereby designates approximately $1,723,781,000 as a capital gain dividend for the purpose of the dividend paid deduction.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNT)                         JULY 31,
                                          1999

ASSETS

Investment in securities, at              $ 25,716,165
value (cost $21,280,021) -
See accompanying schedule

Cash                                       936

Receivable for investments                 197,728
sold

Receivable for fund shares                 16,110
sold

Dividends receivable                       25,827

Interest receivable                        102,053

Other receivables                          684

 TOTAL ASSETS                              26,059,503

LIABILITIES

Payable for investments        $ 213,904
purchased Regular delivery

 Delayed delivery               53,392

Payable for fund shares         39,022
redeemed

Accrued management fee          9,551

Other payables and accrued      4,108
expenses

 TOTAL LIABILITIES                         319,977

NET ASSETS                                $ 25,739,526

Net Assets consist of:

Paid in capital                           $ 20,185,979

Undistributed net investment               67,403
income

Accumulated undistributed net              1,049,950
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                4,436,194
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS, for 1,273,165                 $ 25,739,526
shares outstanding

NET ASSET VALUE, offering                  $20.22
price and redemption price
per share ($25,739,526
(divided by) 1,273,165
shares)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS  YEAR
ENDED JULY 31, 1999

INVESTMENT INCOME                            $ 326,749
Dividends

Interest (including interest                  655,904
income on securities
 loaned of $1,320)

                                              982,653

Less foreign taxes withheld                   (8,574)

 TOTAL INCOME                                 974,079

EXPENSES

Management fee                   $ 109,881

Transfer agent fees               48,577

Accounting and security           1,103
lending fees

Non-interested trustees'          120
compensation

Custodian fees and expenses       615

Registration fees                 675

Audit                             197

Legal                             80

Interest                          5

Reports to shareholders           1,206

Miscellaneous                     77

 Total expenses before            162,536
reductions

 Expense reductions               (4,628)     157,908

NET INVESTMENT INCOME                         816,171

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            1,292,144

 Foreign currency transactions    (415)       1,291,729

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (189,300)

 Assets and liabilities in        28          (189,272)
foreign currencies

NET GAIN (LOSS)                               1,102,457

NET INCREASE (DECREASE) IN                   $ 1,918,628
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS             YEAR ENDED JULY 31, 1999  YEAR ENDED JULY 31, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 816,171                 $ 798,617
income

 Net realized gain (loss)         1,291,729                 2,253,079

 Change in net unrealized         (189,272)                 (223,880)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       1,918,628                 2,827,816
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (848,159)                 (794,054)
From net investment income

 From net realized gain           (1,843,513)               (1,073,230)

 TOTAL DISTRIBUTIONS              (2,691,672)               (1,867,284)

Share transactions Net            4,290,936                 4,338,239
proceeds from sales of shares

 Reinvestment of distributions    2,565,257                 1,786,916

 Cost of shares redeemed          (5,283,873)               (4,472,056)

 NET INCREASE (DECREASE) IN       1,572,320                 1,653,099
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       799,276                   2,613,631
IN NET ASSETS

NET ASSETS

 Beginning of period              24,940,250                22,326,619

 End of period (including        $ 25,739,526              $ 24,940,250
undistributed net investment
income of $67,403 and
$89,226, respectively)

OTHER INFORMATION
Shares

 Sold                             215,648                   215,522

 Issued in reinvestment of        140,924                   91,754
distributions

 Redeemed                         (265,773)                 (221,223)

 Net increase (decrease)          90,799                    86,053


FINANCIAL HIGHLIGHTS

YEARS ENDED JULY 31,           1999      1998      1997      1996      1995

SELECTED PER-SHARE DATA

Net asset value, beginning of  $ 21.09   $ 20.37   $ 17.34   $ 16.69   $ 15.93
period

Income from Investment
Operations

Net investment  income          .64 B     .69 B     .66 B     .64       .42

Net realized and unrealized     .73       1.68      4.57      1.00      1.53
gain (loss)

Total from investment           1.37      2.37      5.23      1.64      1.95
operations

Less Distributions

 From net  investment income    (.68)     (.69)     (.66)     (.55)     (.44)

From net  realized gain         (1.56)    (.96)     (1.54)    (.44)     (.75)

Total distributions             (2.24)    (1.65)    (2.20)    (.99)     (1.19)

Net asset value,  end of       $ 20.22   $ 21.09   $ 20.37   $ 17.34   $ 16.69
period

TOTAL RETURN A                  8.03%     12.56%    33.63%    10.06%    13.03%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in  $ 25,740  $ 24,940  $ 22,327  $ 16,699  $ 14,387 millions)

Ratio of expenses to average    .64%      .64%      .67%      .74%      .77%
net assets

Ratio of expenses  to average   .63% C    .63% C    .66% C    .72% C    .77%
 net assets after expense
reductions

Ratio of net investment         3.23%     3.40%     3.69%     3.44%     3.50%
income to average net assets

Portfolio turnover rate         80%       84%       80%       139%      76%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS

For the period ended July 31, 1999

1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Puritan Fund (the fund) is a fund of Fidelity Puritan Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund

1. SIGNIFICANT ACCOUNTING

POLICIES - CONTINUED

INVESTMENT INCOME - CONTINUED

is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, paydown gains/losses on certain securities, foreign currency transactions, defaulted bonds, market discount, partnerships, non-taxable dividends, and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

2. OPERATING POLICIES -

CONTINUED

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

DELAYED DELIVERY TRANSACTIONS. The fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market values of the securities purchased on a delayed delivery basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery security. With respect to purchase commitments, the fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $15,880,000 or 0.1% of net assets.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $19,606,094,000 and $20,271,598,000, respectively, of which U.S. government and government agency obligations aggregated
$5,405,863,000 and $4,859,232,000, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .15%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .44% of average net assets.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .19% of average net assets.

 ACCOUNTING AND SECURITY LENDING FEES. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $1,728,000 for the period.

5. SECURITY LENDING.

The fund loaned securities to certain brokers who paid the fund negotiated lenders' fees. These fees are included in interest income. The fund receives U.S. Treasury obligations and/or cash as collateral against the loaned securities, in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. At period end there were no loans outstanding.

6. BANK BORROWINGS.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which the loan was outstanding amounted to $33,666,000. The weighted average interest rate was 5.5%.

7. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $3,419,000 under this arrangement.

In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $42,000 and $1,167,000, respectively, under these arrangements.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Fidelity Puritan Trust and the Shareholders of
Fidelity Puritan Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Puritan Fund (a fund of Fidelity Puritan Trust) at July 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Puritan Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   September 13, 1999

DISTRIBUTIONS

The Board of Trustees of Fidelity Puritan Fund voted to pay on September 7, 1999, to shareholders of record at the opening of business on September 3, 1999, a distribution of $.81 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.16 per share from net investment income.

A total of 5.02% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

A total of 26% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

The fund will notify shareholders in January 2000 of amounts for use in preparing 1999 income tax returns.

PROXY VOTING RESULTS

A special meeting of the fund's shareholders was held on July 14, 1999, and re-convened on August 6, 1999. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect as Trustees the following twelve nominees.*

               # OF                % OF
               VOTES CAST          VOTES CAST

RALPH F. COX
Affirmative    17,986,401,866.48   90.961

Withheld       1,787,259,914.33    9.039

TOTAL          19,773,661,780.81   100.000

PHYLLIS BURKE DAVIS
Affirmative    17,983,245,089.81   90.945

Withheld       1,790,416,691.00    9.055

TOTAL          19,773,661,780.81   100.000

ROBERT M. GATES
Affirmative    17,981,467,048.37   90.936

Withheld       1,792,194,732.44    9.064

TOTAL          19,773,661,780.81   100.000

EDWARD C. JOHNSON 3D
Affirmative    17,985,106,706.94   90.955

Withheld       1,788,555,073.87    9.045

TOTAL          19,773,661,780.81   100.000

E. BRADLEY JONES
Affirmative    17,965,545,653.74   90.856

Withheld       1,808,116,127.07    9.144

TOTAL          19,773,661,780.81   100.000

DONALD J. KIRK
Affirmative    17,992,374,635.26   90.992

Withheld       1,781,287,145.55    9.008

TOTAL          19,773,661,780.81   100.000

               # OF                % OF
               VOTES CAST          VOTES CAST

 PETER S. LYNCH
Affirmative    17,994,511,667.79   91.002

Withheld       1,779,150,113.02    8.998

TOTAL          19,773,661,780.81   100.000

WILLIAM O. MCCOY
Affirmative    17,995,708,043.17   91.008

Withheld       1,777,953,737.64    8.992

TOTAL          19,773,661,780.81   100.000

GERALD C. MCDONOUGH
Affirmative    17,967,133,594.73   90.864

Withheld       1,806,528,186.08    9.136

TOTAL          19,773,661,780.81   100.000

MARVIN L. MANN
Affirmative    17,995,084,785.78   91.005

Withheld       1,778,576,995.03    8.995

TOTAL          19,773,661,780.81   100.000

ROBERT C. POZEN
Affirmative    17,993,340,616.44   90.997

Withheld       1,780,321,164.37    9.003

TOTAL          19,773,661,780.81   100.000

THOMAS R. WILLIAMS
Affirmative    17,973,227,575.79   90.895

Withheld       1,800,434,205.02    9.105

TOTAL          19,773,661,780.81   100.000

PROPOSAL 2

To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.

                # OF               % OF
                VOTES CAST         VOTES CAST

Affirmative    12,475,303,146.14   95.019

Against        296,340,783.09      2.257

Abstain        357,637,647.57      2.724

TOTAL          13,129,281,576.80   100.00

PROPOSAL 3

To adopt an Amended and Restated Declaration of Trust.*

                # OF               % OF
                VOTES CAST         VOTES CAST

Affirmative    16,134,178,216.02   81.594

Against        999,390,653.54      5.054

Abstain        2,640,092,911.25    13.352

TOTAL          19,773,661,780.81   100.000

PROPOSAL 4
To approve an amended management contract for the fund that would reduce the management fee payable to FMR by the fund as FMR's assets under management increase, allow future modifications of the contract without a shareholder vote if permitted by the 1940 Act, and reduce the fund's individual fund fee rate.

                # OF               % OF
                VOTES CAST         VOTES CAST

Affirmative    11,353,687,607.84   86.794

Against        341,634,281.45      2.612

Abstain        1,385,868,354.62    10.594

TOTAL          13,081,190,243.91   100.000

PROPOSAL 5

To approve a Distribution and Service Plan for the fund which describes all material aspects of the proposed financing for the distribution of fund shares.

                # OF               % OF
                VOTES CAST         VOTES CAST

Affirmative    10,891,733,190.56   83.263

Against        713,130,540.89      5.451

Abstain        1,476,326,512.46    11.286

TOTAL          13,081,190,243.91   100.000

PROPOSAL 6

To amend the fund's fundamental investment objective and eliminate certain fundamental investment policies.

                # OF               % OF
                VOTES CAST         VOTES CAST

Affirmative    10,781,192,108.78   82.418

Against        594,357,527.47      4.543

Abstain        1,705,640,607.66    13.039

TOTAL          13,081,190,243.91   100.000

PROPOSAL 7
To amend the fund's fundamental investment limitation concerning diversification to exclude securities of other investment companies from the limitation.

                # OF               % OF
                VOTES CAST         VOTES CAST

Affirmative    10,588,078,010.64   80.941

Against        789,123,096.66      6.033

Abstain        1,703,989,136.61    13.026

TOTAL          13,081,190,243.91   100.000

*DENOTES TRUST-WIDE PROPOSALS AND VOTING RESULTS.

OF SPECIAL NOTE

INTRODUCING FIDELITY'S NEW, REORGANIZED PROSPECTUS

Recently, the SEC issued new disclosure requirements for all mutual fund prospectuses. While Fidelity could have complied by simply following the new requirements, we saw a different opportunity. We saw the chance to create a brand new prospectus: one that is better organized, easier to use and more informative than ever.

The new format of the Fidelity mutual fund prospectus puts the information you need to make informed investment decisions right at your fingertips. In the opening pages, you will find the SEC-mandated summary that highlights the fund's investment objectives, strategies and risks. There's also an easy-to-read performance chart and fee table right up front.

Inside, you will find additional features we've introduced to make the fund prospectus a more useful tool. In our new Shareholder Information section, for example, we have provided practical, beneficial information - from how to buy or sell shares, key contact information, investment services, ways to set up your account and more - all in one convenient location.

We invite you to spend a moment and review our new prospectus. It is designed to help make your investment decision easier, no matter which of the Fidelity funds you invest in.

MANAGING YOUR INVESTMENTS

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)
FIDELITY AUTOMATED
SERVICE TELEPHONE (FAST SM)
1-800-544-5555

PRESS
1 For mutual fund and brokerage trading.
2 For quotes.*
3 For account balances and holdings.
4 To review orders and mutual fund activity.
5 To change your PIN.
*0  To speak to a Fidelity representative.

BY PC

Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)
FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

TO VISIT FIDELITY

For directions and hours,
please call 1-800-544-9797.

ARIZONA

7373 N. Scottsdale Road
Scottsdale, AZ

CALIFORNIA

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

455 Market Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

COLORADO

1625 Broadway
Denver, CO

CONNECTICUT

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

DELAWARE

222 Delaware Avenue
Wilmington, DE

FLORIDA

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

GEORGIA

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

ILLINOIS

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

INDIANA

4729 East 82nd Street
Indianapolis, IN

MAINE

3 Canal Plaza
Portland, ME

MARYLAND

7401 Wisconsin Avenue
Bethesda, MD

1 West Pennsylvania Ave.
Towson, MD

MASSACHUSETTS

470 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

MICHIGAN

280 North Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

MINNESOTA

7600 France Avenue South
Edina, MN

MISSOURI

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

200 North Broadway
St. Louis, MO

NEW JERSEY

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

NEW YORK

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

NORTH CAROLINA

4611 Sharon Road
Charlotte, NC

OHIO

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

OREGON

16850 SW 72 Avenue
Tigard, OR

PENNSYLVANIA

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

TENNESSEE

6150 Poplar Road
Memphis, TN

TEXAS

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

UTAH

215 South State Street
Salt Lake City, UT

VIRGINIA

8180 Greensboro Drive
McLean, VA

WASHINGTON

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

WASHINGTON, DC

1900 K Street, N.W.
Washington, DC

WISCONSIN

595 North Barker Road
Brookfield, WI

TO WRITE FIDELITY

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(LETTER_GRAPHIC)
MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(LETTER_GRAPHIC)
FOR NON-RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

OVERNIGHT EXPRESS

Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS

Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75039-5517

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(LETTER_GRAPHIC)
FOR RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS

Fidelity Investments
Attn: Redemptions - CP6R

400 East Las Colinas Blvd.
Irving, TX 75039-5517

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500


INVESTMENT ADVISER

Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS

Fidelity Management & Research
(U.K.) Inc. London, England

Fidelity Management & Research
(Far East) Inc. Tokyo, Japan

Fidelity Investments Money Management, Inc. (FIMM), Merrimack, NH

OFFICERS

Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Richard A. Spillane, Jr., Vice President
Bettina Doulton, Vice President
Kevin E. Grant, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer

BOARD OF TRUSTEES

Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD

J. Gary Burkhead
Abigail P. Johnson

* INDEPENDENT TRUSTEES

GENERAL DISTRIBUTOR

Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT

Fidelity Service Company, Inc.
Boston, MA

CUSTODIAN

The Chase Manhattan Bank
New York, NY

FIDELITY'S GROWTH AND INCOME FUNDS

Balanced Fund
Convertible Securities Fund
Equity-Income Fund
Equity-Income II Fund
Fidelity (registered trademark) Fund
Global Balanced Fund
Growth & Income Portfolio
Growth & Income II Portfolio
Puritan(registered trademark) Fund
Real Estate Investment Portfolio
Utilities Fund

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE

Exchanges/Redemptions  1-800-544-7777

Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
 Telephone (FAST SM) (AUTOMATED GRAPHIC)  1-800-544-5555

(AUTOMATED GRAPHIC) AUTOMATED LINE FOR QUICKEST SERVICE

PUR-ANN-0999   83745
1.536193.102

(FIDELITY LOGO GRAPHIC)(REGISTERED TRADEMARK)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com